Registration No. 333-136124

Registration No. 811-21933

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES

ACT OF 1933	/ /
Pre-Effective Amendment No.	/ /
Post-Effective Amendment No. 18	/ X /

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940	/ /
Amendment No. 57	/ X /

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202

(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code 414-271-1444

Raymond J. Manista, Executive Vice President, Chief Legal Officer, and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Chad E. Fickett, Assistant General Counsel and Assistant Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-1209

Approximate Date of Proposed Public Offering                     Continuous

It is proposed that this filing will become effective (check appropriate space)

immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2018 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Northwestern Mutual Variable Life Account II under flexible premium variable adjustable life insurance policies.

Prospectus

May 1, 2018

Custom Variable Universal Life

Issued by The Northwestern Mutual Life Insurance Company

and Northwestern Mutual Variable Life Account II

This prospectus describes a flexible premium variable universal life insurance policy (the “Policy”) issued by The Northwestern Mutual Life Insurance Company. The Policy is designed to provide a Life Insurance Benefit upon the death of the Insured and is not suitable for short-term investment. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your Financial Representative.

You may choose to invest your Net Premiums in up to 30 Divisions of the Northwestern Mutual Variable Life Account II (the “Separate Account”). Each Division of the Separate Account invests exclusively in shares of a single series of a Fund (a “Portfolio”). Each Portfolio available as an investment option under the Policy is identified below:

Northwestern Mutual Series Fund, Inc.

Growth Stock Portfolio

Focused Appreciation Portfolio

Large Cap Core Stock Portfolio

Large Cap Blend Portfolio

Index 500 Stock Portfolio

Large Company Value Portfolio

Domestic Equity Portfolio

Equity Income Portfolio

Mid Cap Growth Stock Portfolio

Index 400 Stock Portfolio

Mid Cap Value Portfolio

Small Cap Growth Stock Portfolio

Index 600 Stock Portfolio

Small Cap Value Portfolio

International Growth Portfolio

Research International Core Portfolio

International Equity Portfolio

Emerging Markets Equity Portfolio

Government Money Market Portfolio

Short-Term Bond Portfolio

Select Bond Portfolio

Long-Term U.S. Government Bond Portfolio

Inflation Protection Portfolio

High Yield Bond Portfolio

Multi-Sector Bond Portfolio

Balanced Portfolio

Asset Allocation Portfolio

Fidelity® Variable Insurance Products

VIP Mid Cap Portfolio

VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust

Sustainable Equity Portfolio

Russell Investment Funds

U.S. Strategic Equity Fund

U.S. Small Cap Equity Fund

Global Real Estate Securities Fund

International Developed Markets Fund

Strategic Bond Fund

Russell Investment Funds LifePoints®

Variable Target Portfolio Series

Moderate Strategy Fund

Balanced Strategy Fund

Growth Strategy Fund

Equity Growth Strategy Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

Please note that the Policy and the Portfolios are not guaranteed to achieve their goals;

are not federally insured; are not bank deposits; are not endorsed by any bank or government agency;

and are subject to risks, including loss of the principal amount invested.

This Policy is subject to the laws of the state in which the Policy is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements but all material state variations are noted. Other areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain Policy features;
•	free look rights, including the length of free look period and refund amounts; and
•	portfolio transfer rights.

Please carefully read this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Our Distributor may limit sales of the Policy to certain government entities and government entity plans.

Contents of this Prospectus

Summary of Policy Benefits and Risks

The Policy is a flexible premium variable universal life insurance policy that provides life insurance protection in the event of the death of the Insured. The Life Insurance Benefit payable to the beneficiary may vary and your Policy Value will vary based on the investment performance of the Divisions you choose. You may make withdrawals and loans from your Policy Value subject to certain conditions described in the Policy and this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Policy Value or Cash Surrender Value. You could lose some or all of your money.

This summary describes the Policy’s important benefits and risks. More complete information is included elsewhere in this prospectus, in the Portfolio prospectuses and in the Policy. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined at the end of this prospectus in the Glossary of Terms.

Benefits of the Policy

Death Benefit    The primary benefit of the Policy is the life insurance protection that it provides. The Policy offers three Death Benefit options:

Option A—Specified Amount;

Option B—Specified Amount plus Policy Value; and

Option C—Specified Amount plus Cumulative     Premiums Paid minus Cumulative Withdrawals.

Under each of these options, you select the Specified Amount subject to our limits described in the section “Specified Amount.” The current minimum Specified Amount is $100,000 for Issue Ages 15-59 and $50,000 for all other Issue Ages. We increase the Death Benefit, if necessary, in order for the Policy to meet minimum Death Benefit requirements under the Code. We also offer a Death Benefit Guarantee under which you select a Death Benefit Guarantee Period (up to the lifetime of the Insured) during which the Policy is guaranteed not to terminate provided certain conditions are met. After a Policy is issued, you may change your Death Benefit option or decrease the Specified Amount, upon written request, subject to our approval. A Death Benefit option change may result in changes to or termination of the Death Benefit Guarantee. You also may elect to change the Policy to Fixed Paid-Up insurance subject to certain conditions described in the section “Fixed Paid-Up Insurance.”

Surrenders, Withdrawals and Loans    You may surrender your Policy for the Cash Surrender Value, which takes into account a surrender charge during the first ten Policy Years. You may also withdraw part of your Policy Value, subject to certain conditions. In addition, you may borrow up to a maximum of 90% of the excess of your Policy Value over any applicable surrender charge, less any existing Policy Debt on the date of the loan. Withdrawals and loans reduce your Cash Surrender Value and Death Benefit, may have a negative impact on your Death Benefit Guarantee and increase the risk that your Policy will lapse. Surrenders, withdrawals, and loans also may have adverse tax consequences.

Income Plan Options    Life Insurance Benefit and surrender proceeds are payable in a lump sum or under one of the fixed Income Plan options we offer. More detailed information concerning these options is included elsewhere in this prospectus.

Allocation of Premiums and Invested Assets    Within limits, you control the amount and timing of Premium Payments. You may direct the allocation of your Premium Payments among Divisions of the Separate Account, change your investment selections, and transfer Invested Assets among the Divisions subject to certain limitations. You also may make automatic transfers using our Dollar Cost Averaging and Portfolio Rebalancing programs. In most cases, an initial Premium Payment will be required (see “Information About the Policy—Purchasing the Policy”).

Optional Benefits    Three optional benefits are available under the Policy:

•	the Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability;

•	the Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability; and

•	the Additional Purchase Benefit.

You may select either the Payment of Specified Monthly Charges Upon Total Disability Benefit or the Payment of Selected Monthly Premium Upon Total Disability Benefit, but not both. These optional benefits are not available for all Issue Ages and underwriting classifications. (See “Optional Benefits”). The waiver benefits may be elected for an Insured between Attained Ages 0 and 59, subject to underwriting. The Additional Purchase Benefit may be elected for an Insured between Attained Ages 0 and 38, subject to underwriting.

Right to Return Policy    You may return the Policy for a refund within 10 days (or later where required by state law) after you receive it by returning the Policy to us at our Home Office or to your Financial Representative. The amount of your refund will equal the sum of (a) the Invested Assets under the Policy on the date we receive the returned Policy or a written cancellation request at our Home Office plus (b) any previously deducted Premium Expense Charge, Monthly Policy Charges and Service Charges, unless state law requires otherwise. (See “Information About the Policy-Right to Return Policy”). A complete explanation of your right to return the Policy may be found on the face page of your Policy.

Tax Considerations    Your Policy is structured to meet the definition of a life insurance contract under the Code. We may need to limit the amount of Premium Payments you make under the Policy to ensure that your Policy continues to meet that definition. Current federal tax law generally excludes all Death Benefits of a life insurance policy from the gross income of the beneficiary. In addition, you generally are not subject to taxation on any increase in the Policy Value until a

Custom Variable Universal Life Prospectus	1

withdrawal is made or the Policy is surrendered or otherwise terminated, and you will be able to transfer Invested Assets among the Divisions of the Separate Account tax free. Generally, you are taxed at ordinary income rates on surrender and withdrawal proceeds only if those amounts, when added to all previous distributions, exceed the total Premium Payments made.

Risks of the Policy

Policy for Long-Term Protection    Your Policy is designed to serve your long-term life insurance protection need. It is not suitable for short-term life insurance protection nor for short-term investing.

Investment Risk    Your Policy Value will fluctuate with the performance of the Divisions among which you allocate your Invested Assets. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect depending on the investment performance of the corresponding Portfolios. Your Invested Assets are not guaranteed, and you can lose money. Depending on any Death Benefit Guarantee in effect, you may be required to pay more premiums than originally planned in order to keep the Policy in force.

A comprehensive discussion of the investment objectives and risks of each Portfolio may be found in each Portfolio’s prospectus. There is no assurance that any Portfolio will achieve its stated investment objective. The Policy is not designed for frequent or short-term trading.

Default Risk    Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits in excess of Invested Assets in the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.

Policy Lapse    Insufficient Premium Payments, poor investment results, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage. If, on a Monthly Processing Date, the Cash Surrender Value (which takes into account any applicable surrender charge) is not enough to pay the Monthly Policy Charge, your Policy will enter a 61-day grace period, unless the Death Benefit Guarantee is in effect. If your Policy enters a grace period, we will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may be reinstated within three years (or longer if required by state law) after it has lapsed, subject to certain conditions.

Policy Loan Risks    A Policy loan, whether or not repaid, will affect your Policy Value over time because the amounts borrowed do not participate in the investment performance of the Divisions; in addition, a charge is deducted from your Policy Value each month while there is Policy Debt. The Life Insurance Benefit is reduced by the amount of any outstanding Policy Debt. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of Policy Debt, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly. Policy Debt reduces the Cash Surrender Value and increases the risk that your Policy will lapse.

Limitations on Access to Your Values    We will deduct a surrender charge if you surrender your Policy in the first ten Policy Years. Even if you have Invested Assets, it is possible that you will receive no Cash Surrender Value if you surrender the Policy in the first ten Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future.

Even if you do not ask to surrender the Policy, surrender charges may play a role in determining whether the Policy will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See “Policy Lapse” above.

You may withdraw a portion of the Cash Surrender Value, subject to limitations on the amount that may be withdrawn. (See “Withdrawals”). A withdrawal will reduce the Cash Surrender Value and Life Insurance Benefit. The minimum amount of a withdrawal is $250.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. A surrender, loan, or withdrawal may have tax consequences. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract. A modified endowment contract (“MEC”) is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. Generally, a Policy may be classified as a MEC if cumulative premiums paid during a seven-pay period exceed a “seven-pay” limit defined in the Internal Revenue Code. Distributions, including loans, from a Policy classified as a MEC are taxable to the extent of the gain in the Policy and may be subject to a 10% premature withdrawal penalty if taken before the Owner attains age 59 1⁄2. Moreover, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination. Death Benefit proceeds may be subject to state and/or inheritance taxes. (See “Tax Considerations”).

Risk of an Increase in Current Fees and Expenses    Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, based on the Company’s emerging experience or future expectations, as determined in its sole discretion, with respect to, but not limited to, mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some Funds may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premium Payments to keep the Policy in force.

2	Custom Variable Universal Life Prospectus

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when you buy, own, and surrender the Policy. See “Charges and Deductions” for a more detailed description.

Transaction Fees

The table below describes the fees and expenses that are payable at the time that you buy the Policy, make Premium Payments, surrender the Policy, make withdrawals, transfer Invested Assets among the Divisions, or make certain changes to the Policy.

Amount Deducted
Charge	When Charge is Deducted	Current Charge	Guaranteed Maximum Charge
Premium Tax Charge	Upon each Premium Payment	2% of Premium Payment	No maximum—Charges may increase to reflect actual costs
Federal Deferred Acquisition Cost Charge[1]	Upon each Premium Payment	0.85% of Premium Payment
Sales Load	Upon each Premium Payment	5.20% of premium up to Target Premium[2] in Policy Years 1-10; 1.70% of premium up to Target Premium in Policy Years 11 and beyond; and 1.70% of premium in excess of Target Premium for each Policy Year	Same as current charge
Surrender Charge[3]	Upon surrender or change to fixed paid-up insurance during the first ten Policy Years
Maximum Charge[4]		50% in Policy Years 1-5 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 6-10 to 0%	Same as current charge
Minimum Charge[5]		13% in Policy Years 1-5 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 6-10 to 0%	Same as current charge
Charge for Insured Issue Age 35		50% in Policy Years 1-5 of the premium paid in the first Policy Year up to the Target Premium, grading down monthly in Policy Years 6-10 to 0%	Same as current charge
Withdrawal Fee	Upon withdrawal	Currently waived	$25.00
Transfer Fee	Upon transfer	Currently waived	$25.00
Change in Death Benefit Option Fee	Upon change in Death Benefit option	Currently waived	$25.00
Reduction in Specified Amount Fee	Upon reduction in Specified Amount	Currently waived	$25.00 per change after first decrease in a Policy Year
Expedited Delivery Charge[6]	When express mail delivery is requested	$15 per delivery (up to $45 for next day, a.m. delivery)	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[7]
Wire Transfer Fee[6]	When a wire transfer is requested	$25 per transfer (up to $50 for international wires)	$50 per transfer (up to $100 for international wires) adjusted for inflation[7]

[1]	This charge was previously referred to as the “OBRA Expense Charge” or “Other Premium Expense Charge.” Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. This charge compensates us for the additional corporate income tax burden resulting from OBRA.
[2]	The Target Premium is a hypothetical annual premium which is based on the Specified Amount, Death Benefit option, Death Benefit Guarantee Period, any optional benefits, and characteristics of the Insured, such as factors including but not limited to Issue Age, sex, and underwriting classification. Please see “Target Premium” in the Glossary of Terms.

Custom Variable Universal Life Prospectus	3

[3]	The initial surrender charge percentage varies by Issue Age and remains level between Policy Years one through five, and declines monthly in Policy Years six through ten to zero. The surrender charge shown in the table may not be representative of the charge a particular Owner would pay. For more information on the surrender charge, see “Charges and Deductions—Monthly Policy Charges and Service Charges” in this prospectus. Your Policy schedule pages will indicate the maximum charge under your Policy.
[4]	The maximum Surrender Charge assumes that the Insured has the following characteristic: Issue Ages 0-54.
[5]	The minimum Surrender Charge assumes that the Insured has the following characteristic: Issue Age 75.
[6]	This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
[7]	The Guaranteed Maximum Charges are subject to a consumer price index adjustment in order to accommodate future increases in the costs associated with these requests. The maximum charge will equal the Guaranteed Maximum Charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.

Periodic Charges (Other than Portfolio Operating Expenses)1

The Table below describes the fees and expenses that you will pay periodically during the time that you own the Policy other than the operating expenses for the Portfolios. Certain charges applicable to your Policy depend on your Policy Date and/or whether your Policy has passed your Policy Anniversary in 2018. Please see “Policy Anniversary” and “Policy Date” in the Glossary of Terms to help you understand how they will affect the charges applicable to your Policy.

Amount Deducted
Charge	When Charge is Deducted	Current Charge	Guaranteed Maximum Charge
Cost of Insurance Charge[2]	Monthly, on each Monthly Processing Date
Maximum Charge[3]		$83 (monthly) per $1,000 of net amount at risk	Same as current charge
Minimum Charge[4]

Your current charge depends on the Policy Date of your Policy.

Is the Policy Date on your Policy prior to January 1, 2018?

If your answer is “No” your current charge is $0.007 (monthly) per $1,000 net amount at risk

If your answer is “Yes” please answer the following question:

Have you passed your 2018 Policy Anniversary?

If your answer is “Yes” your current charge is $0.007 (monthly) per $1,000 net amount at risk

If your answer is “No” your current charge is $0.008 (monthly) per $1,000 net amount at risk

$0.02 (monthly) per $1,000 of net amount at risk
Charge for Insured Issue Age 35, Male, Premier Non-Tobacco underwriting classification[5]		$0.02 (monthly) per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)[5]	$0.09 (monthly) per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)[5]
Mortality and Expense Risk Charge	Monthly, on each Monthly Processing Date

0.19% annually (0. 01583% monthly rate) of Invested Assets for Policy Years 1-10

0.05% annually (0. 00417% monthly rate) of Invested Assets for Policy Years 11-20

0.00% annually (0.00000% monthly rate) of Invested Assets for Policy Years 21 and above

All Policy Years: 0.60% annually (0.050% monthly rate) of Invested Assets
Administrative Charge	Monthly, on each Monthly Processing Date
Maximum Charge[6]		$27 (monthly) for Policy Years 1-10; $8 (monthly) for Policy Years 11 and above	$41 (monthly) for Policy Years 1-10; $16 (monthly) for Policy Years 11 and above

4	Custom Variable Universal Life Prospectus

Amount Deducted
Charge	When Charge is Deducted	Current Charge	Guaranteed Maximum Charge
Minimum Charge[7]		$9 (monthly) for Policy Years 1-10; $5 (monthly) for Policy Years 11 and above	$13 (monthly) for Policy Years 1-10; $9 (monthly) for Policy Years 11 and above
Charge for Insured Issue Age 35, Premier Non-Tobacco underwriting classification		$13 (monthly) for Policy Years 1-10; $6 (monthly) for Policy Years 11 and above	$20 (monthly) for Policy Years 1-10; $9 (monthly) for Policy Years 11 and above
Deferred Sales Charge[8]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[9]		1.35% (monthly) of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	1.35% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10
Minimum Charge[10]		1.075% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	Same as current charge
Charge for Insured Issue Age 35, Premier Non-Tobacco underwriting classification		1.179% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	Same as current charge
Death Benefit Guarantee Charge	Monthly, on each Monthly Processing Date when the Death Benefit Guarantee is in force	$0.01 per $1,000 of Guaranteed Minimum Death Benefit	$0.02 per $1,000 of Guaranteed Minimum Death Benefit
Policy Debt Expense Charge[11]	Monthly, on each Monthly Processing Date when there is Policy Debt

When the Insured is Attained Age 99 and below:

For Policy Dates 1/1/2016 and later:

0.90% annually (0.075% monthly rate) of Policy Debt for Policy Years 1-10,

0.75% annually (0.0625% monthly rate) of Policy Debt for Policy Years 11-20,

0.20% annually (0.01667% monthly rate) of Policy Debt for Policy Years 21 and above

For Policy Dates prior to 1/1/2016:

0.65% annually (0.05417% monthly rate) of Policy Debt for Policy Years 1-10

0.50% annually (0.04167% monthly rate) of Policy Debt for Policy Years 11-20

0.35% annually (0.02917% monthly rate) of Policy Debt for Policy Years 21 and above

When the Insured is Attained Age 100 and above:

0.00% annually of Policy Debt

All Policy Years 2.00% annually (0.16667% monthly rate) of Policy Debt
Underwriting and Issue Charge[12]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[13]		$0.03 (monthly) per $1,000 of Initial Specified Amount	Same as current charge
Minimum Charge[14]		$0.005 (monthly) per $1,000 of Initial Specified Amount	Same as current charge

Custom Variable Universal Life Prospectus	5

Amount Deducted
Charge	When Charge is Deducted	Current Charge	Guaranteed Maximum Charge
Charge for Insured Issue Age 35, Premier Non-Tobacco underwriting classification		$0.007 (monthly) per $1,000 of Initial Specified Amount	Same as current charge
Payment of Selected Monthly Premium Upon Total Disability Benefit Charge[15]	Monthly, on each Monthly Processing Date
Maximum Charge[16]		The greater of $0.04 (monthly) per $1.00 of Selected Monthly Premium, or $0.06 (monthly) per $1.00 of Specified Monthly Charges	The greater of $0.09 (monthly) per $1.00 of Selected Monthly Premium, or $0.15 (monthly) per $1.00 of Specified Monthly Charges
Minimum Charge[17]		$0.002 (monthly) per $1.00 of Selected Monthly Premium	$0.007 (monthly) per $1.00 of Selected Monthly Premium
Charge for Insured Attained Age 35, Premier Non-Tobacco underwriting classification[18]		$0.003 (monthly) per $1.00 of Selected Monthly Premium	$0.01 per $1.00 of Selected Monthly Premium
Payment of Specified Monthly Charges Upon Total Disability Benefit Charge[19]	Monthly, on each Monthly Processing Date
Maximum Charge[20]		$0.06 (monthly) per $1.00 of Specified Monthly Charges	$0.15 (monthly) per $1.00 of Specified Monthly Charges
Minimum Charge[2][1]		$0.002 (monthly) per $1.00 of Specified Monthly Charges	$0.006 (monthly) per $1.00 of Specified Monthly Charges
Charge for Insured Attained Age 35, Male, Premier Non-Tobacco underwriting classification		$0.003 (monthly) per $1.00 of Specified Monthly Charges	$0.01 (monthly) per $1.00 of Specified Monthly Charges
Additional Purchase Benefit Charge[22]	Monthly, on each Monthly Processing Date
Maximum Charge[23]		$0.03 (monthly) per $1,000 of additional purchase benefit amount	$0.13 (monthly) per $1,000 of additional purchase benefit amount
Minimum Charge[24]

Your current charge depends on the Policy Date of your Policy.

Is the Policy Date on your Policy prior to January 1, 2018?

If your answer is “No” your current charge is $0.003 (monthly) per $1,000 of additional purchase benefit amount

If your answer is “Yes” please answer the following question:

Have you passed your 2018 Policy Anniversary?

If your answer is “Yes” your current charge is $0.003 (monthly) per $1,000 of additional purchase benefit amount

If your answer is “No” your current charge is $0.008 (monthly) per $1,000 of additional purchase benefit amount

$0.03 (monthly) per $1,000 of additional purchase benefit amount

6	Custom Variable Universal Life Prospectus

Amount Deducted
Charge	When Charge is Deducted	Current Charge	Guaranteed Maximum Charge
Charge for Insured Issue Age 0

Your current charge depends on the Policy Date of your Policy.

Is the Policy Date on your Policy prior to January 1, 2018?

If your answer is “No” your current charge is $0.02 (monthly) per $1,000 of additional purchase benefit amount

If your answer is “Yes” please answer the following question:

Have you passed your 2018 Policy Anniversary?

If your answer is “Yes” your current charge is $0.02 (monthly) per $1,000 of additional purchase benefit amount

If your answer is “No” your current charge is $0.01 (monthly) per $1,000 of additional purchase benefit amount

$0.03 (monthly) per $1,000 of additional purchase benefit amount

[1]	The charges described in this table may vary based upon one or more characteristics of the Policy, such as factors including but not limited to: Insured underwriting classification, Issue Age, sex, underwriting amount, Specified Amount, Target Premium, Policy Debt, and Policy Year (see “Charges and Deductions—Monthly Policy Charges and Service Charges” for more details regarding each charge). Therefore, the charges shown in the table may not be representative of the charges a particular Owner may pay. Your Policy schedule pages will indicate the guaranteed maximum charge for each periodic charge under your Policy. In addition, where appropriate, all charges in the table expressed in dollars have been rounded to the nearest dollar, and all amounts that would round to zero have been rounded to the nearest penny or less, as necessary. Please request an illustration from your Financial Representative for personalized information, including the particular charges applicable to your Policy. (See “Illustrations”). Unless otherwise noted, the charges in the table represent the monthly rate. Please see “Policy Anniversary” and “Policy Date” in the Glossary of Terms to help you understand how they will affect the charges applicable to your Policy.
[2]	The Cost of Insurance Charge will vary based on factors including but not limited to the Insured’s Issue Age, sex, underwriting classification, underwriting amount, and Policy Year. The Cost of Insurance Charges shown in the table may not be representative of the charges a particular Owner may pay. The net amount at risk is the difference between the Death Benefit and the Policy Value.
[3]	The Maximum Charge for the Cost of Insurance Charge assumes that the Insured has the following characteristic: Attained Age 120. Charges applicable to other combinations of Policy Year and Insured characteristics may be the same as the charge shown for the Maximum Charge for the Cost of Insurance Charge.
[4]	For the Minimum Charge for the Cost of Insurance Charge, the Current Charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Issue Age 28, Premier Non-Tobacco underwriting classification. For the Minimum Charge for the Cost of Insurance Charge, the Guaranteed Maximum Charge assumes that the Insured has the following characteristic: Female, Issue Age 2-12, Premier Non-Tobacco underwriting classification. Charges applicable to other combinations of Policy Year and Insured characteristics may be the same as the charge shown for the Minimum Charge for the Cost of Insurance Charge.
[5]	The amount of the Cost of Insurance Charge is determined by multiplying the net amount at risk by the cost of insurance rate (see “Charges and Deductions”). The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. Generally, the cost of insurance rate will increase each Policy Year.
[6]	The Maximum Charge for the Administrative Charge assumes that the Insured has the following characteristics: Issue Age 75, substandard underwriting classification.
[7]	The Minimum Charge for the Administrative Charge assumes that the Insured has the following characteristics: Issue Ages 0-15, standard underwriting classification.
[8]	Because this charge is based on cumulative premiums paid at any point during the first Policy Year, this charge will vary depending on the amount and timing of your premium payments during the first Policy Year.
[9]	For the Maximum Charge for the Deferred Sales Charge, the Current Charge and the Guaranteed Maximum Charge assumes that the Insured has the following characteristics: Issue Age 55, Class 2-9 Non-Tobacco underwriting classification. Charges applicable to other combinations of Policy Year and Insured characteristics may be the same as the charge shown for the Maximum Charge for the Deferred Sales Charge.
[10]	The Minimum Charge for the Deferred Sales Charge assumes that the Insured has the following characteristics: Issue Age 75, Premier or Preferred Non-Tobacco underwriting classification.
[11]	This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets.
[12]	The current minimum Specified Amount is $100,000 for Issue Ages 15-59 and $50,000 for all other Issue Ages.
[13]	The Maximum Charge for the Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 25, substandard underwriting classification.
[14]	The Minimum Charge for the Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 55, standard underwriting classification.
[15]	The charges for the Payment of Selected Monthly Premium Upon Total Disability vary based on the Insured’s Attained Age, underwriting classification, and “Selected Monthly Premium,” and may increase from year to year. Selected Monthly Premium is an amount the Owner selects subject to a maximum permitted amount. The charges shown in the table may not be representative of the charges a particular Owner may pay. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard rate. If selected, the Selected Monthly Premium Benefit provides, during the total disability of the Insured, for the payment of the greater of (1) the Selected Monthly Premium or (2) the amount needed to provide for the payment of the “Specified Monthly Charges” (current Monthly Policy Charges excluding the Monthly Policy Debt Expense Charge and the charge for this benefit). (See “Optional Benefits” for more information about this benefit.) The monthly charge for this benefit is the greater of the selected monthly premium rate times the Selected Monthly Premium or the specified monthly charges rate times the Specified Monthly Charges. If this optional benefit is selected, the maximum rates are shown in your Policy.

Custom Variable Universal Life Prospectus	7

[16]	The Maximum Charge for the Payment of Selected Monthly Premium Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Age 59, standard underwriting classification.
[17]	The Minimum Charge for the Payment of Selected Monthly Premium Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Ages 0-26, standard underwriting classification. This assumes the amount of the charge determined by the Selected Monthly Premium is greater than the amount of the charge determined by the Specified Monthly Charges.
[18]	This assumes the amount of the charge determined by the Selected Monthly Premium is greater than the amount of the charge determined by the Specified Monthly Charges.
[19]	The charges for the Payment of Specified Monthly Charges Upon Total Disability vary based on the Insured’s Attained Age, underwriting classification, and “Specified Monthly Charges,” and may increase from year to year. Specified Monthly Charges are the Monthly Policy Charges (excluding the Monthly Policy Debt Expense Charge and the charge for this benefit). The charges shown in the table may not be representative of the charges a particular Owner may pay. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard rate. If selected, the Specified Monthly Charges Benefit provides for the payment of Specified Monthly Charges that come due during the total disability of the Insured. (See “Optional Benefits” for more information about this benefit.) The monthly charge for this benefit is the specified monthly charges rate times the Specified Monthly Charges. If this optional benefit is selected, the maximum rates are shown in your Policy.
[20]	The Maximum Charge for the Payment of Specified Monthly Charges Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Age 59, standard underwriting classification.
[21]	The Minimum Charge for the Payment of Specified Monthly Charges Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Ages 0-21, standard underwriting classification.
[22]	The charges for the Additional Purchase Benefit vary based on the Insured’s gender and Attained Age at the time the benefit is added to the policy. The charges shown in the table may not be representative of the charges a particular Owner may pay. The maximum Additional Purchase Benefit amount is the lesser of two times the Specified Amount and $150,000.
[23]	For Policies with a Policy Date after December 31, 2017 or Policies with a Policy Date prior to January 1, 2018 that have passed their Policy Anniversary in 2018: The Current Charge for the Maximum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Male, Benefit added at Attained Age 11-15. For Policies with a Policy Date prior to January 1, 2018 that have not passed their Policy Anniversary in 2018: The Current Charge for the Maximum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Male, Benefit added at Attained Age 14-17. The Guaranteed Maximum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Benefit added at Attained Age 38 for Male or Female.
[24]	For Policies with a Policy Date after December 31, 2017 or Policies with a Policy Date prior to January 1, 2018 that have passed their Policy Anniversary in 2018: The Current Charge for the Minimum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Female, Benefit added at Attained Age 35-38. For Policies with a Policy Date prior to January 1, 2018 that have not passed their Policy Anniversary in 2018: The Current Charge for the Minimum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Female, Benefit added at Attained Age 0. The Guaranteed Maximum Charge for the Minimum Charge of the Additional Purchase Benefit Charge assumes that the Insured has the following characteristic: Male or Female, Benefit added at Attained Age 0.

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios that you may pay periodically during the time you own the Policy. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31,2017. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.40%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.20%	1.12%

*	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

For more information about voluntary fee waivers that may be in place, see the “Charges and Deductions” section.

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Its total assets were over $$265 billion as of December 31, 2017. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the

8	Custom Variable Universal Life Prospectus

investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the Separate Account by action of our Trustees on March 22, 2006, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

You may allocate the money you invest under your Policy among the Divisions. Each Division corresponds to one of the Portfolios of the Funds. Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•	operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;
•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	combine the Separate Account with any other separate account;

•	transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;

•	transfer assets of the Separate Account in excess of reserve requirements applicable to the Policies supported by the Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);

•	transfer the assets and liabilities of the Separate Account to another separate account;

•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;

•	terminate and/or liquidate the Separate Account;

•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and

•	make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds

A variety of investment options are made available under the Policy for the allocation of Invested Assets. However, the Company does not endorse or recommend any particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

Custom Variable Universal Life Prospectus	9

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; Russell Investment Funds; and Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio, in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing. Please see the prospectuses for the Portfolios for a discussion of the potential risks and conflicts presented by the use of a Portfolio as an investment option under variable annuity contracts and variable life insurance policies offered by affiliated and non-affiliated life insurance companies. Note: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Northwestern Mutual Series Fund, Inc. (the “Series Fund”)

The principal investment adviser for the Portfolios of the Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Series Fund. MSA employs a staff of investment professionals to manage the assets of the Series Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees a number of asset management firms under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Series Fund for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	BNY Mellon Asset Management North America Corporation
Focused Appreciation Portfolio	Long-term growth of capital	Loomis, Sayles & Company, L.P.
Large Cap Core Stock Portfolio	Long-term growth of capital and income	Wellington Management Company LLP
Large Cap Blend Portfolio	Long-term growth of capital and income	Fiduciary Management, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company LLP
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Stock Price Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company LLP
Index 600 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.

10	Custom Variable Universal Life Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
International Growth Portfolio	Long-term growth of capital	FIAM LLC
Research International Core Portfolio	Capital appreciation	Aberdeen Asset Managers Limited
International Equity Portfolio	Long-term growth of capital; any income realized will be incidental	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Government Money Market Portfolio(1)	Maximum current income to the extent consistent with liquidity and stability of capital	BlackRock Advisors, LLC
Short-Term Bond Portfolio	To provide as high a level of current income as is consistent with prudent investment risk	T. Rowe Price Associates, Inc.
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Wells Capital Management, Inc.
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio(2)	High current income and capital appreciation	Federated Investment Management Company
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

(1)	Although the Government Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Government Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
(2)	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (FMR). The following affiliates of FMR also assist with foreign investments: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	FMR Co., Inc.

Neuberger Berman Advisers Management Trust

The Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Investment Advisers LLC.

Portfolio	Investment Objective
Sustainable Equity Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance criteria

Custom Variable Universal Life Prospectus	11

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC (“RIM”). RIM is the investment adviser of the Russell Investment Funds.

Portfolio	Investment Objective
U.S. Strategic Equity Fund	Long-term growth of capital
U.S. Small Cap Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
International Developed Markets Fund	Long-term growth of capital
Strategic Bond Fund	Provide total return
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	Current income and moderate long-term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above-average long-term capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long-term capital appreciation; and as a secondary objective, current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long-term capital appreciation

Credit Suisse Trust

The Commodity Return Strategy Portfolio is a series of Credit Suisse Trust. The Separate Account buys shares of the Portfolio, the investment adviser for which is Credit Suisse Asset Management, LLC.

Portfolio	InvestmentObjective
Commodity Return Strategy Portfolio	Total Return

Payments We Receive

We select the Portfolios available through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Invested Assets if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Series Fund has been included in part because it is managed by a subsidiary of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Invested Assets of your Policy resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates, which is generally a positive factor when selecting Portfolios. However, the amount of such payments is not determinative as to whether a Portfolio is available through the Policy. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for various purposes, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Policies and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have also adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. The payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return. We also consider the receipt of these payments generally to be a positive factor when selecting Portfolios.

Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliates may provide the Company with

12	Custom Variable Universal Life Prospectus

wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

Information About the Policy

Purchasing a Policy

When you purchase your Policy, you enter into a contract with us. Your Policy, together with your Application and any amendments, endorsements, riders and optional benefits, is the entire contract. To purchase a Policy, you must submit the Application and, in most cases (see “When Insurance Coverage Takes Effect” below), an initial Premium Payment, to us through a Northwestern Mutual Financial Representative. Generally, the Policy is available for Insureds between Issue Ages 0-75, inclusive. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an Application if it does not meet our underwriting or administrative requirements or for any reason permitted by law.

Although we do not anticipate delays in our receipt and processing of Applications or Premium Payments, we may experience such delays to the extent Applications, underwriting information and Premium Payments to our Home Office are not received on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of Premium Payments under existing Policies.

Specified Amount

Your Policy’s initial amount of insurance coverage is its Initial Specified Amount. You select the Specified Amount when you apply for the Policy, subject to a minimum and our insurability and other underwriting requirements. The Specified Amount must be at least $100,000 for Issue Ages 15-59 and $50,000 for all other Issue Ages. We reserve the right to modify the minimum Specified Amount and underwriting requirements at any time.

You may decrease the Specified Amount while the Policy is in force, upon written request and subject to our approval. We will not permit a decrease if such decrease results in a Specified Amount less than the minimum Specified Amount we would require for issuance of a new Policy at the time of the change. A decrease in the Specified Amount will be effective on a Monthly Processing Date upon receipt of a written request in Good Order at our Home Office. If the request is received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the change in Specified Amount will be effective on that date. If the request is not received on a Monthly Processing Date, or on or after the close of trading on the NYSE on a Monthly Processing Date, the change in Specified Amount will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. We reserve the right to charge for more than one decrease to the Specified Amount in a Policy Year. We will deduct any such charge from the Invested Assets. (See “Charges and Expenses”).

When Insurance Coverage Takes Effect

Generally, we will accept the Policy Application and issue a Policy if we determine that the Insured meets our underwriting and administrative requirements. If a Premium Payment is paid with your Application, insurance coverage becomes effective (provided that the Insured is found to be insurable) on the Date of Issue, which is the later of the date the Application is signed or the date all medical evidence forms required for underwriting are provided. If a Premium Payment is first made at the time of Policy delivery, there is no insurance coverage prior to Policy delivery.

Your Policy Date is the date we use to determine the Issue Age of the Insured, which is used to determine the cost of insurance rates. The Policy Date also is the date used to establish Policy Years. Generally, the Policy Date is the Date of Issue. However, with our approval and subject to state insurance law limitations, we may backdate your Policy Date up to six months or future date it up to 30 days from the Date of Issue under normal circumstances. Backdating may lower your cost of insurance rate, but you will be assessed Monthly Policy Charges retroactive to the Policy Date you select. Future dating is sometimes requested to permit multiple insurance policies to have the same Monthly Processing Date to facilitate administration. We may future date your Policy Date up to 120 days if your underwriting classification is different than requested on the Application. Modifying your Policy Date may require adjustments to your first Premium Payment relating to the Monthly Policy Charges for the period between the Date of Issue and the Policy Date. Both the Date of Issue and the Policy Date may be found in your Policy schedule pages.

Right to Return Policy

You may return the Policy for a refund within 10 days (or later where required by state law) after you receive it by returning the Policy to us at our Home Office or to your Financial Representative. Unless state law requires otherwise, the amount of your refund will equal the sum of (a) the Invested Assets (the sum of all amounts in the Divisions) under the Policy on the date we receive your returned Policy or a written cancellation request at our Home Office plus (b) any previously deducted Premium Expense Charge, Monthly Policy Charge and Service Charges. In the event applicable state law requires us to return the full amount of your premium payment, we will do so. (See “Allocating Premiums to the Separate Account” for more information regarding your initial Premium Payment.)

Custom Variable Universal Life Prospectus	13

Ownership Rights

As Owner of the Policy, you make the decisions about the Policy and Policy benefits while it is in force, without the consent of any beneficiary. If the Policy has more than one Owner, decisions with respect to the Policy and its benefits may be exercised only with the consent and authorization of all Owners. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.

To transfer ownership of the Policy to another person, the Owner must provide us written notification of the transfer and must supply any required information about the new Owner. We will not be responsible to the new Owner for any payment or other action taken by us until the written notification of the transfer is received by us at our Home Office. The transfer of ownership will then be effective as of the date the transfer form was signed. We may require you to send the Policy to our Home Office for endorsement to reflect the transfer of ownership. If the Owner is not the Insured, the Owner may name or change a successor Owner, who will become the new Owner upon the Owner’s death.

Exchange for a Fixed Benefit Policy

It is currently Company practice to allow you to exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”). We may modify or terminate this accommodation at any time with or without notice unless your state or the terms of your Policy provide for such an exchange. You may elect the exchange at any time within twelve months (or longer if required by state law) after the issue date of the Policy provided premiums are duly paid. We reserve the right to require evidence of insurability. The Fixed Benefit Policy will be on the life of the same Insured and at the time of the exchange will have the same Policy Date and Issue Age and a Death Benefit at least as great as the initial Death Benefit of your Policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange and may have tax consequences. An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.

In addition, you may exchange a Policy for a Fixed Benefit Policy if, at any time, a Fund changes its investment adviser, if there is a material change in the investment policies of a Portfolio that was approved by Owners, or the Portfolio is substituted for another portfolio (see “Other Policy Transactions-Substitution of Portfolio Shares and Other Changes”). There may be a cost associated with the exchange. You will be given notice of any such change and will have 60 days to make the exchange.

Modifying the Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to ensure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

Premium Payments

A minimum initial Premium Payment is required to put your Policy in force. No insurance will take effect until the minimum initial Premium Payment is made. The minimum initial Premium Payment is based on the Issue Age, underwriting classification and sex of the Insured, the Initial Specified Amount, any optional benefits and, if applicable, the Death Benefit Guarantee Period. For certain Death Benefit Guarantee Periods, a minimum Premium Payment is required to be paid in the first Policy Year.

Although you must make sufficient Premium Payments to keep the Policy in force, after we issue the Policy there is no required schedule or amount of Premium Payments. However, if you elect a Death Benefit Guarantee, a minimum Premium Payment is required, referred to as the Benchmark Premium, to meet the Benchmark Premium Test. (See “Death Benefit Guarantee”). Unless the Death Benefit Guarantee is available to keep your Policy from terminating, investment results of the Divisions to which your Net Premium is allocated will affect the Premium Payments you are required to make to keep your Policy in force.

You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Premium Payment. We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value.

14	Custom Variable Universal Life Prospectus

After the In Force Date (See “Allocating Premiums to the Separate Account” below), Net Premiums are placed in the Separate Account on the date we receive your Premium Payment in Good Order at our Home Office and are credited at the Unit Value determined as of the date of receipt. Premiums received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.

You may not make any Premium Payments after the Policy Anniversary nearest the Insured’s 121st birthday. You may not make additional Premium Payments of less than $25. A Premium Payment that would either exceed cumulative premiums illustrated in the Application or increase the Policy’s Death Benefit more than it increases the Policy Value will be accepted only if: the insurance in force, as increased, will be within our issue limits; our insurability requirements are met; and the Premium Payment is received prior to the Policy Anniversary nearest the Insured’s 85th birthday. We have the right to limit or refund a Premium Payment or make distributions from the Policy as necessary to continue to qualify the Policy as life insurance under federal tax law, including the classification of your Policy as a modified endowment contract. If mandated under applicable law, we may be required to reject a Premium Payment. We may accept a premium at the direction of the Owner, however, even if it would cause the Policy to be classified as a modified endowment contract. (See “Tax Considerations”). If we receive a Premium Payment before its due date in circumstances where allocating such Premium to your Policy could result in your Policy failing to qualify as life insurance or being classified as a modified endowment contract, or where the Premium Payment was intended to be applied as of its due date, depending on you or your Financial Representative’s instructions we may hold the Premium or partial Premium Payment in a non-interest bearing account until its due date, at which time we will allocate your payment to the Divisions. We may also be required to provide information about you and your account to government regulators.

If there is Policy Debt, payments received at our Home Office, or to a payment center designated by us, will be treated as payments to reduce Policy Debt unless designated as Premium Payments. (See “Policy Loans”).

Allocating Premiums to the Separate Account

When you apply for a Policy, you must instruct us in the Application or supplement to the Application to allocate your Net Premium to one or more Divisions of the Separate Account. Net Premiums are premiums less deductions from premiums, such as premium expense charges. (See “Charges and Deductions—Premium Expense Charge”).

If your initial Premium Payment is submitted with your Application, we will place the Premium Payment in our

General Account, and the Net Premium will remain in our General Account until the In Force Date. We may credit the Net Premium with interest while it remains in the General Account. We may change the rate of interest we credit initial Net Premiums held in our General Account at any time and at our sole discretion, but the rate will not be less than 0%. For more information, please contact Advanced Markets Operations at 1-866-464-3800. On the In Force Date, we will transfer and credit the initial Net Premium and accrued interest to the Government Money Market Division of the Separate Account except in certain limited circumstances (see “Initial Allocation Date” below). If the In Force Date is not a Valuation Date, then we will transfer and credit the initial Net Premium and accrued interest on the next Valuation Date. Short-term premium charges, for any term insurance coverage provided from the Issue Date to the Policy Date, are deducted from the initial Premium Payment if applicable. If payment is not made with your Application, we will transfer and credit the initial Net Premium to the Government Money Market Division of the Separate Account on the Valuation Date we receive it in Good Order at our Home Office. If payments are received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date, they will be transferred and credited to the Government Money Market Division on that date. If the payment is received on or after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they will be transferred and credited to the Government Money Market Division on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.

The date on which we allocate your initial Net Premium among the Divisions in accordance with your instructions is referred to as the “Initial Allocation Date.” After the In Force Date and prior to the Initial Allocation Date, we transfer and credit Net Premiums to the Government Money Market Division of the Separate Account. The Initial Allocation Date is shown in the Policy schedule pages.

Initial Allocation Date    Your Initial Allocation Date is determined by a series of rules.

•	First, if you have requested a Policy Date that is later than the date your Policy is approved, your Initial Allocation Date will not be earlier than the future Policy Date you requested.

•	Second, in states where the right to return policy law requires us to refund your entire initial Premium Payment, your Initial Allocation Date will be the latest of the day we receive your initial Premium Payment, the day after your right to return the Policy expires and the day we receive notice of delivery of your Policy.

•

Third, in states where the right to return policy law permits us to base your refund on the value of Invested Assets, if your initial Premium Payment is submitted with your Application and your Policy is issued as applied for, your Initial Allocation Date will be the In Force Date; if we

Custom Variable Universal Life Prospectus	15

issue your Policy other than as applied for, your Initial Allocation Date will be the day we receive notification of Policy delivery in the Home Office. If your initial Premium Payment is not submitted with your Application, your Initial Allocation Date will be the later of the day we receive notification of Policy delivery or the day we receive your initial Premium Payment.

The initial allocation instructions we receive from you will remain in effect for subsequent Net Premiums until we receive your written request to change them. You may change your allocation for future Net Premiums at any time. The change will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, we will continue to credit Net Premiums to your Policy according to the allocation instructions then in effect and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request with our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Investment returns from amounts allocated to the Divisions will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. You should periodically review your allocation instructions in light of market conditions and your overall life insurance and financial objectives. Your Financial Representative may provide us with instructions on your behalf involving the allocation of Invested Assets among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading.

You may request allocation changes in writing (including via facsimile or, under limited circumstances, by email). You may also submit allocation instructions via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make requests via Electronic Instructions. Currently we do not accept requests by telephone.

Policy Value and Invested Assets

The Policy Value is equal to the Invested Assets plus Policy Debt. On the In Force Date, Invested Assets equal the Net

Premium (after deduction for short-term premium charges, if applicable) plus any accrued interest less the Monthly Policy Charge. After the In Force Date, Invested Assets equal Invested Assets on the immediately preceding Valuation Date, plus any of the following items applicable to the current Valuation Date:

•	any increase attributable to the portion of Invested Assets in Divisions that experience a positive rate of return for the current Valuation Period;

•	any additional Net Premium;

•	any loan repayment and accrued loan interest payment; and

•	any dividends directed to increase Policy Value;

minus any of the following items applicable to the current Valuation Date:

•	any decrease attributable to the portion of Invested Assets in Divisions that experience a negative rate of return for the current Valuation Period;

•	the Monthly Policy Charge;

•	any Policy loans;

•	any withdrawals and withdrawal fees; and

•	any fees for changes in Death Benefit option, reduction in Specified Amount and transfers.

Death Benefit

Life Insurance Benefit    As long as your Policy is in force, we will pay the Life Insurance Benefit to your beneficiary or beneficiaries once we receive at our Home Office satisfactory proof of the Insured’s death. We will pay the Life Insurance Benefit either in a lump sum or, at your option or the option of your beneficiary, by establishing a fixed Income Plan in the beneficiary’s name. (See “Income Plan Options”). Payments under these plans are from our General Account, and are subject to the claims of our creditors. Owners must look to the financial strength of the Company and its General Account with regard to guarantees under the Policy.

The amount of the Life Insurance Benefit will be:

•	the Death Benefit, or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee; minus

•	the amount of any Policy Debt; minus

•	the amount of any adjustments to the Life Insurance Benefit where (i) the Death Benefit Guarantee is keeping the Policy in force and the Insured dies during the Death Benefit Guarantee Grace Period or (ii) the Insured dies during a Policy Grace Period. (See “Death Benefit Guarantee Grace Period” and “Termination and Reinstatement”).

These amounts will be determined as of the date of the Insured’s death. Even though the Owner does not have the

16	Custom Variable Universal Life Prospectus

right to take any Policy loans or withdrawals after the date of the Insured’s death, any Policy loans or withdrawals that are taken after the date of the Insured’s death will be deducted from the Life Insurance Benefit.

We will pay the Life Insurance Benefit to the beneficiary if he or she survives the Insured and is alive on the date of payment. (See “Other Policy Provisions—Naming a Beneficiary”). If no Income Plan is elected, we will pay interest on the Life Insurance Benefit from the date of the Insured’s death based on rates declared by the Company or as required by applicable state law. The investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Death Benefit. Death Benefits may be limited for Insureds under the age of fifteen in the state of New York.

Death Benefit Options    The Death Benefit before the Policy Anniversary nearest the Insured’s 121st birthday is determined by the Death Benefit option in effect at the time of the Insured’s death. The Death Benefit on and after the Policy Anniversary nearest the Insured’s 121st birthday will be equal to the Policy Value. If you select the Death Benefit Guarantee option with a lifetime period and the guarantee has not previously terminated, then the Death Benefit on and after the Policy Anniversary nearest the Insured’s 121st birthday will be the greater of the Policy Value or the Guaranteed Minimum Death Benefit.

The Policy provides for three Death Benefit options:

Specified Amount (Option A)

Specified Amount plus Policy Value (Option B)

Specified Amount plus Cumulative Premiums minus Cumulative Withdrawals (Option C)

All three death benefit options may not be available in all states. We calculate the amount available under the applicable Death Benefit option as of the date of the Insured’s death.

The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under the Code. For purposes of Option C, cumulative Premium Payments do not include amounts credited to the Policy under either the (i) Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability or (ii) Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability.

Minimum Death Benefit    The Minimum Death Benefit is the amount required by federal tax law to maintain the Policy as a life insurance contract. Under any of the Death Benefit options, we will increase the Death Benefit if necessary to satisfy this requirement.

A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy’s Death Benefit to equal or exceed a defined relationship to, or multiple of, the Policy Value. You make the choice of testing methods when you purchase a Policy and it cannot be changed. For the Guideline Premium/Cash Value Corridor Test the minimum multiples of Death Benefit to the Policy Value are shown in the following table.

Guideline Premium/Cash Value—Corridor Test Multiples

Attained Age	Policy Value %	Attained Age	Policy Value %
40 or less	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	116
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 or more	100
60	130

For the Cash Value Accumulation Test, the minimum multiples of Death Benefit to the Policy Value are calculated using net single premiums based on the attained age of the Insured, the Policy’s underwriting classification and a 4% interest rate, with an adjustment made for certain kinds of optional benefits, if any.

Generally, the Guideline Premium/Cash Value Corridor Test has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better cash value accumulation for a given amount of premium and Specified Amount. This is because the Guideline Premium/Cash Value Corridor Test generally requires a lower Death Benefit and therefore a lower corresponding cost of insurance charge. However, the Guideline Premium/Cash Value Corridor Test limits the amount of Premium Payment that may be paid in each Policy Year. Generally, the Cash Value Accumulation Test has no such annual limitation, and allows more Premium Payments to be paid during the early Policy Years.

Changing Death Benefit Options    You may change the Death Benefit option at any time while the Policy is in force, upon written request and subject to our approval. Death Benefit option changes are subject to our insurability requirements and issue limits. In addition, we will not permit a change if it is not allowed in your state or if it would result in either (i) your Policy being disqualified as a life insurance contract under federal tax law, or (ii) a Specified Amount less than the minimum Specified Amount we require for issuance of a new Policy at the time of the change. A Death Benefit option change may affect the Policy Value and Specified

Custom Variable Universal Life Prospectus	17

Amount, and also result in changes to, or termination of, the Death Benefit Guarantee. The Cost of Insurance Charge will increase if a change results in a larger net amount at risk. (See “Monthly Policy Charges and Surrender Charge”). A Death Benefit option change results in the same net amount at risk at the time of the change, but may result in a larger net amount at risk over time than had the change not occurred. For example, a change from Death Benefit Option A to Option B should result in moving from a net amount at risk that would decline over time (assuming increasing Policy Value) to a net amount at risk that would remain level over time. Changing the Death Benefit option may have tax consequences. (See “Tax Considerations”).

If the written request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, a change in the Death Benefit option will be effective on that date. If the written request is not received on a Monthly Processing Date, or is received on or after the close of trading on a Monthly Processing Date, it will be effective on the next Monthly Processing Date. We reserve the right to charge for a Death Benefit option change, and will deduct any such charges from Invested Assets. (See “Charges and Expenses”).

Death Benefit Guarantee    The Policy offers a Death Benefit Guarantee Period which can range up to the lifetime of the Insured, depending on the Death Benefit option selected and Issue Age of the Insured. The Death Benefit Guarantee Period is optional and is elected on the application and established at issue by the applicant. A Death Benefit option change may result in changes to, or termination of, the Death Benefit Guarantee. There is a charge for the Death Benefit Guarantee (see “Fee and Expense Tables–Periodic Charges” and “Charges and Deductions–Monthly Policy Charges and Service Charges”). The Death Benefit Guarantee Period is shown on the Policy schedule pages.

The Death Benefit Guarantee is available to protect the Policy from terminating during the Death Benefit Guarantee Period so long as the Death Benefit Guarantee Test is met. (See “Death Benefit Guarantee Test”). The Death Benefit Guarantee keeps the Policy in force when the Policy does not have enough Cash Surrender Value to pay the current Monthly Policy Charge and the Policy would otherwise terminate without value. (See “Termination and Reinstatement”).

When the Policy does not have sufficient Cash Surrender Value to pay the current Monthly Policy Charge and is being kept in force by the Death Benefit Guarantee, the Monthly Policy Charges will first reduce the Invested Assets, if any, to zero and will then accumulate as due and unpaid. Then, when you make a Premium Payment, we will deduct accumulated due and unpaid Monthly Policy Charges from Invested Assets. At the end of the Death Benefit Guarantee Period, if the Cash Surrender Value is less than the current Monthly Policy Charges, the Policy will enter the Policy Grace Period and an additional Premium Payment will be required to keep the Policy in force. (See “Termination and Reinstatement”).

Guaranteed Minimum Death Benefit    If the Policy is being kept in force by the Death Benefit Guarantee when the Insured dies, the gross amount of death proceeds will be the Guaranteed Minimum Death Benefit (“GMDB”) regardless of the Death Benefit option in effect. On the Date of Issue the GMDB equals the Specified Amount. After the Date of Issue, if there is a Policy change that decreases the Specified Amount below the current GMDB, including a Death Benefit option change that decreases the Specified Amount, then the GMDB will be reduced to equal the new Specified Amount.

Death Benefit Guarantee Test    During the Death Benefit Guarantee Period, the Death Benefit Guarantee keeps the Policy from terminating, provided that the Death Benefit Guarantee Test is met. Unless the Death Benefit Guarantee was previously terminated, the Death Benefit Guarantee Test will be performed on each Monthly Processing Date during the Death Benefit Guarantee Period or until the Policy Anniversary nearest the Insured’s 121st birthday, if sooner.

For Policies that are eligible for the Benchmark Cash Value Test, the Death Benefit Guarantee Test will be met if either the Benchmark Premium Test or the Benchmark Cash Value Test is met. A Policy is not eligible for the Benchmark Cash Value Test if: (1) Death Benefit Option B or C is elected; or (2) the Death Benefit Guarantee period is less than 15 years; or (3) the Issue Age is over 60 and the underwriting classification is substandard. For Policies that are not eligible for the Benchmark Cash Value Test, the Death Benefit Guarantee Test will be met if the Benchmark Premium Test is met. The Policy schedule pages indicate whether the Policy is eligible for the Benchmark Cash Value Test.

If the Death Benefit Guarantee Test is not met on a Monthly Processing Date, the Death Benefit Guarantee will enter a Death Benefit Guarantee Grace Period.

Benchmark Premium Test    The Benchmark Premium Test is met provided that:

(1)	on the current Monthly Processing Date, (a) is greater than or equal to (b) where:

(a)	is the cumulative Premium Payments minus the sum of the following:

•	the cumulative withdrawals; and

•	principal loan balance (See “Policy Loans”); and

(b)	is the cumulative Death Benefit Guarantee Benchmark Premium for the current Monthly Processing Date;

AND

(2)	the Benchmark Premium Test has been met on all prior Monthly Processing Dates, and has not previously been terminated due to a loan or withdrawal causing the test to not be met.

The Benchmark Premium Test will be deemed to have been met on Monthly Processing Dates during a Death Benefit Guarantee Grace Period if (i) the Benchmark Premium Test was met on the Monthly Processing Date immediately preceding the Death Benefit Guarantee Grace Period, and (ii) the required payment is paid prior to the expiration of the Death Benefit Guarantee Grace Period.

18	Custom Variable Universal Life Prospectus

The Death Benefit Guarantee Benchmark Premium is shown in the Policy schedule pages. This amount is generally calculated as the level premium amount which would be sufficient to fund the Policy until the end of the Death Benefit Guarantee Period, assuming a 4% net annual investment rate of return and the deduction of mortality and expense charges not in excess of guaranteed maximum rates. The Death Benefit Guarantee Benchmark Premium varies based on the Insured’s Issue Age and underwriting classification, the Specified Amount, the Death Benefit option, the Death Benefit Guarantee Period, and any optional benefits. It is used solely to determine whether or not the Benchmark Premium Test is met.

Benchmark Cash Value Test    Provided the Death Benefit Guarantee has not terminated, the Benchmark Cash Value Test is met when, on a Monthly Processing Date, the Cash Surrender Value is greater than or equal to the Benchmark Cash Value for the current Monthly Processing Date. Once the Benchmark Cash Value Test is met, it will continue to be met regardless of any change in the Cash Surrender Value, unless a Retest Event (defined below) occurs.

The Benchmark Cash Values are set forth in the Policy schedule pages if the Policy is eligible for the Benchmark Cash Value Test. A table of Benchmark Cash Values is provided because the amount varies for each Monthly Processing Date. On a Monthly Processing Date, the Benchmark Cash Value is the Cash Surrender Value which would be sufficient to fund the Policy for the lifetime of the Insured without any additional Premium Payments, assuming a 4% net annual investment rate of return and mortality and optional benefit charges not in excess of guaranteed maximum rates. The Benchmark Cash Values vary based on the Insured’s Issue Age and underwriting classification, and the Specified Amount and any optional benefits. The Benchmark Cash Value is used solely to determine whether or not the Benchmark Cash Value Test is met.

A Retest Event is defined as a withdrawal, a Policy loan, a failure to pay accrued loan interest when due, or a change by the Owner to the terms of the Policy that could result in an increase in the Company’s risk under the Policy. If a Retest Event occurs, the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event. If the Benchmark Cash Value Test is not met on the effective date of the Retest Event, it may be met on a subsequent Monthly Processing Date, provided that the Death Benefit Guarantee was not previously terminated, and the Cash Surrender Value is greater than or equal to the Benchmark Cash Value on that Monthly Processing Date. Subsequent to any Retest Event, once the Benchmark Cash Value Test is met, it will continue to be met, regardless of any changes in the Cash Surrender Value, until another Retest Event occurs.

See the Appendix for examples of the operation of the Benchmark Premium Test and the Benchmark Cash Value Test.

Extension of Death Benefit Guarantee Period    If your Policy is eligible for and meets the Benchmark Cash Value Test, at the end of the Death Benefit Guarantee Period we will automatically extend the Death Benefit Guarantee Period to a Lifetime Death Benefit Guarantee Period. As a result, the Death Benefit Guarantee will remain in effect so long as the Benchmark Cash Value Test is met.

If your Policy (a) is eligible for but does not meet the Benchmark Cash Value Test at the end of the Death Benefit Guarantee Period, and (b) uses the Cash Value Accumulation Definition of Life Insurance Test, we will offer you a one-time opportunity to extend the Death Benefit Guarantee Period to a Lifetime Death Benefit Guarantee Period, provided the Death Benefit Guarantee was not previously terminated. Once the Death Benefit Guarantee Period has been extended to a Lifetime Death Benefit Guarantee Period, the Policy will no longer be eligible for the Benchmark Cash Value Test. The election of a Lifetime Death Benefit Guarantee Period will result in a new Death Benefit Guarantee Benchmark Premium for Monthly Processing Dates on and after the effective date of the election. The Death Benefit Guarantee will remain in effect so long as the Death Benefit Guarantee Test is met.

Termination of Death Benefit Guarantee For Failure to Meet Death Benefit Guarantee Test    If on a Monthly Processing Date the Death Benefit Guarantee Test is not met, you will have 61 days to make an additional payment to keep the Death Benefit Guarantee, provided the Death Benefit Guarantee Period is not already scheduled to expire during that 61-day period. The Death Benefit Guarantee Grace Period will begin on the date we send you written notice of the amount of payment you must make. The minimum payment that you must make will be the amount necessary to meet the Death Benefit Guarantee Test at the end of the Death Benefit Guarantee Grace Period.

The Death Benefit Guarantee will continue during the Death Benefit Guarantee Grace Period, terminating at the end of such period if you do not make the required payment. If you do not make the required payment, you will not be able to reinstate the Death Benefit Guarantee.

When the Death Benefit Guarantee terminates, the Policy will still remain in force provided the Cash Surrender Value on the Monthly Processing Date is greater than the Monthly Policy Charges. If, however, this requirement is not met, the Policy will enter the Policy Grace Period, during which time you may still avoid termination of your Policy provided you make sufficient payments to keep your Policy in force. (See “Termination and Reinstatement”).

If the Insured dies during the Death Benefit Guarantee Grace Period and the Death Benefit Guarantee is keeping the Policy in force, we will deduct from the Life Insurance Benefit the amount of the payment required to meet the Death Benefit Guarantee Test as of the last Monthly Processing Date preceding or on the date of death of the Insured.

Income Plan Options

Upon the death of the Insured, if an Income Plan was not previously elected by the Owner and in lieu of a lump sum payment, your beneficiary may elect to receive his or her share of the Life Insurance Benefit by either of the following

Custom Variable Universal Life Prospectus	19

fixed Income Plan options. You may also elect to have surrender proceeds paid by either of these options. Payments under a fixed Income Plan option are not affected by the investment performance of the Divisions after the date of surrender or the date of the Insured’s death. Payments under fixed Income Plan options will be based on rates declared by the Company on the effective date of the Income Plan. Those rates will not be less than the rates shown in your Policy. The monthly income payment rates applicable to life Income Plans are based on current interest rates (i.e., the rates necessary to provide the minimum level of income provided by the Company’s single premium immediate annuity as of the effective date of the Income Plan), as well as the Company’s expenses and mortality experience. Those rates will not be less than the rates shown in your Policy. The rates shown in your Policy are based on a fixed interest rate described in your Policy, expense load (if any), and industry mortality experience with projected mortality improvements. Please read your Policy for specific details, including the effect of mortality improvement. There is no additional charge for electing an Income Plan option. We may offer additional Income Plans.

•	Single Life Income We will make monthly payments for the selected certain period. The options for the certain period are zero years (meaning without a certain period), ten years, twenty years or for Policies issued prior to June 10, 2013, a refund period which continues until the sum of the payments that have been made is equal to the amount that was originally applied under the Income Plan. If the payee lives longer than the certain period, payments will continue for his or her life. If the payee dies before the end of the certain period, the balance of the certain period payments will be paid to the Income Plan beneficiaries your beneficiary designates.

•	Joint and Survivor Life Income We will make monthly payments for a 10-year certain period, and thereafter for as long as either of the individuals upon whose lives income payments are based is living. If both payees die before the end of the certain period, the balance of the certain period payments will be paid to the Income Plan beneficiaries or to beneficiaries your beneficiary designates.

In general, the monthly payments under a joint and survivor life Income Plan will be lower than, but may be payable for a longer period than, a single life Income Plan.

The Owner may elect an Income Plan for each beneficiary’s share of the Life Insurance Benefit:

•	while the Insured is living; or

•	during the first 60 days after the death of the Insured, if the Insured at the time of his or her death was not the Owner. An election made during that 60-day period may not be revoked.

Subject to the Owner’s rights, and upon providing any information that we may require, a direct or contingent beneficiary may elect an Income Plan for his or her share of the Life Insurance Benefit and/or name his or her own beneficiary for the Income Plan value, if any, remaining on his or her death. If no such Income Plan beneficiary is named, then the Income Plan beneficiary for the remaining value, if any, shall be the estate of the deceased direct or contingent beneficiary. Income Plan beneficiaries may continue to receive payments of the remaining value under the terms of the Income Plan in effect on the death of the direct or contingent beneficiary.

Withdrawal    The remaining value, if any, in an Income Plan may be withdrawn in a lump sum upon the death of all individuals upon whose lives income payments are based. The withdrawal value will be the present value of any unpaid payments for the remaining certain period. The present value will be based on the rate of interest used to determine the amount of the payments.

Limitations    A direct or contingent beneficiary who is a natural person may be paid under a Life Income Plan only if the payments depend on his or her life. A non-natural person may be paid under a Life Income Plan only if payments depend on the life of the Insured’s spouse or the Insured’s dependent.

Payment Frequency    Upon written request, we will make payments once every 3, 6, or 12 months instead of each month.

Increase of Monthly Income    For Policies issued prior to June 10, 2013 (or prior to September 18, 2013 in the state of California), a direct or contingent beneficiary may, at the time the Income Plan elected takes effect, increase the amount of the monthly payments under the Life income Plan by making an annuity premium payment to the Company. We will apply the net annuity premium to the Income Plan. The net annuity premium is the amount of the annuity premium payment less a charge of not more than 2% and less any premium tax. The net annuity premium will be applied under the same Income Plan and at the same rates as the proceeds. The Company may limit this net annuity premium to an amount that is equal to the direct or contingent beneficiary’s share of the proceeds payable under this Policy. The Company may accept the annuity premium payment when the Income Plan goes into effect or for a period thereafter in accordance with the Company’s then-current administrative procedures. This option is not available for Policies issued on or after June 10, 2013 (or on or after September 18, 2013 in the state of California).

Surrender and Withdrawals of Policy Value

Surrender    You may surrender your Policy for the Cash Surrender Value at any time while the Insured is alive and the Policy is in force. The Cash Surrender Value will change daily in response to the investment performance of the Divisions in which you are invested. We determine the Cash Surrender Value on the date your request for surrender is effective. Requests for surrenders will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the

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NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

We do not guarantee any minimum Cash Surrender Value. We may require you to return your Policy to our Home Office when you request a surrender of the Policy. We will pay surrender proceeds in a lump sum or under an Income Plan option you select. (See “Income Plan Options”). A surrender may have tax consequences. (See “Tax Considerations”).

Withdrawals    Upon written request received at our Home Office at any time while the Insured is alive and the Policy is in force, you may make a withdrawal from your Policy Value, subject to the Company’s right to assess a charge deducted from Invested Assets in an amount up to $25 per withdrawal (currently waived). You may make no more than four withdrawals in a Policy Year. Each withdrawal must be at least $250, and you may not withdraw an amount that would:

•	reduce the Loan Value (net of any applicable service charge) to less than the Policy Debt;

•	reduce the Specified Amount to less than the minimum Specified Amount that the Company would require for issuance of a Policy at the time of withdrawal; or

•	reduce the Cash Surrender Value to less than the sum of three times the most recent Monthly Policy Charge and any applicable service charge.

A withdrawal of Policy Value decreases Invested Assets and may also have tax consequences. (See “Tax Considerations”). A withdrawal may also decrease the Specified Amount used to determine the Death Benefit. Specifically, if Death Benefit Option A is in effect at the time of withdrawal, the Specified Amount will be reduced by the excess, if any, of the Specified Amount over the result of (a) minus (b) where:

(a)	is the Death Benefit immediately prior to the withdrawal; and

(b)	is the amount of the withdrawal and applicable service charge.

Written requests for withdrawals will be processed and effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. On the Valuation Date on which a withdrawal from the Policy Value is effective, Invested Assets will be reduced by the amount of the withdrawal and any applicable charges. The amount of the withdrawal and any applicable charge will be allocated among the Divisions in proportion to the amount of Invested Assets in each Division.

Policy Loans

At any time while the Insured is alive and the Policy is in force, you may submit a request for a loan that is secured by the Policy Value. The loan must be in an amount that, when added to existing Policy Debt, is not greater than your Loan Value. You may increase the risk that your Policy will lapse (terminate with no value) if you take a loan. A Policy loan or unpaid interest may have tax consequences. (See “Tax Considerations”). Written requests for loans will be processed and effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

Interest on a Policy loan accrues on a daily basis at an annual effective, fixed rate of interest of 5%, and is included in Policy Debt as it accrues. Loan interest is credited to the borrowed portion of Policy Value at an annual effective, fixed rate of interest of 5%. Interest is due and payable on each Policy Anniversary. If interest is not paid when due, we will add accrued and unpaid interest to the principal loan balance, which consists of outstanding loans and interest added to principal. Policy Debt reduces the Cash Surrender Value and the amount payable on death, and may cause the Policy to lapse, subject to the terms of any applicable Death Benefit Guarantee and Grace Period. (See “Termination and Reinstatement”).

We will take an amount equal to the loan from the Separate Account Divisions in proportion to the amounts in the Divisions. Borrowed amounts will not participate in the Separate Account’s investment results while the loan is outstanding. We will also deduct from Invested Assets a Policy Debt Expense Charge on each Monthly Processing Date while there is Policy Debt. The Monthly Policy Debt Expense Charge is included in the Monthly Policy Charge. (See “Charges and Deductions—Monthly Policy Charges and Service Charges”). A Policy loan, even if you repay it, will have a permanent effect on the Policy Value, the Cash Surrender Value, and the Death Benefit because the loan amounts do not participate in the Separate Account’s investment results while the loan is outstanding. We deduct any Policy Debt from the Policy Value upon surrender and from the Life Insurance Benefit payable on the Insured’s death.

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You may repay a Policy loan, including any accrued interest outstanding, in whole or in part, at any time while the Insured is alive and the Policy is in force. Upon each such payment, we will transfer an amount equal to the payment amount from our General Account to the Separate Account Divisions in accordance with the Premium Payment allocation instructions then in effect. We will credit those payments when we receive them in our Home Office. If we receive your payment before the close of trading on the NYSE on a Valuation Date, we will process your payment as of that Valuation Date. If we receive your payment on or after the close of trading on a Valuation Date, or on a day that is not a Valuation Date, we will process your payment as of the next Valuation Date. Loan repayments are not subject to transaction fees.

If there is Policy Debt, payments received at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.

Termination and Reinstatement

Unless the Death Benefit Guarantee is in effect, if the Cash Surrender Value is less than the Monthly Policy Charge on any Monthly Processing Date, your Policy will enter into the Policy Grace Period. At the end of the Policy Grace Period, the Policy will terminate (or lapse) with no value and your insurance coverage will end, unless you submit a payment to keep the Policy in force. The Policy Grace Period begins on the date that we send you a notice. The notice will indicate the minimum payment amount required to keep the Policy in force and the date by which you must make the payment. Upon receipt of the payment, we will allocate the Net Premium, to the Divisions of the Separate Account, based on your allocation instructions then in effect. We will also deduct any accumulated due and unpaid Monthly Policy Charges from the Invested Assets. Payments received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If they are received after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements. If the Insured dies during the Policy Grace Period, we will deduct any Monthly Policy Charges due and unpaid from the Life Insurance Benefit.

After your Policy has terminated, you may reinstate it within three years (or longer if required under state law) following the termination date, subject to our approval and satisfaction of our underwriting requirements. To reinstate the Policy, you must make a payment equal to the amount that will cover all Monthly Policy Charges that were due and unpaid before the end of the Policy Grace Period and three times the Monthly Policy Charge due on the effective date of the reinstatement. If we approve the Application for reinstatement, and the Application was received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time)

on the NYSE on a Monthly Processing Date, the effective date of the reinstated Policy will be that date. If the Application is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinstated Policy will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Any Policy Debt that was outstanding when the Policy terminated will also be reinstated.

On the effective date of the reinstatement, the Policy Value will be equal to the sum of:

•	the Net Premium paid upon reinstatement; and

•	any Policy Debt on the termination date;

minus the sum of:

•	all Monthly Policy Charges due and unpaid prior to the expiration of the Policy Grace Period; and

•	the Monthly Policy Charge due on the reinstatement effective date.

Please note that Net Premium paid upon reinstatement will not include any interest from the date of the lapse.

Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. If a surrender charge was assessed at the time of lapse, the Policy Value when a Policy is reinstated will include a credit for such surrender charge. The same surrender charge schedule in your Policy will apply upon reinstatement.

On the later of the effective date of the reinstatement or the date we approve the Application for reinstatement, we will allocate the Policy Value less any Policy Debt among the Separate Account Divisions based on the allocation instructions then in effect, if such date is a Valuation Date. If such date is not a Valuation Date, then we will allocate this amount on the next Valuation Date.

For a discussion of the tax effects associated with termination and reinstatement of a Policy, see “Tax Considerations.”

Reinvestments After Surrender or Withdrawal

While Owners have no right to reinvestment after a surrender or withdrawal, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into the Policy in the form of returned surrender or withdrawal proceeds in connection with a request to void a surrender or withdrawal if the request is received by the Company within a reasonable time after the surrender or withdrawal proceeds are mailed. These payments may be processed with a refund of any surrender charge or withdrawal fee previously assessed at the time of surrender or withdrawal and without a sales load. The period for which we will accept requests for the return of surrender or withdrawal proceeds after a surrender or withdrawal may vary in accordance with our administrative procedures.

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Returned withdrawal proceeds will be reinvested at the unit value for each Division next determined after our receipt of the reinvestment request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Proceeds will be allocated to the Divisions from which the withdrawal was made in the same proportion as the withdrawal.

We will reinvest surrender proceeds only after our receipt of the reinvestment request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date are deemed to be received and effective on that date. If the request is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinvestment will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. We will allocate the returned surrender proceeds (plus applicable interest credited by the Company, if any) to the Divisions from which the surrender was made in the same proportion as the surrender.

Depending on the Insured’s underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible; including where any such reinvestment may cause the Policy to fail to qualify as life insurance under applicable law. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender or withdrawal proceeds will have the same Death Benefit, Policy Value and surrender charge schedule as if the proceeds had not been surrendered or withdrawn, except that values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender or withdrawal proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make any necessary adjustment for any Policy Debt or the debt may be reinstated.

Please note that our decision to permit a reinvestment does not reverse or eliminate any tax consequences and/or tax reporting resulting from the original surrender or withdrawal. Surrenders and withdrawals have tax consequences and we may be required to report them to the Internal Revenue Service and/or your state for income tax purposes. We may also be required to treat the reinvested proceeds as a new premium for purposes of determining whether your policy will become a MEC, and, as with any premium payment, we may be required to reject your reinvestment if it would result in your policy failing to qualify as life insurance for federal tax purposes. (See “Tax Considerations”).

Fixed Paid-Up Insurance

Upon written request to the Company, you may change your Policy to Fixed Paid-Up insurance. Your election to convert to Fixed Paid-Up insurance is irrevocable. To convert your Policy, the Cash Surrender Value must be at least $1,000 and the Policy must have been in force for at least 12 months from the Policy Date. The option to change your Policy to Fixed Paid-Up insurance is not available if your Policy was issued prior to June 10, 2013 in the state of Pennsylvania.

If the request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the effective date of change to Fixed Paid-Up insurance will be that date. If the request is not received on a Monthly Processing Date, or on or after the close of trading on the NYSE on a Monthly Processing Date, the change will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

On the date the Policy is changed to Fixed Paid-Up insurance, we deduct any applicable surrender charge from Invested Assets and the remaining amount becomes the “Contract Fund Value.” We then transfer the Contract Fund Value amount from the Separate Account to the Company’s General Account. Any outstanding Policy Debt continues. After the transfer, the Policy Value will equal the Contract Fund Value plus any Policy Debt. The Specified Amount will be changed to the lesser of the Death Benefit prior to the change or the Policy Value (after deducting the surrender charge and any withdrawals on the date of the change), multiplied by the factor shown on the Policy schedule pages. The Death Benefit option will be changed to Option A, and any Death Benefit Guarantee and any optional benefits will be terminated.

When the Policy is in force as Fixed Paid-Up insurance, you will not be permitted to make additional Premium Payments, change Death Benefit options or the Specified Amount, or add optional benefits to the Policy. Subject to certain restrictions, you are permitted to make withdrawals and loan repayments and take out additional loans. Loans and withdrawals reduce the Contract Fund Value and may increase the chance the Policy will terminate without value. A withdrawal can either be requested by the Owner (see “Surrender and Withdrawals of Policy Value”) or may be the result of a return of a portion of Premium Payments that is necessary for the Policy to qualify as life insurance (see “Tax Considerations”). A return of prior Premium Payments could occur if the Guideline Premium/Cash Value Corridor Test is chosen to determine the Policy’s qualification as life insurance under Section 7702 of the Code. The Policy will terminate without value if the Contract Fund Value becomes less than the Monthly Policy Charge.

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The Contract Fund Value will earn interest at an annual effective rate determined by the Company that may change as often as daily, but at no time will the annual effective interest rate be less than 4%. On the effective date of the change to Fixed Paid-Up insurance, the Contract Fund Value is equal to the amount transferred from the Separate Account. On any day after the effective date, the Contract Fund Value is equal to the Contract Fund Value at the end of the previous day plus any of the following items applicable for the current day:

•	interest on the Contract Fund Value;

•	any loan repayment and accrued loan interest payment made; and

•	any Policy dividend directed to increase the Contract Fund Value;

minus any of the following items applicable to the Contract Fund Value for the current day:

•	a monthly Policy charge applicable to Fixed Paid-Up insurance;

•	Policy loans;

•	withdrawals; and

•	service charges.

When the Policy is in force as Fixed Paid-Up insurance, the Monthly Policy Charge consists of a Cost of Insurance Charge and, if applicable, a Policy Debt expense charge.

Optional Benefits

There are three optional benefits for purchase under the Policy:

(1)	the Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability (“Specified Monthly Charges Benefit”);

(2)	the Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability (“Selected Monthly Premium Benefit”); and

(3)	the Additional Purchase Benefit.

The Specified Monthly Charges Benefit and the Selected Monthly Premium Benefit may be elected at any time while the Insured is between Attained Ages 0 and 59, inclusive. The Additional Purchase Benefit may be elected while the Insured is between Attained Ages 0 and 38, inclusive. If the Owner seeks to add an optional benefit after the Policy has been issued, the addition of the benefit will be subject to the Company’s then-current underwriting standards. You may select either the Specified Monthly Charges Benefit or the Selected Monthly Premium Benefit, but not both. These optional benefits are not available for all Attained Ages and underwriting classifications.

Subject to applicable terms and conditions, the Specified Monthly Charges Benefit provides for the payment of the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge)

that come due during the total disability of the Insured, if the total disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the total disability begins after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit provides for the payment of all current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.

Subject to applicable terms and conditions, the Selected Monthly Premium Benefit provides for the payment of the greater of (1) a premium amount selected by the Owner subject to Company limitations (e.g. the range of dollar amounts which at a minimum maintain the Policy or at a maximum reach the Company’s then-current Premium waiver limits), or (2) the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured, if the total disability is due to accident or sickness and it begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the total disability begins after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit provides for the payment of the greater of (1) premium amount selected by the Owner subject to Company limitations, or (2) the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.

A total disability is one which prevents the Insured from engaging in an occupation. For the first 24 months of total disability, an occupation is the one that the Insured has at the time the Insured becomes disabled. After 24 months, an occupation is one for which the Insured is qualified by education, training or experience. To be covered, the total disability must begin while the benefit is in force; the total disability must result from an accident or sickness; and the total disability must last for at least six consecutive months. The Company will determine the existence of total disability based on the proof of claim submitted and other information gathered by the Company. These Optional Benefits are not available to be added to the Policy if, on the date the Optional Benefit is requested, the Insured is totally disabled, or, as noted above, the Attained Age or underwriting classification of the Insured is outside the range within which the Company offers these Optional Benefits, or should these Optional Benefits become unavailable in your state of issue.

The Specified Monthly Charges Benefit and the Selected Monthly Premium Benefit terminate on the earliest of: (1) the Policy Anniversary that is nearest the 65th birthday of the Insured unless the Insured became totally disabled prior to the Policy Anniversary that is nearest the 60th birthday of the Insured; (2) when the Policy terminates; (3) when the Policy becomes Fixed Paid-Up insurance; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.

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The amounts paid under the Specified Monthly Charges and Selected Monthly Premium Benefits are treated as Premium Payments subject to the terms of the Policy, except that if the Policy has Death Benefit Option C, then the amounts paid under these benefits will not be included in the cumulative Premium Payments that are used in the calculation of the Death Benefit. The amounts paid under the Specified Monthly Charges and Selected Monthly Premium Benefits are treated as Premium Payments for purposes of the Benchmark Premium Test, if applicable to the Policy. The amounts paid under these benefits are subject to the same transaction fees as any other Premium Payment. (See “Charges and Deductions—Premium Expense Charges”). Under the Waiver of Specified Monthly Charges Benefit, the premium amount paid under the benefit will be an amount that, after deducting the Premium Expense Charges, will equal the Specified Monthly Charges.

Subject to the terms and conditions of the benefit, the Additional Purchase Benefit gives the Owner the right to purchase additional life insurance policies on the life of the Insured up to Attained Age 40 at specified dates without proof of insurability. This optional benefit terminates on the Policy Anniversary nearest the 40th birthday of the Insured. It will terminate earlier: (1) when the Policy terminates; (2) when the Policy becomes Fixed Paid-Up insurance; (3) on the use of the final purchase right under the benefit; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.

If you select one or more of these optional benefits, a charge for the benefit will be added to the Monthly Policy Charge. (See “Periodic Charges Other than Fund Operating Expenses”). Any such charge will continue to be assessed as long as the benefit remains in force, except that charges for the Specified Monthly Charges Benefit and the Selected Monthly Premium Benefit will be waived when the Insured is totally disabled, subject to the terms and conditions of the applicable benefit. Once the Policy has been issued, an optional benefit may be added to the Policy, subject to the Company’s insurability requirements and other rules. If the written request to terminate an optional benefit is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the request will be effective on that date. If the request is not received on a Monthly Processing Date, or is received on or after the close of trading on the NYSE, it will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

Other Policy Transactions

Transfers    Subject to the limitations on short-term and excessive trading discussed below, you may transfer between and among the Divisions of the Separate Account so long as you are invested in no more than 30 Divisions at a time. Transfer requests will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Although no fee is currently charged, we reserve the right where allowed by state law to charge a transfer fee of $25. We would deduct this charge from each Division in proportion to the amounts in each Division after the transfer. See “Charges and Deductions” for more information. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Where allowed by state law, the Company reserves the right to impose a minimum and/or maximum size on transfer amounts. Transfer requests must be in amounts greater than or equal to 1% of Invested Assets or the request will not be processed. Your Financial Representative may provide us with instructions on your behalf involving the transfer of Invested Assets among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.

You may request transfers in writing (including via facsimile or, under limited circumstances, by email). You may also submit transfer instructions via the Internet at www.northwesternmutual.com in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions. Currently we do not accept requests by telephone.

Short-Term and Excessive Trading    Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

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To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners, except to the extent we are prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after making two more such round trip transfers within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. An Owner who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfer within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations, to the extent these features are available under your Policy. Once a Policy is restricted, we will allow one additional transfer into the Government Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

Policies such as yours (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in Good Order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.

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Dollar-Cost Averaging    You may elect to participate in a dollar cost averaging (“DCA”) program by making an election in the Application or by completing an election form and sending it to our Home Office. There is no additional charge for DCA. Under our DCA program, while the Policy is in force you may authorize us to transfer monthly a fixed dollar amount or fractional amount from the Government Money Market Division to other Divisions. Transferred amounts must be allocated in whole percentages. (See “Other Policy Transactions—Transfers”). The transfers continue until you instruct us otherwise, or until the amount in the Government Money Market Division is exhausted. Your request to participate in this program is effective when we receive your completed Application or election form at our Home Office. You may elect to increase or decrease the amount of transfer payments under our DCA program. We may modify, suspend, or discontinue the DCA program at any time.

DCA does not ensure a profit or protect against loss in a declining market. Carefully consider your willingness to continue Premium Payments during periods of both low and high prices. You should consult your financial representative before deciding whether to elect DCA.

Portfolio Rebalancing    Over time, portfolio rebalancing helps you maintain your allocations among the Divisions you have chosen. If you elect portfolio rebalancing, your Invested Assets are periodically rebalanced in accordance with our procedures, to return your allocation to the percentages you specify. Portfolio rebalancing may reduce the amount of Invested Assets allocated to better performing Divisions.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for portfolio rebalancing. You may elect portfolio rebalancing by making an election in the Application. Subject to any limitations imposed by our short-term and excessive trading policies and procedures, you may also elect portfolio rebalancing and modify or terminate your election at any time by submitting a written request to our Home Office. If you make transfers through our website, your portfolio rebalancing will end and you will need to make a new election if you want portfolio rebalancing to continue. We may modify, limit, suspend, or discontinue this feature at any time.

Allocation Models     The Company currently makes available allocation models at no extra charge. An Owner can select only one model at a time. Each of the four models currently available is comprised of a combination of Portfolios representing various asset classes with various levels of risk tolerance ranging from moderately conservative to very aggressive. An Owner may only select a model which is currently available. Any investment allocations outside of an Owner’s original model must be made by the Owner, and will not be made by the Company. The Company does not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in an Owner’s investment needs or for other reasons. If an Owner wishes to remove Portfolios from an Owner’s model and/or change allocations to a current model, the

Owner may do so by notifying us in writing, contacting their financial representative or by calling Advanced Markets Operations at 1-866-464-3800. There will be no automatic rebalancing to these models unless the Owner choses the automatic rebalancing option. Please note that investment in a model does not eliminate the risk of loss and it does not protect against losses in a declining market. An Owner should consult their financial representative for more information about available allocation models and whether investment in a model is appropriate for them.

Available models may change from time to time. The Company reserves the right to modify, suspend, or terminate any asset allocation model at any time without affecting an Owner’s current allocation, except in limited circumstances involving a Substitution or the elimination of a Portfolio as an investment option under the Policy (see “Substitution of Portfolio Shares and Other Changes” below for more information regarding the substitution of a Portfolio). In that case, allocations in a Portfolio within a model (Original Portfolio) will be transferred to a different Portfolio if the Original Portfolio becomes no longer available (e.g., a substitution, merger, liquidation or closure), in which case the Company will send written notice in advance of such event. If an Owner is invested in a model that is no longer offered and initiates a change outside of the original model allocations, the Owner will not be able to select the original model (see “Transfers” above for more information about how to change portfolio allocations).

Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an investment adviser affiliated with the Company, and therefore a corresponding increase in Portfolio management fees collected by such adviser and may present a conflict of interest.

Substitution of Portfolio Shares and Other Changes    When permitted by law and subject to any required regulatory approvals, we reserve the right to eliminate a Portfolio and to substitute another Portfolio or mutual fund for such Portfolio if the shares of the Portfolio are no longer available for investment or, in our judgment, further investment in the Portfolio is no longer appropriate.

Charges and Deductions

Premium Expense Charges    We deduct a charge of 2.00% from each Premium Payment for state premium taxes that we incur (Premium Tax Charge). Premium taxes vary from state to state, although we charge 2.00% regardless of the state in which you live. The tax rate for the state in which you live may be lower, higher, or equal to the 2.00% deduction. This charge may increase or decrease in the future to cover these taxes.

We deduct a charge from each Premium Payment for the cost of a portion of our federal corporate income taxes attributable to policy acquisition expenses (Federal Deferred Acquisition Cost Charge). Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to

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capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 0.85% against each Premium Payment to compensate us for the additional corporate tax burden. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. This charge may increase or decrease in the future to reflect changes in tax laws.

We deduct a charge, or sales load, from each Premium Payment for sales costs. This charge is a percentage of Premium Payments. For Premium Payments up to the Target Premium in Policy Years 1-10, the percentage is 5.2%. For Premium Payments up to the Target Premium in Policy Years 11 and higher, the percentage is 1.7%. For Premium Payments in excess of the Target Premium in all Policy Years, the percentage is 1.7%.

We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount, over the period while the Policies are in force, and from the Deferred Sales Charges and surrender charges described below. The amounts we deduct for distribution expenses in a Policy Year are not specifically related to distribution expenses incurred that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Invested Assets for the mortality and expense risks we have assumed. (See “Monthly Policy Charges and Service Charges”). To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

Monthly Policy Charges and Service Charges    We deduct a Monthly Policy Charge from Invested Assets on each Monthly Processing Date. The Monthly Policy Charge includes the monthly Cost of Insurance Charge, the monthly Mortality and Expense Risk Charge, the monthly Administrative Charge, the monthly Underwriting and Issue Charge, the monthly Deferred Sales Charge, and, if applicable, the monthly Policy Debt Expense Charge, the monthly Death Benefit Guarantee Charge, and the monthly charge for optional benefits. These components of the Monthly Policy Charge are described in the following paragraphs.

•	Monthly Cost of Insurance Charge. We determine the amount of the charge by multiplying the net amount at risk by the cost of insurance rate, which is based on factors including but not limited to the Issue Age, sex, and underwriting classification of the Insured, the underwriting amount, and the Policy Year. The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of Premium Payments, and the charges and expenses for the Policy. The maximum cost of insurance rates are included in the Policy schedule pages.

All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. In addition, cost of insurance rates will generally increase each Policy Year. The Cost of Insurance Charge covers the cost of mortality and some expenses. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.

•	Monthly Mortality and Expense Risk Charge. The maximum amount of the charge is equal to an annual rate of 0.60% (0.05% monthly rate) of Invested Assets. Currently the charge is equal to an annual rate of 0.19% (0.01583% monthly rate) of Invested Assets for the first ten Policy Years, 0.05% (0.00417% monthly rate) of Invested Assets for Policy Years 11-20, and 0.00% (0.00000% monthly rate) of Invested Assets for Policy Years 21 and higher. The mortality risk is the risk that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.

•	Monthly Administrative Charge. This charge, which varies based on factors including but not limited to the Insured’s Issue Age, underwriting classification on the Date of Issue, and the Policy Year, is for administrative expenses, including costs of Premium Payment collection, processing claims, keeping records and communicating with Owners. The current charge ranges from $9 to $27 (monthly) for Policy Years 1-10 and from $5 to $8 (monthly) for Policy Years 11 and beyond.

•	Monthly Underwriting and Issue Charge. This charge applies only during the first ten Policy Years and is based on the Initial Specified Amount, the Insured’s Issue Age and the underwriting classification of the Insured on the Date of Issue. The charge ranges from $0.005 to $0.03 (monthly) per $1,000 of Initial Specified Amount.

•

Monthly Policy Debt Expense Charge. This charge is for the expenses and taxes associated with Policy Debt, if any. The maximum amount of the charge is equal to an annual rate of 2.0% (0.16667% monthly rate) of Policy Debt. Currently the charge when the Insured is Attained Age 99 and below varies by Policy Date. For Policies with a Policy Date on or after January 1, 2016, the current charge is equal to an annual rate of 0.90% (0.075% monthly rate) of Policy Debt for Policy Years one through ten, 0.75% (0.0625% monthly rate) of Policy Debt for Policy Years 11-20, and 0.20% (0.01667% monthly rate) of Policy Debt for Policy Years 21 and higher. For Policies with a Policy Date prior to January 1, 2016, the current charge is equal to an annual rate of 0.65% (0.05417% monthly rate) of Policy Debt for Policy Years one through ten, 0.50% (0.04167% monthly rate) of Policy Debt for Policy Years 11-20, and 0.35% (0.02917% monthly rate) of Policy Debt for Policy Years 21 and higher. The current charge for all

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Policies when the Insured is Attained Age 100 and above is 0.00% annually of Policy Debt. This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets.

•	Monthly Deferred Sales Charge. This charge for sales expenses is deducted only during the first ten Policy Years, and is based on factors including but not limited to the Insured’s Issue Age and underwriting classification on the Date of Issue. During the first Policy Year, the charge on each Monthly Processing Date is a percent of cumulative premiums paid through that date (up to the Target Premium). The charge applied during Policy Years two through ten is based on the cumulative premiums paid in the first Policy Year (up to the Target Premium).

•	Monthly Death Benefit Guarantee Charge. This charge compensates us for the risk we have assumed by guaranteeing the Guaranteed Minimum Death Benefit. For a Policy that has a Death Benefit Guarantee, the maximum amount of the charge is $0.02 (monthly) per $1,000 of Guaranteed Minimum Death Benefit. Currently the charge is $0.01 (monthly) per $1,000 of Guaranteed Minimum Death Benefit.

•	Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability. Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability and Additional Purchase Benefit. The charge for a Waiver Upon Total Disability Benefit is deducted if either of the Waiver benefits is selected. Charges for these optional benefits vary based on factors including but not limited to the Insured’s Attained Age and underwriting classification, and the amount of the benefit, and may increase from year to year. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard risk rate. We also deduct a charge for the Additional Purchase Benefit, if selected. The charge for this optional benefit varies based on the Insured’s Attained Age at the time the benefit is added to the policy, gender, and the amount of the benefit. The guaranteed maximum charge for the Payment of Selected Monthly Premium Upon Total Disability Benefit is the greater of $0.09 (monthly) per $1.00 of Selected Monthly Premium, or $0.15 (monthly) per $1.00 of Specified Monthly Charges. The guaranteed maximum charge for the Payment of Specified Monthly Charges Upon Total Disability Benefit is $0.15 (monthly) per $1.00 of Specified Monthly Charges.

We also charge certain transaction fees (also referred to as service charges) to be deducted from Invested Assets on the dates on which transactions take place. These service charges are $25 per change if more than one change occurs in Specified Amount in a Policy Year, $25 per withdrawal, $25 per transfer of assets among the Divisions of the Separate Account, and $25 per change of the Death Benefit option. Currently we waive all of these fees.

You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.

We will apportion deductions from Invested Assets among the Divisions of the Separate Account in proportion to the amounts invested in the Divisions.

A surrender charge will be deducted from Invested Assets only during the first ten Policy Years if the Policy is surrendered or changed to Fixed Paid-Up insurance. The surrender charge during the first Policy Year is a percentage of the Premium Payments paid up to the Target Premium, where the percentage varies by Issue Age, but never exceeds 50% of the premium paid. After the first Policy Year, the surrender charge remains level through the end of the fifth Policy Year, and then grades down monthly in Policy Years six through ten to zero.

All charges in this section expressed in dollars have been rounded to the nearest dollar, where appropriate. Amounts that would round to zero have been rounded to the nearest penny or less, as necessary.

The value of the net assets of each Division reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Division invests. For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2017 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements would continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.20% to a maximum of 1.12%. For further information, consult the Portfolio’s prospectuses and the Annual Portfolio Operating Expenses table included in the Fee Table of this prospectus.

Other Policy Provisions

Naming a Beneficiary    You must name a beneficiary on your Application at the time you apply for your Policy, but you may change the beneficiary you designate while the Insured is living and during the first 60 days after the date of death of the Insured if you are not the Insured. Naming or changing a beneficiary will be made after receipt of your written request in our Home Office, effective as of the date you sign your request. Any beneficiary change terminates all rights under previous beneficiary designations. We will not be responsible for any payment or other action we take with respect to your Policy before we receive your written request, and we may require the Policy to be sent to us for endorsement to reflect the beneficiary change.

Incontestability    For Policies issued prior to June 10, 2013 (or prior to September 18, 2013 in the state of California), we will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or

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the date of reinstatement (or earlier, as required by state law). We will not contest a change to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of the Insured for two years from the date of the change. After the two year period, to the extent permitted by state law we may rescind the Policy if the application contains a fraudulent misstatement.

For Policies issued on or after June 10, 2013 (or on or after September 18, 2013 in the state of California), we will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or the date of reinstatement (or earlier, as required by state law), except in cases of fraudulent misstatement, which may be contested at any time unless restricted by your state of issue. We will not contest a change (including an increase in the amount of insurance) to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of the Insured for two years from the date of the change except in cases of fraudulent misstatement, which may be contested at any time unless restricted by your state of issue. After the two year period, to the extent permitted by state law we may rescind the Policy if the application contains a fraudulent misstatement

Suicide    If the Insured dies by suicide within one year from the Date of Issue (or earlier, as required by state law), the amount payable under the Policy will be limited to the Premium Payments, less the amount of any Policy Debt and withdrawals. If the Insured dies by suicide within one year of the date of issuance (or earlier, as required by state law) of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the amounts charged for the cost of insurance and other expenses attributable to the increase. The amount payable may be different in your state.

Misstatement of Age or Sex    If the age or sex of the Insured has been misstated, the Policy will be modified by recalculating all values and benefits based on the correct age and sex.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and we will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office. The interests of any beneficiary will be subject to any collateral assignment made either before or after any beneficiary is named. The collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership. (See “Ownership Rights”).

Deferral of Determination and Payment    We will ordinarily pay Policy Benefits (i.e., Policy loans, Cash Surrender Value, and withdrawals) within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits if:

•	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; or

•	such suspension or postponement is otherwise permitted by the 1940 Act.

If, under SEC rules, the Government Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Government Money Market Division until the Portfolio is liquidated.

When the Policy is in force as Fixed Paid-Up insurance, we may defer paying the Cash Surrender Value for up to six months from the date of surrender. If payment is deferred for 30 days or more, interest will be paid on the Cash Surrender Value at an annual effective rate of 4% from the date of surrender to the date of payment. We may also defer payment of a Policy loan or withdrawal for up to six months.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of Life Insurance Benefit, surrender, withdrawal, loan, or Income Plan proceeds until the check or draft has been honored.

If mandated under applicable law, we may be required to freeze an Owner’s Policy Value and thereby refuse to pay any requests for transfer, withdrawal, surrender, loans, or Life Insurance Benefit, until instructions are received from the appropriate regulatory or other lawful authority. We may also be required to provide additional information about you, your Policy, and your trading activities to government regulators.

Dividends    This Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend.” The Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed. It is not expected that any dividends will be payable on the Policy.

We will credit annual dividends, if any, in cash or you may use them to increase the Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Policy Value. Dividends used to increase the Policy Value will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that

30	Custom Variable Universal Life Prospectus

Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

Reports and Financial Statements

For each Policy Year, we will send you a statement showing the Death Benefit, Policy Value and any Policy Debt (including interest charged) as of the Policy Anniversary. We will also send you a confirmation statement when you make a Premium Payment, transfer assets among Divisions, make a withdrawal of Policy Value, take a Policy loan, or surrender the Policy. The annual statement and confirmation statements will show the apportionment of Invested Assets among the Divisions. If the Policy is in force as Fixed Paid-Up insurance, statements and reports will be limited to an annual Policy statement showing the Death Benefit, Contract Fund Value, and any Policy Debt.

Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Invested Assets are allocated. The financial statements of the Company appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or Statement of Additional Information, call Advanced Markets Operations at 1-866-464-3800. Certain reports and other information can be obtained on our website at www.northwesternmutual.com.

Householding

To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling Advanced Markets Operations at 1-866-464-3800.

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim them with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please contact your Financial Representative or call Advanced Markets Operations at 1-866-464-3800 for assistance in making such changes.

Cybersecurity

The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Value. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our website, if available, or with the Portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

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Speculative Investing

Do not purchase this Policy if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Owner Inquiries

If eligible, you may get up-to-date information about your Policy at your convenience with your User ID and password at our website www.northwesternmutual.com where you can access performance information, forms for routine service, and daily values for Policies you own. Eligible Owners may also set up certain electronic payments, make transfers among Divisions (including as applicable Dollar-Cost Averaging and/or Portfolio Rebalancing) and change the allocation of future Premium Payments online, subject to our administrative procedures. For enrollment information, please visit our website www.northwesternmutual.com. Please note that electronic devices may not always be available. Any electronic device, whether it is yours, your service provider’s, your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request or payment. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or payment in writing at our Home Office. Electronic requests or payments are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. If you have questions about surrendering your Policy, please contact your Financial Representative or call Advanced Markets Operations at 1-866-464-3800. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Illustrations

Your Financial Representative will provide you an illustration for your Policy upon your request when you apply for a Policy and while your Policy is in force. When you apply for a Policy, the illustrations will be based on the information you give us about the Insured person and will reflect such factors as the Specified Amount, Death Benefit option and Premium Payments that you select. While the Policy is in force, the illustrations will reflect the performance of your Policy to date. Illustrations show how the Death Benefit and Policy Value for a Policy would vary based on hypothetical future investment results. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and actual Policy Value, Death Benefit, Cash Surrender Value, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

Tax Considerations

General    The following discussion provides a general description of federal tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury Department and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations, which may be significant in the purchase and ownership of a Policy.

Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the Policy, or an interest in the Policy, may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.

This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test (“GLPT”) or a cash value accumulation test (“CVAT”). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used.

The definitional tests under the Code are based on the Commissioner’s Standard Ordinary (CSO) mortality tables in effect when the Policies were issued. For Policies issued or materially changed after 2008, the tests must be based on the

32	Custom Variable Universal Life Prospectus

2001 CSO mortality tables. Because Policies issued based on the 1980 CSO mortality tables may not satisfy the definitional tests using the 2001 CSO mortality tables, certain changes to those Policies will not be permitted (as defined by IRS Notices 2004-61 and 2006-95). Special safe harbor calculation rules apply to life insurance after the Insured attains age 100. See Rev. Proc. 2010-28.

The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by age of the Insured, or younger Insured in the case of survivorship life policies) of the Policy Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage of the Policy Value, with the percentage varying based on factors including but not limited to the age, sex and underwriting classification of the Insured, or in the case of survivorship life insurance, of the younger Insured. The corridor under the CVAT is different from the corridor under the GLPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Policy Value than is required by the GLPT corridor. Therefore, as your Policy Value increases your Death Benefit may increase more rapidly in the Policy’s earlier years under CVAT than it would under GLPT. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or we may take any other action that may be necessary for the Policy to qualify as life insurance for tax purposes.

In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit, which may increase the Cost of Insurance charges, especially in the Policy’s later years. In addition, for certain Policies issued with a Surrender of Policy Endorsement on or after April 23, 2008 (or later, depending on the date the Endorsement was approved by a state), the corridor percentages for both the GLPT and CVAT corridors are applied to the sum of Policy Value and the Endorsement Amount during the period of Endorsement.

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Section 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.

IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the assets held in the Separate Account, the income and gains related to those assets would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.

So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), the proceeds from a surrender or withdrawal will generally be taxable only to the extent that the proceeds exceed the basis of the Policy. The basis of the Policy is generally equal to the Premium Payments less any amounts previously received as tax-free distributions. Dividends paid in cash, if any, are generally taxed as withdrawals with a resulting reduction in basis. However, dividends applied to purchase additional insurance or used to pay premiums are generally not taxable. In certain circumstances, a withdrawal of Policy Value during the first 15 Policy Years may be taxable to the extent that the Policy Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Unless the Policy is a MEC a loan received under your Policy will not be treated as a distribution subject to current federal income tax. The Policy loan, increased by accrued interest, reduces the Cash Surrender Value of the Policy. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the Policy Debt will be repaid from the Death Benefit. However, if the Policy terminates by any method other than death, the Policy Debt will be repaid from the Cash Value of the Policy, and the total Policy Value, including the total amount of the Policy Debt, will be taxable to the extent it exceeds the basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to extended term insurance, the Policy Debt will be repaid from Policy Value of the Policy and the Policy Debt repayment will be treated as income and taxable to the extent it exceeds Policy’s basis.

Caution must be used when taking cash out of a Policy through Policy loans. If interest is not paid annually, it is added to the principal amount and the total Policy Debt will continue to increase for as long as the loan is maintained on the Policy. In extreme situations, Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs if the Policy Debt becomes too large when compared to the unborrowed Policy Value, less the applicable surrender charge, is insufficient to cover the Monthly Policy Charges, thereby causing the Policy to lapse. As described above, if your policy lapses with outstanding Policy Debt, you will have an income tax liability to the extent the Policy Debt exceeds the Policy basis. This means that you may have to pay income tax for a year in which you did not receive any cash from the policy.

Custom Variable Universal Life Prospectus	33

Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance”).

Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy covering the same Insured (or, in the case of survivorship life insurance, covering the Insureds or a surviving Insured) or an annuity contract with the same owner (or, in the case of an annuity owned by a non-natural owner, if the annuitant is the same as the life insurance policy insured). The Code also allows certain policies to be exchanged for stand-alone and combination long-term care policies on a tax-free basis. Policies that are exchanged for life insurance policies after 2008 may only be exchanged for life insurance policies using 2001 CSO mortality tables. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on a gain-first basis).

Ownership of a Policy, or an interest in the Policy, may be transferred. If the transfer is for a valuable consideration, it is taxable to the extent the sales proceeds or fair market value of property received exceed the basis of the Policy. The transfer of a Policy with a loan in excess of Policy basis is considered a sale to the extent of the loan, and the loan is treated as “sales proceeds” paid to the transferor. If a Policy, or an interest in a Policy were transferred for valuable consideration, the death benefit will be taxable as ordinary income to the extent it exceeds the sum of the purchase price and subsequent premiums paid by the new owner. However, the death benefit will not be taxable if both of the following criteria are satisfied:

1.	The transfer was no a “Reportable Policy Sale,” and

2.	The transferee is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer or the basis of the Policy is carried over, in whole or in part, in the transfer.

A Reportable Policy Sale is defined by Code section 101(a)(3), which was enacted in 2017 as part of the Tax Cuts and Jobs Act. A Reportable Policy Sale occurs when a Policy or an interest in the Policy is transferred, directly or indirectly, for valuable consideration and the acquirer does not have a “substantial family, business, or financial relationship with the insured apart from the acquirer’s interest in” the Policy. An example of an indirect transfer is an acquisition of a partnership that owns the Policy. If a Reportable Policy Sale occurs, the acquirer and the insurance company are required to send information about the sale to the IRS and the transferor. At the time the prospectus was printed, the IRS had not yet issued guidance related to these reporting rules, so specific requirements are unclear.

Where the Policy cash value is distributed as periodic payments under a payment plan, part or all of the taxable payments may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). Under final regulations issued by the IRS, “net investment income” may, among other things, include the transfer of a life insurance policy that constitutes a sale, interest paid on the Death Benefit and taxable distributions from life insurance policies held in arrangements that constitute “passive activities”. You should seek qualified tax advice.

Modified Endowment Contracts (MEC)    A modified endowment contract (“MEC”) is a type of life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts. A MEC has less-favorable tax treatment because it is considered to be too investment oriented. Generally, a Policy will be classified as a MEC if the cumulative premiums paid during the first seven Policy Years after issue, or after a “material change” (described below), exceed the policy’s “seven-pay” limit. The seven-year time period is commonly referred to as the “seven-pay period”. Code Section 7702A defines the seven-pay limit as the sum of the Premium Payments (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid-up after seven level annual payments, based on defined interest and mortality assumptions. If premiums in excess of the seven-pay limit are paid during a seven-pay period, a Policy will be a MEC. However, a policy will not be a MEC if the excess premiums are refunded, with interest, within 60 days after the end of the Policy Year in which they are paid. For purposes of measuring this 60-day refund period, the term “Policy Year” refers to the year that starts on the date of a material change if that date is different than the Policy Date. If excess premium is refunded, all Policy values are recalculated as though the excess premium had never been paid.

A Policy can also become a MEC if the benefits under the Policy are reduced during the seven-pay period. Or, in the case of survivorship life Policies, the lifetime of either Insured. If a reduction occurs during a seven-pay period, the seven-pay Premium Payment limit will be redetermined based on the reduced level of benefits. All premiums paid during the seven-pay period must be retroactively tested against the new, lower, seven-pay limit. If the premiums previously paid are greater than the recalculated seven-pay limit, the Policy will become a MEC. This means that a reduction of Policy benefits can result in a MEC because of premiums paid in prior years even if those premiums did not exceed the policy’s seven-pay limit at the time they were paid. A reduction in benefits includes a decrease in the amount of coverage, the termination or reduction of certain riders, a withdrawal or any other action resulting in a surrender of Policy Value to you according to the terms of the Policy, an election of the paid-up option or, in some cases, a lapsing of the Policy where the Policy is not reinstated within 90 days. A life insurance policy which is received in exchange for a MEC will also be considered a MEC. In the case of joint life Policies, the reduction test must be applied during the lifetime of either insured rather than only during seven-pay periods.

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Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC. This means that a new seven-pay period begins with a new seven-pay limit. The new seven-pay limits is determined by taking into account the Policy Value of the Policy at the time of such change. A material change could occur as a result of certain changes to the benefits or terms of the Policy, such as a change in a death benefit option or a change in the Insured(s), if allowable under your Policy. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium after the seven-pay period, which could be considered “unnecessary” under the Code.

If a Policy is a MEC, any distribution from the Policy will be treated as a distribution of gain first, subject to ordinary income taxation. Distributions for this purpose include a loan, a withdrawal of Policy Value, a surrender of the Policy, and dividends paid in cash. Dividends retained by the Company to increase Policy Value are not considered “Distributions”. Distributions taken within the two-year period prior to a Policy becoming a MEC may also be taxed under the MEC tax rules. The Policy basis is increased to the extent a loan is a taxable distribution from a MEC. For these purposes, the term “loan”, includes an increase in Policy Debt due to accrued but unpaid loan interest, or an assignment or pledge of the policy to secure a loan. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1⁄2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the survivorship lives (or survivorship life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Estate Tax and Generation Skipping Taxes    If the Insured owns, or has any incidents of ownership in, the Policy, the amount of the Life Insurance Death Benefit will generally be includible in the Insured’s estate for purposes of the federal estate tax and any applicable state inheritance tax. If a Policy is a survivorship life Policy, the Life Insurance Death Benefit will be includible in the estate if the second of the Insureds to die, if that individual owned, or had any incidents of ownership in, the Policy at the time of death. In some circumstances, the Death Benefit of a policy may be included in an Insured’s estate even if not owned at the time of death. This may occur if the Insured transferred an ownership interest, or an incident of ownership, in a policy within three years of death. If the Owner dies, but an Insured is still alive, the fair market value of the Policy will be includible in the Owner’s estate. With appropriate estate planning, an unlimited marital deduction may permit deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of the Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

An exemption limit of $5 million (single)/$10 million (married) (with inflation indexing after 2011) and a maximum rate of 40% applies for purposes of the estate, gift and generation skipping transfer taxes. In addition, any unused estate exemption limit may be carried over to the surviving spouse.

Business-Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that a portion of the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable to the extent it exceeds the premiums or other consideration the business paid for the policy. This rule will not apply if (i) the insured is an eligible employee and (ii) certain notice and consent requirements are satisfied before the policy is issued. Generally, an eligible employee is someone who was an employee at any time during the 12-month period before death, a director, a person who owns more than 5% of the business, an employee earning more than $120,000 annually (increased for cost of living), one of the highest 5 paid officers or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer. Increases in Policy Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(1) of the Code generally disallows a deduction for Premium Payments on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Interest on debt that is related to or is incurred to purchase or carry life insurance might be deductible in certain, limited, circumstances set forth in Code Section 264. For example, interest paid or accrued for up to an aggregate of $50,000 of indebtedness with respect to life insurance covering a “key person” may be deductible. Generally, a key person is defined as an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, if a business owns life insurance with Policy Value, Section 264(f) may disallow a portion of a business’s non-life insurance related interest deduction. The disallowance is based on a ratio that compares the amount of unborrowed life insurance Policy Value to the adjusted basis of other business assets. Certain policies may be excluded the disallowance calculation. These include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring an individual who at the time the policy is issued is an employee, director, officer or 20% owner (as well as survivorship life policies insuring 20% owners and their spouses). The IRS has ruled that a policy received in a tax-free exchange is newly issued for this purpose.

Custom Variable Universal Life Prospectus	35

The IRS has ruled privately that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.

Special rules under the Code govern how life insurance companies calculate income tax deductions. Under these rules the annual increase in the cash value of life insurance policies owned by life insurance companies may limit the company’s deductions, resulting in an overall increase in its taxable income. In Revenue Procedure 2007-61, the IRS provided a safe harbor under which the annual increase in cash value of life insurance policies covering no more than 35% of the company’s employees, directors, officers and 20% owners will not limit the life insurance company’s deductions. Additionally, the Revenue Procedure included language that the tax-deferred nature of such contracts remains subject to challenge by the IRS under other provisions of the tax law, including judicial doctrines such as the business purpose doctrine.

Policy Split Right    If your Policy is a survivorship life Policy, the Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if a change in the federal estate tax law results in the permanent repeal of the unlimited marital deduction or a 50% or greater reduction in the maximum estate tax rate set forth in the law. The exchange must be made while both Insureds are alive and the written request for exchange must be received no later than 180 days after the enactment of a law containing any of the tax law changes described above.

The IRS has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not so treated, such a split of the Policy could result in the recognition of taxable income.

Split Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. Treasury regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy Cash Surrender Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each Premium Payment paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and are assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. These rules became effective December 31, 2008. Congress has also considered limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to Policies distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Rev. Proc. 2005-25 provides safe harbor formulas for valuing variable and non-variable life insurance. Generally, the safe harbor value is the greater of (i) the sum of the interpolated terminal reserve, any unearned premiums, and a pro rata portion of the estimated dividends for the Policy Year; or (ii) the cash value without reduction for surrender charges (but adjusted by a surrender factor for policies distributed from qualified plans) multiplied by a factor specified in Rev. Proc. 2005-25. These rules do not apply to split dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.

Other Tax Considerations    Under Code Section 6011, taxpayers are required to annually report all “reportable transactions”. Regulations under Code Section 6011 provide a list of several types of reportable transactions, some of which may involve life insurance policies. For example, in some circumstances a reportable transaction might exist if life insurance is owned by a welfare benefit plan. “Reportable transactions” also include transactions that create significant differences between the amount of any item for purposes of determining income, gain, expense or loss for tax purposes differs by more than $10 million, on a gross basis, from the amount of the item for purposes for book purposes. However, Rev. Proc. 2004-67 held that the purchase of life insurance policies that creates such a difference does not, by itself, constitute a “reportable transaction.” The rules related to reportable transactions are complicated and you should consult a qualified tax advisor before purchasing any insurance policy as part of a transaction.

36	Custom Variable Universal Life Prospectus

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sells the Policy is 40% of Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 6% of Target Premium and 2.75% of Premium Payments in excess of that amount paid in Policy Years 2-10; and 2% of Premium Payments thereafter. Registered representatives may receive less than the maximum commission or no commission in certain circumstances according to pre-established guidelines. We may also pay new registered representatives differently during a training period. In addition, a commission of 0.10% of Invested Assets is paid at the end of Policy Years 2-10; and 0.07% of Invested Assets at the end of Policy Years 11 and later. The entire amount of sales commissions paid to registered representatives is passed through NMIS to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies may help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy. NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.

Glossary of Terms

APPLICATION

The form completed by the applicant when applying for coverage under the Policy. This includes any:

1.	amendments or endorsements;
2.	supplemental Applications;
3.	reinstatement Applications; and
4.	Policy change Applications.

ATTAINED AGE

The Insured’s Issue Age listed in the Policy schedule pages, plus the number of complete Policy Years that have elapsed since the Policy Date.

CASH SURRENDER VALUE

An amount equal to the Policy Value minus the sum of Policy Debt and any surrender charge.

CODE

The Internal Revenue Code of 1986, as amended.

DATE OF ISSUE

The date on which insurance coverage takes effect and the date on which the suicide and contestable periods begin. The date is shown in the Policy.

DEATH BENEFIT

The gross amount payable to the Beneficiary upon the death of the Insured, before the deduction of Policy Debt and other adjustments. (See “Life Insurance Benefit”).

DEATH BENEFIT GUARANTEE GRACE PERIOD

A 61-day period after which the Death Benefit Guarantee will terminate if you do not make a sufficient payment.

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

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FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

GOOD ORDER

Your request or payment meets all the current requirements necessary for us to process it. For certain requests this may include, as applicable, the return of proceeds, evidence of insurability, underwriting, MEC-limit (or insurance qualification) requirements, any premium payments due, instructions as to payment due dates, or proper completion of certain Northwestern Mutual forms.

HOME OFFICE

Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

INCOME PLAN

An optional method of receiving the Death Benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”

IN FORCE DATE

The date on which the initial Net Premium is transferred from the General Account to the Separate Account after you have met all the conditions necessary for us to proceed with the final issuance of your Policy, such as determination of underwriting classification, receipt of minimum premiums and receipt of all paperwork in Good Order.

INITIAL ALLOCATION DATE

The date identified in the Policy on which we first allocate Net Premium or Invested Assets to the Divisions of the Separate Account according to the Owner’s instructions.

INITIAL SPECIFIED AMOUNT

The Specified Amount of coverage on the Date of Issue of the Policy.

INSURED

The person named as the Insured on the Application and in the Policy.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

The Insured’s age on his/her birthday nearest the Policy Date.

LIFE INSURANCE BENEFIT

The net amount payable upon the death of the Insured. The Life Insurance Benefit equals the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) reduced by any outstanding Policy Debt and other adjustments if death occurs during a grace period.

LOAN VALUE

An amount equal to 90% of the excess of the Policy Value on the date of the loan over the surrender charge that would be applicable to a surrender on the date of the loan.

MEC

Modified endowment contract as described in Section 7702A of the Internal Revenue Code. A modified endowment contract is a life insurance contract that is considered too investment oriented is taxed less favorably on lifetime distributions than other life insurance contracts. See the “Tax Considerations” section for more information.

MONTHLY POLICY CHARGE

The amount equal to the sum of:

1.	the monthly cost of insurance charge;
2.	the monthly underwriting and issue charge;
3.	the monthly mortality and expense risk charge;
4.	the monthly administrative charge;
5.	the monthly deferred sales charge;
6.	the monthly cost of any optional benefit, if applicable;
7.	the monthly Policy Debt Expense charge, if applicable; and
8.	the monthly Death Benefit Guarantee charge, if applicable.

MONTHLY PROCESSING DATE

The first Monthly Processing Date is the Policy Date; thereafter, the Monthly Processing Date is the same day of each month as the Policy Date. If the Monthly Processing Date would otherwise fall on the 29th, 30th, or 31st of the month, monthly processing will occur on that day or on the last day of the month if the month does not have that day.

NET PREMIUM(S)

The amount of Premium Payment remaining after the Premium Expense Charge has been deducted.

NYSE

New York Stock Exchange.

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner by transfer or succession.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

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POLICY DATE

The date shown on the Policy Schedule Page from which the following are computed:

1.	Policy Year;
2.	Policy Anniversary;
3.	Monthly Processing Date;
4.	Death Benefit Guarantee Period;
5.	the Issue Age of Insured; and
6.	the Attained Age of the Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY GRACE PERIOD

A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

POLICY VALUE

The sum of Invested Assets and Policy Debt.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction fees.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account II.

SPECIFIED AMOUNT

The amount you select, subject to minimums and underwriting requirements we establish, used in determining the insurance coverage on an Insured’s life.

TARGET PREMIUM

An amount based on the Specified Amount, Death Benefit Guarantee Period, any optional benefits, and factors relating to the Insured including but not limited to Issue Age, sex, and underwriting classification, used to compute part of the Premium Expense Charge, the Deferred Sales Charge, the Surrender Charge and the sales commission.

UNIT

An accounting unit of measure representing the value in one or more Divisions of the Separate Account.

UNIT VALUE

The value of a particular Unit at a particular time. Unit Value is analogous, but not the same as, the share price of a Portfolio in which a Division invests. It may fluctuate from one Valuation Period to the next.

VALUATION DATE

Any day the NYSE is open for trading, except for any days specified in the Policy’s prospectus and any day that a Division’s corresponding investment option does not value its shares. A Valuation Date ends when the NYSE closes.

VALUATION PERIOD

The time between the close of trading on the NYSE on a Valuation Date and the close of trading on the next Valuation Date.

Custom Variable Universal Life Prospectus	39

Additional Information

More information about the Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus, is incorporated by reference into this prospectus, and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Separate Account’s SAI, or current annual report, call Advanced Markets Operations toll-free at 1-866-464-3800. Under certain circumstances you or your financial representative may be able to obtain these documents online at www.northwesternmutual.com. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F St., NE, Washington, DC 20549-0102.

Your Financial Representative will provide you with illustrations for a Custom Variable Universal Life Policy free of charge upon your request. The illustrations show how the Death Benefit, Invested Assets and Cash Surrender Value for a Policy would vary based on hypothetical investment results. Your Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact Advanced Markets Operations at 1-866-464-3800.

Investment Company Act File No. 811- 21933

40	Custom Variable Universal Life Prospectus

Appendix

Examples of the Death Benefit Guarantee Tests

The Death Benefit Guarantee prevents the Policy from terminating during the Death Benefit Guarantee Period. In order to maintain the Death Benefit Guarantee, and prevent termination of the Policy during the Death Benefit Guarantee Period, at least one of two tests must be met, either the Benchmark Premium Test or the Benchmark Cash Value Test. In general, the Benchmark Premium Test will be met if cumulative Premiums Payments, less Principal Loan Balance (outstanding loans and interest added to principal) and cumulative withdrawals, are equal to or greater than the cumulative Death Benefit Guarantee Benchmark Premium. (See the “Benchmark Premium Test” section of the prospectus for a description of the cumulative Death Benefit Guarantee Benchmark Premium.) For all Policies with the Death Benefit Guarantee, the Benchmark Premium Test will be performed on each Monthly Processing Date during the Death Benefit Guarantee Period or until the Policy Anniversary nearest the Insured’s 121st birthday, if sooner.

If the Benchmark Premium Test is not met on a Monthly Processing Date, additional Premium Payments can be made for up to 60 days after the Monthly Processing Date to meet the Benchmark Premium Test. However, once the Benchmark Premium Test has not been met for 61 consecutive days, the Owner will be unable to reinstate the Benchmark Premium Test and the Death Benefit Guarantee will terminate unless the Benchmark Cash Value Test has been met as described below.

For Policies eligible for the Benchmark Cash Value Test, the Benchmark Cash Value Test offers an alternative way to maintain the Death Benefit Guarantee without requiring the payment of additional Premiums for the lifetime of the Insured. (See “Death Benefit Guarantee Test” section of the prospectus for a description of the criteria that must be met to use the Benchmark Cash Value Test.) In general, the Benchmark Cash Value Test determines whether the Cash Surrender Value is sufficient to fund the Policy for the lifetime of the Insured, assuming a 4% net investment rate of return and mortality and optional benefit charges not in excess of guaranteed maximum rates. The Benchmark Cash Value is the minimum amount of Cash Surrender Value needed to pass the Benchmark Cash Value Test at any given point in time. (See the “Benchmark Cash Value Test” section of the prospectus for a description of the Benchmark Cash Value.)

Under the Benchmark Cash Value Test, if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value on a Monthly Processing Date while the Death Benefit Guarantee is in effect, the Death Benefit Guarantee will continue to remain in effect, regardless of investment performance of the Divisions of the Separate Account, as long as the Owner does not take a Policy loan or withdrawal, does not fail to pay accrued loan interest when due, and does not change the terms of the Policy in a manner that results in an increase in the Company’s risk (such as adding an optional benefit). Loans, withdrawals, the accrual of Policy loan interest to principal, and certain changes in the Policy are referred to as Retest Events. Policy loan interest accrues daily and, if not paid when due, is added to the Principal Loan Balance on each Policy Anniversary. If a Retest Event occurs, we will apply the Benchmark Cash Value Test at that time. The Cash Surrender Value at the time a Retest Event occurs must be greater than or equal to the Benchmark Cash Value for the Benchmark Cash Value Test to be met.

The following examples illustrate the performance of the Benchmark Premium Test and the Benchmark Cash Value Test. Each example is based on a Policy with a Specified Amount of $350,000, Death Benefit Option A, Lifetime Death Benefit Guarantee Period, and an Insured with the following characteristics: Male, Issue Age 35, Premier Non-tobacco underwriting classification. The monthly Benchmark Premium in each example is $337.33, with the annual Benchmark Premium equal to $4,047.96.

THE HYPOTHETICAL VALUES SHOWN IN EACH OF THE EXAMPLES BELOW ARE FOR EXPLANATORY PURPOSES ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF THE VALUES THAT WOULD APPLY UNDER YOUR POLICY. AMONG OTHER THINGS, BOTH THE CUMULATIVE BENCHMARK PREMIUM AND THE BENCHMARK CASH VALUE WILL VARY BASED UPON FACTORS SUCH AS THE SPECIFIED AMOUNT AND THE CHARACTERISTICS OF THE INSURED.

Custom Variable Universal Life Prospectus	41

Example One: Benchmark Premium Test

In the example below, the Benchmark Premium Test is met each Policy Month because the monthly Premium Payment always equals the monthly Benchmark Premium and no loans or withdrawals are made under the Policy. Therefore, for each Policy Month illustrated below, cumulative Premium Payments always equal the cumulative Benchmark Premiums, and there are no loans or withdrawals. Thus, the Benchmark Premium Test is always met. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.

Policy Year	Policy Month	Monthly Premium Payment	Cumulative Premiums Paid	Cumulative Benchmark Premiums	Benchmark Premium Test*
1	1	337	337	337	Met
1	2	337	675	675	Met
1	3	337	1,012	1,012	Met
1	4	337	1,349	1,349	Met
1	5	337	1,687	1,687	Met
1	6	337	2,024	2,024	Met
1	7	337	2,361	2,361	Met
1	8	337	2,699	2,699	Met
1	9	337	3,036	3,036	Met
1	10	337	3,373	3,373	Met
1	11	337	3,711	3,711	Met
1	12	337	4,048	4,048	Met
2	13	337	4,385	4,385	Met
2	14	337	4,723	4,723	Met
2	15	337	5,060	5,060	Met
2	16	337	5,397	5,397	Met
2	17	337	5,735	5,735	Met
2	18	337	6,072	6,072	Met
2	19	337	6,409	6,409	Met
2	20	337	6,747	6,747	Met
2	21	337	7,084	7,084	Met
2	22	337	7,421	7,421	Met
2	23	337	7,759	7,759	Met
2	24	337	8,096	8,096	Met
3	25	337	8,433	8,433	Met
3	26	337	8,771	8,771	Met
3	27	337	9,108	9,108	Met
3	28	337	9,445	9,445	Met
3	29	337	9,783	9,783	Met
3	30	337	10,120	10,120	Met
3	31	337	10,457	10,457	Met
3	32	337	10,795	10,795	Met
3	33	337	11,132	11,132	Met
3	34	337	11,469	11,469	Met
3	35	337	11,807	11,807	Met
3	36	337	12,144	12,144	Met

*	Assumes that premiums are paid on the first day of each Policy Month (the Monthly Processing Date). Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and maintaining the Death Benefit Guarantee.

42	Custom Variable Universal Life Prospectus

Example Two: Benchmark Premium Test

In the example below, only one Premium Payment is made during the first 24 Policy Months. The Premium Payment, made on the first Monthly Processing Date, is greater than the cumulative Benchmark Premiums for the first 17 Policy Months. There are no loans or withdrawals. Accordingly, the Benchmark Premium Test is met for the first 17 Policy Months, but is not met in any future Policy Month. Even though the Owner makes a second Premium Payment in the 25th Policy Month that results in cumulative Premium Payments exceeding cumulative Benchmark Premiums in future Policy Months, the Benchmark Premium Test is not met at that time or thereafter because the Benchmark Premium Test became unavailable 61 days after the Monthly Processing Date at the beginning of the 18th Policy Month. As noted above, the Benchmark Premium Test is not available after it has not been met for 61 consecutive days, and it cannot be reinstated. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.

Policy Year	Policy Month	Monthly Premium Payment	Cumulative Premiums Paid	Cumulative Benchmark Premiums	Benchmark Premium Test*
1	1	6,000	6,000	337	Met
1	2	0	6,000	675	Met
1	3	0	6,000	1,012	Met
1	4	0	6,000	1,349	Met
1	5	0	6,000	1,687	Met
1	6	0	6,000	2,024	Met
1	7	0	6,000	2,361	Met
1	8	0	6,000	2,699	Met
1	9	0	6,000	3,036	Met
1	10	0	6,000	3,373	Met
1	11	0	6,000	3,711	Met
1	12	0	6,000	4,048	Met
2	13	0	6,000	4,385	Met
2	14	0	6,000	4,723	Met
2	15	0	6,000	5,060	Met
2	16	0	6,000	5,397	Met
2	17	0	6,000	5,735	Met
2	18	0	6,000	6,072	Not Met
2	19	0	6,000	6,409	Not Met
2	20	0	6,000	6,747	Not Met
2	21	0	6,000	7,084	Not Met
2	22	0	6,000	7,421	Not Met
2	23	0	6,000	7,759	Not Met
2	24	0	6,000	8,096	Not Met
3	25	6,000	12,000	8,433	Not Met
3	26	0	12,000	8,771	Not Met
3	27	0	12,000	9,108	Not Met
3	28	0	12,000	9,445	Not Met
3	29	0	12,000	9,783	Not Met
3	30	0	12,000	10,120	Not Met
3	31	0	12,000	10,457	Not Met
3	32	0	12,000	10,795	Not Met
3	33	0	12,000	11,132	Not Met
3	34	0	12,000	11,469	Not Met
3	35	0	12,000	11,807	Not Met
3	36	0	12,000	12,144	Not Met

*	Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and maintaining the Death Benefit Guarantee.

Custom Variable Universal Life Prospectus	43

Example Three: Benchmark Cash Value Test

In the example below, the Benchmark Cash Value Test is met in the 8th Policy Year when the Cash Surrender Value first exceeds the Benchmark Cash Value. The Death Benefit Guarantee is maintained in prior Policy Years because the Benchmark Premium Test is met in each month of those Policy Years. Once the Benchmark Cash Value Test is met, it continues to be met, without any additional Premium Payments and regardless of changes in the Cash Surrender Value resulting from the investment performance of the Divisions of the Separate Account, as long as a Retest Event does not occur. As shown below, the Benchmark Cash Value Test is met in the 8th Policy Year and all following Policy Years, and the Death Benefit Guarantee remains in place even though the Benchmark Premium Test ceases to be met in the 20th Policy Year and thereafter. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.

End of Policy Year	Annual Premium Payment*	Benchmark Premium Test**	Cash Surrender Value**#	Benchmark Cash Value	Benchmark Cash Value Test**
1	11,411	Met	8,554	73,269	Not Met
2	11,411	Met	19,844	75,877	Not Met
3	11,411	Met	31,898	78,582	Not Met
4	11,411	Met	44,762	81,372	Not Met
5	11,411	Met	58,493	84,256	Not Met
6	11,411	Met	73,551	87,234	Not Met
7	11,411	Met	89,603	90,307	Not Met
8	0	Met	95,226	93,468	Met
9	0	Met	101,198	96,719	Met
10	0	Met	107,532	100,055	Met
11	0	Met	114,728	103,474	Met
12	0	Met	122,404	106,981	Met
13	0	Met	130,590	110,583	Met
14	0	Met	139,321	114,300	Met
15	0	Met	148,628	118,139	Met
16	0	Met	158,549	122,094	Met
17	0	Met	169,116	126,158	Met
18	0	Met	180,366	130,316	Met
19	0	Met	192,346	134,572	Met
20	0	Not Met	205,119	138,908	Met
21	0	Not Met	218,858	143,308	Met
22	0	Not Met	233,507	147,774	Met
23	0	Not Met	249,132	152,310	Met
24	0	Not Met	265,781	156,937	Met
25	0	Not Met	283,516	161,658	Met
26	0	Not Met	302,403	166,450	Met
27	0	Not Met	322,511	171,297	Met
28	0	Not Met	343,909	176,173	Met
29	0	Not Met	366,668	181,062	Met
30	0	Not Met	390,855	185,966	Met

*	Assumes premiums paid at beginning of Policy Year.
**	Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and the Benchmark Cash Value Test and maintaining the Death Benefit Guarantee. Policy loans and withdrawals also constitute Retest Events under the Benchmark Cash Value Test. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event.
#	Assumes a hypothetical net annual investment rate of return of 7% in all Policy Years. The actual investment rate of return will impact the Cash Surrender Value, but not the Benchmark Cash Value. All else being equal, a lower investment rate of return will result in the Benchmark Cash Value Test being met at a later duration, if at all.

44	Custom Variable Universal Life Prospectus

Example Four: Benchmark Cash Value Test

This example is similar to Example Three, except that here the hypothetical net annual investment rate of return is 0% in Policy Years 11-30. The Benchmark Cash Value Test is met in Policy Year 8. Notwithstanding poor investment performance in Policy Years 11-30, and even though the Cash Surrender Value falls below the Benchmark Cash Value in Policy Year 12, the Benchmark Cash Value Test continues to be met in all Policy Years. This example also assumes that no Retest Event (for example, a Policy Loan or withdrawal) occurs during or after Policy Year 8. If a Retest Event had occurred during or after Policy Year 8, the Cash Surrender Value and Benchmark Cash Value would have been re-determined, and the Benchmark Cash Value Test may or may not have been met at that time. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.

End of Policy Year	Annual Premium Payment*	Benchmark Premium Test**	Cash Surrender Value**#	Benchmark Cash Value	Benchmark Cash Value Test**
1	11,411	Met	8,554	73,269	Not Met
2	11,411	Met	19,844	75,877	Not Met
3	11,411	Met	31,898	78,582	Not Met
4	11,411	Met	44,762	81,372	Not Met
5	11,411	Met	58,493	84,256	Not Met
6	11,411	Met	73,551	87,234	Not Met
7	11,411	Met	89,603	90,307	Not Met
8	0	Met	95,226	93,468	Met
9	0	Met	101,198	96,719	Met
10	0	Met	107,532	100,055	Met
11	0	Met	107,219	103,474	Met
12	0	Met	106,899	106,981	Met
13	0	Met	106,565	110,583	Met
14	0	Met	106,215	114,300	Met
15	0	Met	105,843	118,139	Met
16	0	Met	105,447	122,094	Met
17	0	Met	105,020	126,158	Met
18	0	Met	104,556	130,316	Met
19	0	Met	104,056	134,572	Met
20	0	Not Met	103,529	138,908	Met
21	0	Not Met	103,033	143,308	Met
22	0	Not Met	102,504	147,774	Met
23	0	Not Met	101,941	152,310	Met
24	0	Not Met	101,330	156,937	Met
25	0	Not Met	100,665	161,658	Met
26	0	Not Met	99,940	166,450	Met
27	0	Not Met	99,143	171,297	Met
28	0	Not Met	98,266	176,173	Met
29	0	Not Met	97,294	181,062	Met
30	0	Not Met	96,207	185,966	Met

*	Assumes premiums paid at beginning of Policy Year.
**	Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and the Benchmark Cash Value Test and maintaining the Death Benefit Guarantee. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event.
#	Assumes a hypothetical net annual investment rate of return of 7% in Policy Years 1-10 and 0% in Policy Years 11-30.

Custom Variable Universal Life Prospectus	45

Example Five: Benchmark Cash Value Test

Example Five is similar to Example Three; however, unlike Example Three, Example Five illustrates the effect of a Retest Event. The Benchmark Cash Value Test is met in Policy Year 8. As shown below, in Policy Year 11, the Owner makes a withdrawal—a Retest Event—of $40,000 under the Policy. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event. Since the Benchmark Cash Value at the time of the withdrawal exceeds the Cash Surrender Value, the Benchmark Cash Value Test is not met. The Benchmark Premium Test is also not met at the time of the withdrawal in Policy Year 11. Because neither the Benchmark Premium Test nor the Benchmark Cash Value Test has been met, the Death Benefit Guarantee terminates. Once the Death Benefit Guarantee terminates, it cannot be reinstated, even though the Cash Surrender Value later exceeds the Benchmark Cash Value in Policy Year 23. This example is for explanatory purposes only and is not meant to reflect the actual or hypothetical experience of your Policy.

End of Policy Year	Annual Premium Payment*	Benchmark Premium Test**	Cash Surrender Value**#	Benchmark Cash Value	Benchmark Cash Value Test**
1	11,411	Met	8,554	73,269	Not Met
2	11,411	Met	19,844	75,877	Not Met
3	11,411	Met	31,898	78,582	Not Met
4	11,411	Met	44,762	81,372	Not Met
5	11,411	Met	58,493	84,256	Not Met
6	11,411	Met	73,551	87,234	Not Met
7	11,411	Met	89,603	90,307	Not Met
8	0	Met	95,226	93,468	Met
9	0	Met	101,198	96,719	Met
10	0	Met	107,532	100,055	Met
11	0	Not Met	71,993	103,474	Not Met
12	0	Not Met	76,753	106,981	Not Met
13	0	Not Met	81,828	110,583	Not Met
14	0	Not Met	87,242	114,300	Not Met
15	0	Not Met	93,014	118,139	Not Met
16	0	Not Met	99,167	122,094	Not Met
17	0	Not Met	105,724	126,158	Not Met
18	0	Not Met	112,710	130,316	Not Met
19	0	Not Met	120,156	134,572	Not Met
20	0	Not Met	128,108	138,908	Not Met
21	0	Not Met	136,676	143,308	Not Met
22	0	Not Met	145,825	147,774	Not Met
23	0	Not Met	155,584	152,310	Not Met
24	0	Not Met	165,983	156,937	Not Met
25	0	Not Met	177,060	161,658	Not Met
26	0	Not Met	188,857	166,450	Not Met
27	0	Not Met	201,416	171,297	Not Met
28	0	Not Met	214,781	176,173	Not Met
29	0	Not Met	228,996	181,062	Not Met
30	0	Not Met	244,103	185,966	Not Met

*	Assumes premiums paid at beginning of Policy Year.
**	Assumes a hypothetical net annual investment rate of return of 7% in all Policy Years.
#	Assumes a withdrawal of $40,000 in Policy Year 11. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and the Benchmark Cash Value Test and maintaining the Death Benefit Guarantee. If a Retest Event occurs, then the Benchmark Cash Value Test will be met if the Cash Surrender Value is greater than or equal to the Benchmark Cash Value as of the effective date of the Retest Event.

46	Custom Variable Universal Life Prospectus

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(Account)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Depositor)

720 EAST WISCONSIN AVENUE

MILWAUKEE, WI 53202

1-866-464-3800

STATEMENT OF ADDITIONAL INFORMATION

Custom Variable Universal Life

This Statement of Additional Information (“SAI”) contains additional information regarding the Custom Variable Universal Life insurance policy (the “Policy”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated the same date as this SAI. You may obtain a copy of the prospectus by writing or calling Northwestern Mutual at the address or phone number shown above, or by visiting the Northwestern Mutual website at www.northwesternmutual.com. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2018.

DISTRIBUTION OF THE POLICY

Northwestern Mutual Investment Services, LLC (“NMIS”), our wholly company, is the principal underwriter and distributor of the Policy. NMIS is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Policy is offered on a continuous basis exclusively through our Financial Representatives, who are also registered representatives of NMIS. We do not anticipate discontinuing the offering of the Policy but we reserve the right to do so at any time.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during the last fiscal year representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2017	$19,621,125
2016	$13,520,415
2015	$13,642,364

NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The consolidated financial statements of Northwestern Mutual as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017, and the financial statements of Northwestern Mutual Variable Life Account II as of December 31, 2017 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2017

Northwestern Mutual Variable Life Account II

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Northwestern Mutual Life Insurance Company and Contract Owners of Northwestern Mutual Variable Life Account II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Growth Stock Division, Focused Appreciation Division, Large Cap Core Stock Division, Large Cap Blend Division, Index 500 Stock Division, Large Company Value Division, Domestic Equity Division, Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, Small Cap Value Division, International Growth Division, Research International Core Division, International Equity Division, Emerging Markets Equity Division, Government Money Market Division, Short-Term Bond Division, Select Bond Division, Long-Term U.S. Government Bond Division, Inflation Protection Division, High Yield Bond Division, Multi-Sector Bond Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, U.S. Strategic Equity Division, U.S. Small Cap Equity Division, International Developed Markets Division, Strategic Bond Division, Global Real Estate Securities Division, LifePoints Moderate Strategy Division, LifePoints Balanced Strategy Division, LifePoints Growth Strategy Division, LifePoints Equity Growth Strategy Division and Credit Suisse Trust Commodity Return Strategy Division (constituting the Northwestern Mutual Variable Life Account II, hereafter collectively referred to as the “Divisions”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, and the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Divisions in the Northwestern Mutual Variable Life Account II as of December 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the Divisions in the Northwestern Mutual Variable Life Account II based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the Divisions in the Northwestern Mutual Variable Life Account II in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the underlying registered investment companies. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 26, 2018

We have served as the auditor of one or more of the Divisions in Northwestern Mutual Variable Life Account II since 2007.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$8,923	$14,968	$6,275	$2,235	$60,191
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	3	-	-	3

Total Assets	8,923	14,971	6,275	2,235	60,194

Liabilities:
Due to Northwestern Mutual Life Insurance Company	7	-	1	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	7	-	1	-	-

Total Net Assets	$8,916	$14,971	$6,274	$2,235	$60,194

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$4,041	$12,933	$3,135	$2,049	$44,901
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	4,690	1,086	2,635	8	10,416
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	185	952	504	178	4,877

Total Net Assets	$8,916	$14,971	$6,274	$2,235	$60,194

(1) Investments, at cost	$8,144	$13,230	$5,287	$2,021	$49,976
Mutual Fund Shares Held	2,941	5,521	3,206	1,855	12,216
(2) Accumulation Unit Value	$73.551913	$53.438372	$53.073917	$17.855817	$142.286114
Units Outstanding	55	242	59	115	316
(3) Accumulation Unit Value	$73.551913	$53.438372	$53.073917	$17.855817	$142.286114
Units Outstanding	64	20	50	-	73
(4) Accumulation Unit Value	$73.551913	$53.438372	$53.073917	$17.855817	$142.286114
Units Outstanding	3	18	10	10	34

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$1,092	$12,461	$11,036	$5,157	$17,676
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	3	1	-	1	19

Total Assets	1,095	12,462	11,036	5,158	17,695

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$1,095	$12,462	$11,036	$5,158	$17,695

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$715	$8,891	$9,412	$2,929	$14,525
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	350	2,863	971	2,045	2,439
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	30	708	653	184	731

Total Net Assets	$1,095	$12,462	$11,036	$5,158	$17,695

(1) Investments, at cost	$1,057	$10,437	$9,872	$4,671	$15,786
Mutual Fund Shares Held	1,029	7,430	5,918	1,492	8,381
(2) Accumulation Unit Value	$17.086312	$29.996128	$35.257091	$125.441587	$59.411237
Units Outstanding	42	296	267	23	244
(3) Accumulation Unit Value	$17.086312	$29.996128	$35.257091	$125.441587	$59.411237
Units Outstanding	20	95	28	16	41
(4) Accumulation Unit Value	$17.086312	$29.996128	$35.257091	$125.441587	$59.411237
Units Outstanding	2	24	19	1	12

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$8,415	$8,044	$8,003	$7,864	$14,606
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	14	2	9	14	2

Total Assets	8,429	8,046	8,012	7,878	14,608

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$8,429	$8,046	$8,012	$7,878	$14,608

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$5,751	$5,324	$5,445	$6,897	$13,306
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	1,949	2,274	2,351	617	471
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	729	448	216	364	831

Total Net Assets	$8,429	$8,046	$8,012	$7,878	$14,608

(1) Investments, at cost	$7,767	$6,604	$6,868	$7,031	$12,324
Mutual Fund Shares Held	4,591	2,797	5,519	3,103	9,168
(2) Accumulation Unit Value	$43.762109	$65.129570	$24.532713	$47.690780	$24.188049
Units Outstanding	131	82	222	144	550
(3) Accumulation Unit Value	$43.762109	$65.129570	$24.532713	$47.690780	$24.188049
Units Outstanding	45	35	96	13	19
(4) Accumulation Unit Value	$43.762109	$65.129570	$24.532713	$47.690780	$24.188049
Units Outstanding	17	7	9	8	34

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$10,233	$31,031	$15,898	$13,176	$1,419
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	4	-	-	-

Total Assets	10,233	31,035	15,898	13,176	1,419

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	47	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	47	-

Total Net Assets	$10,233	$31,035	$15,898	$13,129	$1,419

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$8,800	$24,883	$14,873	$7,876	$1,355
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	995	4,860	181	3,970	57
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	438	1,292	844	1,283	7

Total Net Assets	$10,233	$31,035	$15,898	$13,129	$1,419

(1) Investments, at cost	$8,953	$28,455	$13,481	$13,176	$1,423
Mutual Fund Shares Held	9,858	16,204	14,387	13,176	1,373
(2) Accumulation Unit Value	$12.802534	$6.094491	$12.370178	$41.875417	$12.646732
Units Outstanding	687	4,083	1,202	188	107
(3) Accumulation Unit Value	$12.802534	$6.094491	$12.370178	$41.875417	$12.646732
Units Outstanding	78	797	15	95	4
(4) Accumulation Unit Value	$12.802534	$6.094491	$12.370178	$41.875417	$12.646732
Units Outstanding	34	212	68	31	1

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$21,252	$264	$2,931	$11,181	$10,156
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	40	2	-	11	20

Total Assets	21,292	266	2,931	11,192	10,176

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$21,292	$266	$2,931	$11,192	$10,176

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$15,116	$223	$2,323	$8,931	$9,526
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	5,682	39	514	2,102	401
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	494	4	94	159	249

Total Net Assets	$21,292	$266	$2,931	$11,192	$10,176

(1) Investments, at cost	$21,456	$262	$2,884	$11,038	$9,940
Mutual Fund Shares Held	16,907	245	2,631	14,988	9,283
(2) Accumulation Unit Value	$226.897252	$20.685508	$14.738894	$53.128855	$18.780164
Units Outstanding	66	11	158	168	507
(3) Accumulation Unit Value	$226.897252	$20.685508	$14.738894	$53.128855	$18.780164
Units Outstanding	25	2	35	40	21
(4) Accumulation Unit Value	$226.897252	$20.685508	$14.738894	$53.128855	$18.780164
Units Outstanding	2	-	6	3	13

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$5,889	$778	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	13,682	8,779	-
Neuberger Berman Advisers Management Trust	-	-	-	-	5,683
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	2	9	8

Total Assets	5,889	778	13,684	8,788	5,691

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$5,889	$778	$13,684	$8,788	$5,691

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$1,960	$425	$9,849	$7,622	$5,161
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	3,384	252	3,014	163	131
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	545	101	821	1,003	399

Total Net Assets	$5,889	$778	$13,684	$8,788	$5,691

(1) Investments, at cost	$5,721	$738	$12,002	$7,878	$5,108
Mutual Fund Shares Held	3,993	645	362	237	222
(2) Accumulation Unit Value	$216.761163	$25.259678	$56.847028	$22.036922	$21.076980
Units Outstanding	9	17	173	345	244
(3) Accumulation Unit Value	$216.761163	$25.259678	$56.847028	$22.036922	$21.076980
Units Outstanding	16	10	53	7	6
(4) Accumulation Unit Value	$216.761163	$25.259678	$56.847028	$22.036922	$21.076980
Units Outstanding	3	4	14	46	19

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division	Global Real Estate Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	3,871	2,490	6,229	5,133	14,015
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	5	-	7	10	24

Total Assets	3,876	2,490	6,236	5,143	14,039

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$3,876	$2,490	$6,236	$5,143	$14,039

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$3,367	$1,701	$4,914	$4,445	$12,304
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	477	556	1,266	375	1,109
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	32	233	56	323	626

Total Net Assets	$3,876	$2,490	$6,236	$5,143	$14,039

(1) Investments, at cost	$3,653	$2,315	$5,549	$5,187	$14,136
Mutual Fund Shares Held	209	152	475	495	946
(2) Accumulation Unit Value	$24.418364	$34.518205	$22.466466	$24.895915	$51.568102
Units Outstanding	138	49	218	178	238
(3) Accumulation Unit Value	$24.418364	$34.518205	$22.466466	$24.895915	$51.568102
Units Outstanding	20	16	56	15	22
(4) Accumulation Unit Value	$24.418364	$34.518205	$22.466466	$24.895915	$51.568102
Units Outstanding	1	7	3	13	12

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Assets and Liabilities

December 31, 2017

(in thousands, except accumulation unit values)

	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division

Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	157	986	2,284	571	-
Credit Suisse Trust	-	-	-	-	6,972
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	20

Total Assets	157	986	2,284	571	6,992

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$157	$986	$2,284	$571	$6,992

Net Assets:
Custom Variable Universal Life Policies Issued On or After January 31, 2007 (2)
Policyowners’ Equity	$50	$976	$1,856	$571	$6,607
Executive Variable Universal Life Policies Issued On or After January 31, 2007 (3)
Policyowners’ Equity	107	10	218	-	115
Survivorship Variable Universal Life Policies Issued On or After January 31, 2007 (4)
Policyowners’ Equity	-	-	210	-	270

Total Net Assets	$157	$986	$2,284	$571	$6,992

(1) Investments, at cost	$156	$969	$2,153	$528	$7,720
Mutual Fund Shares Held	15	97	218	57	1,730
(2) Accumulation Unit Value	$16.557145	$16.545882	$16.029490	$15.218716	$5.017461
Units Outstanding	3	59	116	38	1,314
(3) Accumulation Unit Value	$16.557145	$16.545882	$16.029490	$15.218716	$5.017461
Units Outstanding	6	1	14	-	23
(4) Accumulation Unit Value	$16.557145	$16.545882	$16.029490	$15.218716	$5.017461
Units Outstanding	-	-	13	-	54

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Operations

For the Year Ended December 31, 2017

(in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Income:
Dividend income	$68	$96	$96	$18	$874

Net investment income (loss)	68	96	96	18	874

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(37)	74	137	51	1,492
Realized gain distribution	359	243	-	100	514

Realized gains (losses)	322	317	137	151	2,006

Change in unrealized appreciation/(depreciation) of investments during the period	1,265	3,296	905	179	6,772

Net increase (decrease) in net assets resulting from operations	$1,655	$3,709	$1,138	$348	$9,652

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Income:
Dividend income	$20	$167	$219	$11	$167

Net investment income (loss)	20	167	219	11	167

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(6)	171	207	(50)	460
Realized gain distribution	40	249	467	-	890

Realized gains (losses)	34	420	674	(50)	1,350

Change in unrealized appreciation/(depreciation) of investments during the period	43	784	611	850	796

Net increase (decrease) in net assets resulting from operations	$97	$1,371	$1,504	$811	$2,313

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Operations

For the Year Ended December 31, 2017

(in thousands)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Income:
Dividend income	$106	$7	$131	$54	$157

Net investment income (loss)	106	7	131	54	157

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	96	91	96	152	174
Realized gain distribution	255	75	242	365	-

Realized gains (losses)	351	166	338	517	174

Change in unrealized appreciation/(depreciation) of investments during the period	364	1,139	413	222	2,605

Net increase (decrease) in net assets resulting from operations	$821	$1,312	$882	$793	$2,936

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Government Money Market Division	Short-Term Bond Division

Income:
Dividend income	$143	$619	$116	$83	$16

Net investment income (loss)	143	619	116	83	16

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	146	28	6	-	-
Realized gain distribution	-	-	-	-	-

Realized gains (losses)	146	28	6	-	-

Change in unrealized appreciation/(depreciation) of investments during the period	1,739	4,187	2,723	-	(3)

Net increase (decrease) in net assets resulting from operations	$2,028	$4,834	$2,845	$83	$13

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Operations

For the Year Ended December 31, 2017

(in thousands)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Income:
Dividend income	$402	$5	$18	$574	$344

Net investment income (loss)	402	5	18	574	344

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(34)	(18)	-	31	14
Realized gain distribution	260	9	7	-	-

Realized gains (losses)	226	(9)	7	31	14

Change in unrealized appreciation/(depreciation) of investments during the period	(9)	25	61	67	290

Net increase (decrease) in net assets resulting from operations	$619	$21	$86	$672	$648

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Income:
Dividend income	$118	$14	$63	$59	$26

Net investment income (loss)	118	14	63	59	26

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(44)	1	183	76	67
Realized gain distribution	198	30	570	353	188

Realized gains (losses)	154	31	753	429	255

Change in unrealized appreciation/(depreciation) of investments during the period	336	48	1,583	802	477

Net increase (decrease) in net assets resulting from operations	$608	$93	$2,399	$1,290	$758

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Operations

For the Year Ended December 31, 2017

(in thousands)

	U.S. Strategic Equity Division	U.S. Small Cap Equity Division	International Developed Markets Division	Strategic Bond Division	Global Real Estate Division

Income:
Dividend income	$34	$4	$146	$64	$465

Net investment income (loss)	34	4	146	64	465

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	97	95	59	(38)	9
Realized gain distribution	348	161	206	-	256

Realized gains (losses)	445	256	265	(38)	265

Change in unrealized appreciation/(depreciation) of investments during the period	157	56	743	153	598

Net increase (decrease) in net assets resulting from operations	$636	$316	$1,154	$179	$1,328

	LifePoints Moderate Strategy Division	LifePoints Balanced Strategy Division	LifePoints Growth Strategy Division	LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division

Income:
Dividend income	$4	$21	$64	$17	$517

Net investment income (loss)	4	21	64	17	517

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	8	(2)	14	1	(188)
Realized gain distribution	2	42	38	9	-

Realized gains (losses)	10	40	52	10	(188)

Change in unrealized appreciation/(depreciation) of investments during the period	4	36	158	50	(184)

Net increase (decrease) in net assets resulting from operations	$18	$97	$274	$77	$145

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$68	$55	$96	$26
Net realized gains (losses)	322	678	317	3,396
Net change in unrealized appreciation/(depreciation)	1,265	(566)	3,296	(2,810)

Net increase (decrease) in net assets resulting from operations	1,655	167	3,709	612

Policy Transactions:
Policyowners’ net payments	624	633	2,024	2,096
Policy loans, surrenders and death benefits	(225)	(151)	(494)	(379)
Mortality and other (net)	(247)	(238)	(568)	(535)
Transfers from other divisions or sponsor	41,365	30,874	24,354	19,853
Transfers to other divisions or sponsor	(40,754)	(30,654)	(25,566)	(20,001)

Net increase (decrease) in net assets resulting from contract transactions	763	464	(250)	1,034

Net increase (decrease) in net assets	2,418	631	3,459	1,646

Net Assets:
Beginning of period	6,498	5,867	11,512	9,866

End of period	$8,916	$6,498	$14,971	$11,512

Units issued during the period	698	557	596	620
Units redeemed during the period	(686)	(549)	(604)	(592)

Net units issued (redeemed) during period	12	8	(8)	28

	Large Cap Core Stock Division		Large Cap Blend Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$96	$71	$18	$17
Net realized gains (losses)	137	197	151	153
Net change in unrealized appreciation/(depreciation)	905	(29)	179	42

Net increase (decrease) in net assets resulting from operations	1,138	239	348	212

Policy Transactions:
Policyowners’ net payments	585	502	265	218
Policy loans, surrenders and death benefits	(92)	(147)	(108)	87
Mortality and other (net)	(177)	(175)	(62)	(60)
Transfers from other divisions or sponsor	13,528	13,549	2,101	1,530
Transfers to other divisions or sponsor	(12,159)	(13,863)	(2,049)	(1,616)

Net increase (decrease) in net assets resulting from contract transactions	1,685	(134)	147	159

Net increase (decrease) in net assets	2,823	105	495	371

Net Assets:
Beginning of period	3,451	3,346	1,740	1,369

End of period	$6,274	$3,451	$2,235	$1,740

Units issued during the period	297	351	169	138
Units redeemed during the period	(259)	(355)	(160)	(126)

Net units issued (redeemed) during period	38	(4)	9	12

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		Large Company Value Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$874	$618	$20	$13
Net realized gains (losses)	2,006	2,484	34	56
Net change in unrealized appreciation/(depreciation)	6,772	868	43	30

Net increase (decrease) in net assets resulting from operations	9,652	3,970	97	99

Policy Transactions:
Policyowners’ net payments	8,450	5,810	185	150
Policy loans, surrenders and death benefits	(1,332)	(586)	(31)	(2)
Mortality and other (net)	(1,900)	(1,332)	(45)	(30)
Transfers from other divisions or sponsor	132,031	85,962	1,987	1,817
Transfers to other divisions or sponsor	(126,137)	(84,808)	(1,867)	(1,608)

Net increase (decrease) in net assets resulting from contract transactions	11,112	5,046	229	327

Net increase (decrease) in net assets	20,764	9,016	326	426

Net Assets:
Beginning of period	39,430	30,414	769	343

End of period	$60,194	$39,430	$1,095	$769

Units issued during the period	1,181	904	139	184
Units redeemed during the period	(1,095)	(858)	(125)	(160)

Net units issued (redeemed) during period	86	46	14	24

	Domestic Equity Division		Equity Income Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$167	$132	$219	$170
Net realized gains (losses)	420	525	674	536
Net change in unrealized appreciation/(depreciation)	784	295	611	841

Net increase (decrease) in net assets resulting from operations	1,371	952	1,504	1,547

Policy Transactions:
Policyowners’ net payments	1,691	1,128	1,474	1,591
Policy loans, surrenders and death benefits	(337)	(308)	(198)	(276)
Mortality and other (net)	(459)	(368)	(416)	(411)
Transfers from other divisions or sponsor	31,492	17,989	28,726	23,935
Transfers to other divisions or sponsor	(29,230)	(16,592)	(29,524)	(25,215)

Net increase (decrease) in net assets resulting from contract transactions	3,157	1,849	62	(376)

Net increase (decrease) in net assets	4,528	2,801	1,566	1,171

Net Assets:
Beginning of period	7,934	5,133	9,470	8,299

End of period	$12,462	$7,934	$11,036	$9,470

Units issued during the period	1,392	812	971	987
Units redeemed during the period	(1,278)	(733)	(969)	(1,001)

Net units issued (redeemed) during period	114	79	2	(14)

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$11	$8	$167	$125
Net realized gains (losses)	(50)	161	1,350	1,052
Net change in unrealized appreciation/(depreciation)	850	(147)	796	939

Net increase (decrease) in net assets resulting from operations	811	22	2,313	2,116

Policy Transactions:
Policyowners’ net payments	483	436	2,504	1,622
Policy loans, surrenders and death benefits	(229)	(91)	(492)	(104)
Mortality and other (net)	(162)	(150)	(584)	(446)
Transfers from other divisions or sponsor	20,275	13,377	51,585	36,523
Transfers to other divisions or sponsor	(19,850)	(12,533)	(50,938)	(35,789)

Net increase (decrease) in net assets resulting from contract transactions	517	1,039	2,075	1,806

Net increase (decrease) in net assets	1,328	1,061	4,388	3,922

Net Assets:
Beginning of period	3,830	2,769	13,307	9,385

End of period	$5,158	$3,830	$17,695	$13,307

Units issued during the period	185	153	1,031	860
Units redeemed during the period	(182)	(142)	(994)	(821)

Net units issued (redeemed) during period	3	11	37	39

	Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$106	$105	$7	$11
Net realized gains (losses)	351	709	166	571
Net change in unrealized appreciation/(depreciation)	364	365	1,139	37

Net increase (decrease) in net assets resulting from operations	821	1,179	1,312	619

Policy Transactions:
Policyowners’ net payments	1,287	1,031	992	719
Policy loans, surrenders and death benefits	(221)	(160)	(235)	(252)
Mortality and other (net)	(348)	(267)	(283)	(208)
Transfers from other divisions or sponsor	23,122	17,697	22,459	17,679
Transfers to other divisions or sponsor	(22,572)	(17,674)	(21,619)	(17,208)

Net increase (decrease) in net assets resulting from contract transactions	1,268	627	1,314	730

Net increase (decrease) in net assets	2,089	1,806	2,626	1,349

Net Assets:
Beginning of period	6,340	4,534	5,420	4,071

End of period	$8,429	$6,340	$8,046	$5,420

Units issued during the period	683	608	413	401
Units redeemed during the period	(652)	(589)	(390)	(385)

Net units issued (redeemed) during period	31	19	23	16

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$131	$29	$54	$53
Net realized gains (losses)	338	279	517	1,034
Net change in unrealized appreciation/(depreciation)	413	893	222	675

Net increase (decrease) in net assets resulting from operations	882	1,201	793	1,762

Policy Transactions:
Policyowners’ net payments	988	654	1,067	1,032
Policy loans, surrenders and death benefits	(183)	(35)	(230)	(211)
Mortality and other (net)	(252)	(191)	(278)	(272)
Transfers from other divisions or sponsor	24,919	13,048	12,079	13,305
Transfers to other divisions or sponsor	(24,472)	(11,354)	(12,237)	(15,479)

Net increase (decrease) in net assets resulting from contract transactions	1,000	2,122	401	(1,625)

Net increase (decrease) in net assets	1,882	3,323	1,194	137

Net Assets:
Beginning of period	6,130	2,807	6,684	6,547

End of period	$8,012	$6,130	$7,878	$6,684

Units issued during the period	1,346	767	315	436
Units redeemed during the period	(1,300)	(650)	(307)	(481)

Net units issued (redeemed) during period	46	117	8	(45)

	International Growth Division		Research International Core Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$157	$94	$143	$107
Net realized gains (losses)	174	23	146	23
Net change in unrealized appreciation/(depreciation)	2,605	(381)	1,739	(117)

Net increase (decrease) in net assets resulting from operations	2,936	(264)	2,028	13

Policy Transactions:
Policyowners’ net payments	2,238	1,805	1,970	1,444
Policy loans, surrenders and death benefits	(559)	(321)	(440)	(103)
Mortality and other (net)	(592)	(466)	(491)	(363)
Transfers from other divisions or sponsor	30,655	17,177	30,378	16,344
Transfers to other divisions or sponsor	(28,980)	(15,828)	(29,760)	(15,046)

Net increase (decrease) in net assets resulting from contract transactions	2,762	2,367	1,657	2,276

Net increase (decrease) in net assets	5,698	2,103	3,685	2,289

Net Assets:
Beginning of period	8,910	6,807	6,548	4,259

End of period	$14,608	$8,910	$10,233	$6,548

Units issued during the period	1,709	1,056	3,227	1,883
Units redeemed during the period	(1,585)	(930)	(3,084)	(1,649)

Net units issued (redeemed) during period	124	126	143	234

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	International Equity Division		Emerging Markets Equity Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$619	$396	$116	$55
Net realized gains (losses)	28	(230)	6	(167)
Net change in unrealized appreciation/(depreciation)	4,187	507	2,723	809

Net increase (decrease) in net assets resulting from operations	4,834	673	2,845	697

Policy Transactions:
Policyowners’ net payments	3,881	3,271	2,706	2,106
Policy loans, surrenders and death benefits	(704)	(801)	(323)	(104)
Mortality and other (net)	(1,002)	(883)	(616)	(464)
Transfers from other divisions or sponsor	64,309	52,587	22,716	16,755
Transfers to other divisions or sponsor	(59,803)	(52,262)	(20,303)	(16,461)

Net increase (decrease) in net assets resulting from contract transactions	6,681	1,912	4,180	1,832

Net increase (decrease) in net assets	11,515	2,585	7,025	2,529

Net Assets:
Beginning of period	19,520	16,935	8,873	6,344

End of period	$31,035	$19,520	$15,898	$8,873

Units issued during the period	12,891	12,507	2,419	2,212
Units redeemed during the period	(11,716)	(12,087)	(2,051)	(2,012)

Net units issued (redeemed) during period	1,175	420	368	200

	Government Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$83	$14	$16	$9
Net realized gains (losses)	-	1	-	2
Net change in unrealized appreciation/(depreciation)	-	-	(3)	2

Net increase (decrease) in net assets resulting from operations	83	15	13	13

Policy Transactions:
Policyowners’ net payments	32,394	19,966	201	178
Policy loans, surrenders and death benefits	(2,801)	(79)	(52)	(11)
Mortality and other (net)	(711)	(581)	(55)	(49)
Transfers from other divisions or sponsor	55,032	54,360	2,276	1,545
Transfers to other divisions or sponsor	(84,695)	(68,070)	(1,776)	(1,567)

Net increase (decrease) in net assets resulting from contract transactions	(781)	5,596	594	96

Net increase (decrease) in net assets	(698)	5,611	607	109

Net Assets:
Beginning of period	13,827	8,216	812	703

End of period	$13,129	$13,827	$1,419	$812

Units issued during the period	2,526	1,913	211	144
Units redeemed during the period	(2,545)	(1,781)	(164)	(136)

Net units issued (redeemed) during period	(19)	132	47	8

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$402	$327	$5	$5
Net realized gains (losses)	226	80	(9)	9
Net change in unrealized appreciation/(depreciation)	(9)	(17)	25	(20)

Net increase (decrease) in net assets resulting from operations	619	390	21	(6)

Policy Transactions:
Policyowners’ net payments	2,383	2,109	90	76
Policy loans, surrenders and death benefits	(855)	(404)	(209)	(6)
Mortality and other (net)	(789)	(749)	(20)	(22)
Transfers from other divisions or sponsor	101,102	95,068	842	260
Transfers to other divisions or sponsor	(98,222)	(91,205)	(711)	(251)

Net increase (decrease) in net assets resulting from contract transactions	3,619	4,819	(8)	57

Net increase (decrease) in net assets	4,238	5,209	13	51

Net Assets:
Beginning of period	17,054	11,845	253	202

End of period	$21,292	$17,054	$266	$253

Units issued during the period	506	447	50	17
Units redeemed during the period	(491)	(425)	(50)	(14)

Net units issued (redeemed) during period	15	22	-	3

	Inflation Protection Division		High Yield Bond Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$18	$17	$574	$461
Net realized gains (losses)	7	(2)	31	(110)
Net change in unrealized appreciation/(depreciation)	61	53	67	760

Net increase (decrease) in net assets resulting from operations	86	68	672	1,111

Policy Transactions:
Policyowners’ net payments	479	358	1,511	1,376
Policy loans, surrenders and death benefits	(62)	(49)	(300)	(133)
Mortality and other (net)	(111)	(85)	(349)	(328)
Transfers from other divisions or sponsor	7,480	4,574	28,851	27,725
Transfers to other divisions or sponsor	(6,728)	(4,395)	(28,524)	(27,796)

Net increase (decrease) in net assets resulting from contract transactions	1,058	403	1,189	844

Net increase (decrease) in net assets	1,144	471	1,861	1,955

Net Assets:
Beginning of period	1,787	1,316	9,331	7,376

End of period	$2,931	$1,787	$11,192	$9,331

Units issued during the period	609	375	651	638
Units redeemed during the period	(536)	(345)	(628)	(620)

Net units issued (redeemed) during period	73	30	23	18

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$344	$284	$118	$88
Net realized gains (losses)	14	(114)	154	68
Net change in unrealized appreciation/(depreciation)	290	357	336	106

Net increase (decrease) in net assets resulting from operations	648	527	608	262

Policy Transactions:
Policyowners’ net payments	1,689	1,404	392	353
Policy loans, surrenders and death benefits	(304)	(108)	(63)	23
Mortality and other (net)	(351)	(272)	(152)	(141)
Transfers from other divisions or sponsor	14,803	13,958	45,827	33,338
Transfers to other divisions or sponsor	(13,072)	(12,622)	(44,987)	(32,686)

Net increase (decrease) in net assets resulting from contract transactions	2,765	2,360	1,017	887

Net increase (decrease) in net assets	3,413	2,887	1,625	1,149

Net Assets:
Beginning of period	6,763	3,876	4,264	3,115

End of period	$10,176	$6,763	$5,889	$4,264

Units issued during the period	953	993	230	181
Units redeemed during the period	(802)	(853)	(223)	(176)

Net units issued (redeemed) during period	151	140	7	5

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$14	$14	$63	$36
Net realized gains (losses)	31	(4)	753	661
Net change in unrealized appreciation/(depreciation)	48	31	1,583	642

Net increase (decrease) in net assets resulting from operations	93	41	2,399	1,339

Policy Transactions:
Policyowners’ net payments	96	76	1,525	1,567
Policy loans, surrenders and death benefits	(6)	(5)	(356)	(494)
Mortality and other (net)	(27)	(25)	(449)	(462)
Transfers from other divisions or sponsor	1,198	1,764	35,195	28,805
Transfers to other divisions or sponsor	(1,165)	(1,756)	(36,678)	(29,055)

Net increase (decrease) in net assets resulting from contract transactions	96	54	(763)	361

Net increase (decrease) in net assets	189	95	1,636	1,700

Net Assets:
Beginning of period	589	494	12,048	10,348

End of period	$778	$589	$13,684	$12,048

Units issued during the period	57	119	826	724
Units redeemed during the period	(53)	(116)	(841)	(715)

Net units issued (redeemed) during period	4	3	(15)	9

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	Fidelity VIP Contrafund Division		Neuberger Berman AMT Socially Responsive Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$59	$32	$26	$23
Net realized gains (losses)	429	299	255	157
Net change in unrealized appreciation/(depreciation)	802	57	477	139

Net increase (decrease) in net assets resulting from operations	1,290	388	758	319

Policy Transactions:
Policyowners’ net payments	1,764	1,373	1,432	1,008
Policy loans, surrenders and death benefits	(172)	(219)	(127)	(123)
Mortality and other (net)	(413)	(316)	(303)	(231)
Transfers from other divisions or sponsor	14,819	9,791	10,759	6,590
Transfers to other divisions or sponsor	(13,768)	(9,706)	(10,387)	(6,380)

Net increase (decrease) in net assets resulting from contract transactions	2,230	923	1,374	864

Net increase (decrease) in net assets	3,520	1,311	2,132	1,183

Net Assets:
Beginning of period	5,268	3,957	3,559	2,376

End of period	$8,788	$5,268	$5,691	$3,559

Units issued during the period	884	707	674	490
Units redeemed during the period	(776)	(653)	(605)	(436)

Net units issued (redeemed) during period	108	54	69	54

	U.S. Strategic Equity Division		U.S. Small Cap Equity Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$34	$29	$4	$15
Net realized gains (losses)	445	213	256	(21)
Net change in unrealized appreciation/(depreciation)	157	48	56	318

Net increase (decrease) in net assets resulting from operations	636	290	316	312

Policy Transactions:
Policyowners’ net payments	251	261	176	188
Policy loans, surrenders and death benefits	(54)	(143)	(92)	(224)
Mortality and other (net)	(104)	(114)	(78)	(81)
Transfers from other divisions or sponsor	7,613	6,583	6,458	5,498
Transfers to other divisions or sponsor	(7,522)	(6,683)	(6,252)	(5,558)

Net increase (decrease) in net assets resulting from contract transactions	184	(96)	212	(177)

Net increase (decrease) in net assets	820	194	528	135

Net Assets:
Beginning of period	3,056	2,862	1,962	1,827

End of period	$3,876	$3,056	$2,490	$1,962

Units issued during the period	357	378	212	224
Units redeemed during the period	(349)	(383)	(206)	(230)

Net units issued (redeemed) during period	8	(5)	6	(6)

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	International Developed Markets Division		Strategic Bond Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$146	$144	$64	$80
Net realized gains (losses)	265	129	(38)	114
Net change in unrealized appreciation/(depreciation)	743	(129)	153	(28)

Net increase (decrease) in net assets resulting from operations	1,154	144	179	166

Policy Transactions:
Policyowners’ net payments	633	585	874	872
Policy loans, surrenders and death benefits	(155)	(193)	(121)	(199)
Mortality and other (net)	(183)	(168)	(236)	(277)
Transfers from other divisions or sponsor	11,082	10,355	12,605	21,411
Transfers to other divisions or sponsor	(11,187)	(9,937)	(12,782)	(21,875)

Net increase (decrease) in net assets resulting from contract transactions	190	642	340	(68)

Net increase (decrease) in net assets	1,344	786	519	98

Net Assets:
Beginning of period	4,892	4,106	4,624	4,526

End of period	$6,236	$4,892	$5,143	$4,624

Units issued during the period	600	685	565	937
Units redeemed during the period	(594)	(648)	(551)	(940)

Net units issued (redeemed) during period	6	37	14	(3)

	Global Real Estate Division		LifePoints Moderate Strategy Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$465	$429	$4	$6
Net realized gains (losses)	265	388	10	3
Net change in unrealized appreciation/(depreciation)	598	(557)	4	3

Net increase (decrease) in net assets resulting from operations	1,328	260	18	12

Policy Transactions:
Policyowners’ net payments	2,210	1,826	36	53
Policy loans, surrenders and death benefits	(316)	(299)	(42)	-
Mortality and other (net)	(541)	(473)	(18)	(17)
Transfers from other divisions or sponsor	25,998	21,073	248	1,262
Transfers to other divisions or sponsor	(24,461)	(20,593)	(269)	(1,270)

Net increase (decrease) in net assets resulting from contract transactions	2,890	1,534	(45)	28

Net increase (decrease) in net assets	4,218	1,794	(27)	40

Net Assets:
Beginning of period	9,821	8,027	184	144

End of period	$14,039	$9,821	$157	$184

Units issued during the period	615	535	18	120
Units redeemed during the period	(556)	(501)	(21)	(118)

Net units issued (redeemed) during period	59	34	(3)	2

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Statements of Changes in Net Assets

(in thousands)

	LifePoints Balanced Strategy Division		LifePoints Growth Strategy Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$21	$23	$64	$38
Net realized gains (losses)	40	5	52	13
Net change in unrealized appreciation/(depreciation)	36	33	158	60

Net increase (decrease) in net assets resulting from operations	97	61	274	111

Policy Transactions:
Policyowners’ net payments	115	144	730	265
Policy loans, surrenders and death benefits	(7)	(21)	(6)	(4)
Mortality and other (net)	(28)	(33)	(67)	(53)
Transfers from other divisions or sponsor	1,253	1,008	3,197	1,827
Transfers to other divisions or sponsor	(1,191)	(1,062)	(3,360)	(1,381)

Net increase (decrease) in net assets resulting from contract transactions	142	36	494	654

Net increase (decrease) in net assets	239	97	768	765

Net Assets:
Beginning of period	747	650	1,516	751

End of period	$986	$747	$2,284	$1,516

Units issued during the period	87	90	526	177
Units redeemed during the period	(78)	(87)	(493)	(127)

Net units issued (redeemed) during period	9	3	33	50

	LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Operations:
Net investment income (loss)	$17	$11	$517	$-
Net realized gains (losses)	10	3	(188)	(71)
Net change in unrealized appreciation/(depreciation)	50	30	(184)	508

Net increase (decrease) in net assets resulting from operations	77	44	145	437

Policy Transactions:
Policyowners’ net payments	112	104	1,398	1,086
Policy loans, surrenders and death benefits	-	-	(146)	(78)
Mortality and other (net)	(35)	(36)	(293)	(226)
Transfers from other divisions or sponsor	329	351	11,161	7,585
Transfers to other divisions or sponsor	(315)	(350)	(10,270)	(6,549)

Net increase (decrease) in net assets resulting from contract transactions	91	69	1,850	1,818

Net increase (decrease) in net assets	168	113	1,995	2,255

Net Assets:
Beginning of period	403	290	4,997	2,742

End of period	$571	$403	$6,992	$4,997

Units issued during the period	32	54	2,771	1,973
Units redeemed during the period	(25)	(48)	(2,389)	(1,587)

Net units issued (redeemed) during period	7	6	382	386

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account II

Notes to Financial Statements

December 31, 2017

1.	Organization

Northwestern Mutual Variable Life Account II (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual” or “sponsor”) used to fund variable life insurance policies (“the Policies”).

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Portfolios should be read in conjunction with the financial statements of the Divisions. Each Division of the account indirectly bears exposure to the market, credit and liquidity risks of the Portfolio in which it invests.

On May 1, 2017, the following Divisions were renamed.

Prior Name	New Name
Russell Multi-Style Equity Division	U.S. Strategic Equity Division
Russell Aggressive Equity Division	U.S. Small Cap Equity Division
Russell Non-U.S. Division	International Developed Markets Division
Russell Core Bond Division	Strategic Bond Division
Russell Global Real Estate Securities Division	Global Real Estate Securities Division
Russell LifePoints Moderate Strategy Division	LifePoints Moderate Strategy Division
Russell LifePoints Balanced Strategy Division	LifePoints Balanced Strategy Division
Russell LifePoints Growth Strategy Division	LifePoints Growth Strategy Division
Russell LifePoints Equity Growth Strategy Division	LifePoints Equity Growth Strategy Division

2.	Significant Accounting Policies

A.	Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for use in estimates. Actual results could differ from those estimates.

B.	Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2017, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 securities fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives. Level 2 securities fair value is determined by other significant observable inputs (including quoted prices for similar securities). Level 3 fair value is determined by significant unobservable inputs (including the Account’s own assumptions in determining fair value). There were no transfers between levels during the year. All changes in fair value are recorded as change in unrealized appreciation/(depreciation) of investments during the period in the statements of operations of the applicable Division.

C.	Investment Income, Securities Transactions and Policy Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex–date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. The Policies are eligible to receive policy dividends from Northwestern Mutual. Any dividends reinvested in the Account are reflected in Policyowners’ net payments in the accompanying financial statements.

D.	Due to Participants – Upon notification of death of the policyowner, a liability is recorded and is included in Due to Participants in the accompanying financial statements. This liability is identified as Level 1 for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification.

E.	Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The Policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. Currently, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

Northwestern Mutual Variable Life Account II

Notes to Financial Statements

December 31, 2017

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2017 were as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$2,296	$1,098
Focused Appreciation	3,307	3,228
Large Cap Core Stock	2,499	717
Large Cap Blend	733	467
Index 500 Stock	21,424	8,925
Large Company Value	540	253
Domestic Equity	5,273	1,690
Equity Income	3,338	2,615
Mid Cap Growth Stock	1,133	603
Index 400 Stock	6,240	3,127
Mid Cap Value	3,098	1,493
Small Cap Growth Stock	2,320	926
Index 600 Stock	2,590	1,230
Small Cap Value	2,325	1,538
International Growth	5,290	2,359
Research International Core	4,239	2,433
International Equity	11,834	4,511
Emerging Markets Equity	5,944	1,651
Government Money Market	47,547	48,205
Short-Term Bond	996	384
Select Bond	11,124	6,864
Long-Term U.S. Government Bond	401	396
Inflation Protection Bond	1,571	489
High Yield Bond	3,243	1,490
Multi-Sector Bond	4,187	1,097
Balanced	2,212	880
Asset Allocation	248	108
Fidelity VIP Mid Cap	3,182	3,320
Fidelity VIP Contrafund	3,801	1,174
Neuberger Berman AMT Socially Responsive	2,582	1,002
U.S. Strategic Equity	1,118	556
U.S. Small Cap Equity	891	514
International Developed Markets	1,908	1,376
Strategic Bond	2,025	1,632
Global Real Estate Securities	5,186	1,584
LifePoints Moderate Strategy	182	221
LifePoints Balanced Strategy	310	104
LifePoints Growth Strategy	1,564	966
LifePoints Equity Growth Strategy	167	53
Credit Suisse Trust Commodity Return Strategy	3,330	973

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is paid to Northwestern Mutual. Mortality risk is the risk that insureds may not live as long as estimated. Expense risk is the risk that expenses of issuing and administering the Policies may exceed the estimated costs.

Northwestern Mutual Variable Life Account II

Notes to Financial Statements

December 31, 2017

A deduction for the mortality and expense risks for Custom Variable Universal Life policies is determined monthly at an annual rate of 0.22% of the amount invested in the Account for the Policy for the first ten Policy years, 0.07% for the next ten Policy years and 0.00% thereafter. A deduction for the mortality and expense risks for Executive Variable Universal Life policies is determined monthly at an annual rate of 0.10% of the amounts invested in the Account for the Policy for the first ten Policy years, and 0.00% thereafter. For Policies without the Surrender of Policy Endorsement, the current charge is assessed monthly at an annual rate of 0.00% of the amount invested in the Account for the Policy. A deduction for the mortality and expense risks for Survivorship Variable Universal Life Policies is determined monthly at an annual rate of 0.00% of the amount invested in the Account for the Policy.

Additional mortality and expense risks deductions are determined annually and are paid to Northwestern Mutual for the first ten Policy years on all Survivorship Variable Universal Life policies based on the age of the insured individuals at the time the policy was issued.

Additional mortality costs are determined monthly and are paid for Northwestern Mutual to cover the cost of providing insurance protection. This cost reflects expected mortality costs based upon actual experience.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for sales load, administrative expenses, taxes and a risk charge for the guaranteed death benefit among other charges which are detailed in the Prospectus.

The charges noted are reflected as a reduction in units and are included in Mortality and other in the accompanying financial statements.

5.	Subsequent Events

Effective May 1, 2018, the Neuberger Berman AMT Socially Responsive Division will be renamed to AMT Sustainable Equity Division.

Northwestern Mutual Variable Life Account II

Notes to Financial Statements

December 31, 2017

6.	Financial Highlights

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio(1)	Total Return(1)
Growth Stock
Year Ended 12/31/17	122	$73.551913	$8,916	0.87%	0.00%	24.27%
Year Ended 12/31/16	110	59.189518	6,498	0.89	0.00	2.47
Year Ended 12/31/15	102	57.763945	5,867	0.74	0.00	6.01
Year Ended 12/31/14	101	54.488126	5,570	0.61	0.00	9.02
Year Ended 12/31/13	84	49.977915	4,259	0.67	0.00	35.86
Focused Appreciation
Year Ended 12/31/17	280	$53.438372	$14,971	0.73%	0.00%	33.62%
Year Ended 12/31/16	288	39.992151	11,512	0.24	0.00	5.87
Year Ended 12/31/15	260	37.773111	9,866	0.00	0.00	13.64
Year Ended 12/31/14	239	33.238141	7,919	0.02	0.00	9.43
Year Ended 12/31/13	195	30.372615	5,911	0.49	0.00	29.01
Large Cap Core Stock
Year Ended 12/31/17	119	$53.073917	$6,274	1.80%	0.00%	24.87%
Year Ended 12/31/16	81	42.503832	3,451	2.16	0.00	7.57
Year Ended 12/31/15	85	39.512372	3,346	2.16	0.00	(3.06)
Year Ended 12/31/14	79	40.759702	3,209	1.50	0.00	8.56
Year Ended 12/31/13	69	37.544148	2,627	1.14	0.00	28.58
Large Cap Blend
Year Ended 12/31/17	125	$17.855817	$2,235	0.91%	0.00%	19.02%
Year Ended 12/31/16	116	15.001832	1,740	1.09	0.00	13.99
Year Ended 12/31/15	104	13.161232	1,369	0.88	0.00	(2.42)
Year Ended 12/31/14	104	13.487127	1,395	0.04	0.00	12.58
Year Ended 12/31/13	88	11.980322	1,058	1.08	0.00	30.86
Index 500 Stock
Year Ended 12/31/17	423	$142.286114	$60,194	1.74%	0.00%	21.52%
Year Ended 12/31/16	337	117.092375	39,430	1.82	0.00	11.73
Year Ended 12/31/15	291	104.794845	30,414	1.71	0.00	1.17
Year Ended 12/31/14	247	103.583087	25,625	1.58	0.00	13.46
Year Ended 12/31/13	199	91.297175	18,236	1.84	0.00	32.05
Large Company Value
Year Ended 12/31/17	64	$17.086312	$1,095	2.09%	0.00%	11.10%
Year Ended 12/31/16	50	15.379433	769	2.06	0.00	15.36
Year Ended 12/31/15	26	13.331635	343	1.71	0.00	(3.85)
Year Ended 12/31/14	21	13.865219	284	0.00	0.00	13.03
Year Ended 12/31/13	16	12.266796	192	2.04	0.00	31.29
Domestic Equity
Year Ended 12/31/17	415	$29.996128	$12,462	1.65%	0.00%	13.78%
Year Ended 12/31/16	301	26.364364	7,934	1.97	0.00	14.98
Year Ended 12/31/15	222	22.929503	5,133	1.85	0.00	(0.09)
Year Ended 12/31/14	201	22.950784	4,623	1.73	0.00	13.87
Year Ended 12/31/13	197	20.154766	3,970	1.65	0.00	34.03
Equity Income
Year Ended 12/31/17	314	$35.257091	$11,036	2.23%	0.00%	16.24%
Year Ended 12/31/16	312	30.330455	9,470	1.97	0.00	19.17

Year Ended 12/31/15	326	25.451821	8,299	1.79	0.00	(6.74)
Year Ended 12/31/14	226	27.291728	6,156	1.26	0.00	7.43
Year Ended 12/31/13	196	25.403806	4,988	1.37	0.00	29.94

(1)

Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Northwestern Mutual Variable Life Account II

Notes to Financial Statements

December 31, 2017

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio(1)	Total Return(1)
Mid Cap Growth Stock
Year Ended 12/31/17	40	$125.441587	$5,158	0.24%	0.00%	20.29%
Year Ended 12/31/16	36	104.283373	3,830	0.26	0.00	0.83
Year Ended 12/31/15	26	103.425002	2,769	0.04	0.00	0.71
Year Ended 12/31/14	25	102.693582	2,546	0.35	0.00	8.49
Year Ended 12/31/13	27	94.654719	2,544	0.32	0.00	25.53
Index 400 Stock
Year Ended 12/31/17	297	$59.411237	$17,695	1.07%	0.00%	15.96%
Year Ended 12/31/16	260	51.235085	13,307	1.14	0.00	20.38
Year Ended 12/31/15	221	42.560713	9,385	1.08	0.00	(2.38)
Year Ended 12/31/14	187	43.598907	8,127	1.05	0.00	9.42
Year Ended 12/31/13	150	39.846886	5,951	1.08	0.00	33.16
Mid Cap Value
Year Ended 12/31/17	193	$43.762109	$8,429	1.46%	0.00%	11.81%
Year Ended 12/31/16	162	39.139970	6,340	1.91	0.00	23.23
Year Ended 12/31/15	143	31.761925	4,534	1.58	0.00	(1.33)
Year Ended 12/31/14	144	32.189353	4,616	1.01	0.00	16.69
Year Ended 12/31/13	113	27.585004	3,117	0.97	0.00	30.24
Small Cap Growth Stock
Year Ended 12/31/17	124	$65.129570	$8,046	0.11%	0.00%	21.61%
Year Ended 12/31/16	101	53.557262	5,420	0.24	0.00	12.25
Year Ended 12/31/15	85	47.712811	4,071	0.11	0.00	0.32
Year Ended 12/31/14	81	47.561777	3,833	0.00	0.00	8.66
Year Ended 12/31/13	72	43.773190	3,151	0.49	0.00	38.60
Index 600 Stock
Year Ended 12/31/17	327	$24.532713	$8,012	1.89%	0.00%	12.93%
Year Ended 12/31/16	281	21.724279	6,130	0.63	0.00	26.12
Year Ended 12/31/15	164	17.224563	2,807	0.00	0.00	(2.35)
Year Ended 12/31/14	118	17.638780	2,081	1.71	0.00	5.34
Year Ended 12/31/13	82	16.744685	1,381	4.36	0.00	40.67
Small Cap Value
Year Ended 12/31/17	165	$47.690780	$7,878	0.78%	0.00%	11.65%
Year Ended 12/31/16	157	42.713658	6,684	0.84	0.00	32.39
Year Ended 12/31/15	202	32.262868	6,547	0.69	0.00	(5.45)
Year Ended 12/31/14	188	34.121874	6,405	0.37	0.00	0.22
Year Ended 12/31/13	152	34.046809	5,170	1.14	0.00	31.76
International Growth
Year Ended 12/31/17	603	$24.188049	$14,608	1.30%	0.00%	30.03%
Year Ended 12/31/16	479	18.601991	8,910	1.19	0.00	(3.41)
Year Ended 12/31/15	353	19.257803	6,807	1.70	0.00	(1.73)
Year Ended 12/31/14	262	19.596007	5,142	1.30	0.00	(4.52)
Year Ended 12/31/13	201	20.524033	4,123	1.41	0.00	19.81
Research International Core
Year Ended 12/31/17	799	$12.802534	$10,233	1.67%	0.00%	28.21%
Year Ended 12/31/16	656	9.985604	6,548	1.92	0.00	(1.12)
Year Ended 12/31/15	422	10.098885	4,259	2.15	0.00	(1.11)
Year Ended 12/31/14	280	10.212438	2,856	1.52	0.00	(6.71)
Year Ended 12/31/13	154	10.947312	1,694	0.14	0.00	18.92

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Northwestern Mutual Variable Life Account II

Notes to Financial Statements

December 31, 2017

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio(1)	Total Return(1)
International Equity
Year Ended 12/31/17	5,092	$6.094491	$31,035	2.43%	0.00%	22.30%
Year Ended 12/31/16	3,917	4.983406	19,520	1.19	0.00	(3.41)
Year Ended 12/31/15	3,497	4.843231	16,935	2.98	0.00	(2.21)
Year Ended 12/31/14	2,845	4.952849	14,084	1.94	0.00	(8.80)
Year Ended 12/31/13	2,430	5.431053	13,202	2.15	0.00	21.38
Emerging Markets Equity
Year Ended 12/31/17	1,285	$12.370178	$15,898	0.92%	0.00%	27.84%
Year Ended 12/31/16	919	9.676365	8,873	0.72	0.00	9.06
Year Ended 12/31/15	717	8.872116	6,344	0.90	0.00	(12.24)
Year Ended 12/31/14	456	10.109813	4,611	0.66	0.00	(6.25)
Year Ended 12/31/13	251	10.783888	2,699	0.75	0.00	(5.15)
Government Money Market
Year Ended 12/31/17	314	$41.875417	$13,129	0.59%	0.00%	0.60%
Year Ended 12/31/16	333	41.625993	13,827	0.12	0.00	0.13
Year Ended 12/31/15	201	41.572750	8,216	0.01	0.00	0.01
Year Ended 12/31/14	142	41.568533	5,866	0.07	0.00	0.07
Year Ended 12/31/13	161	41.539003	6,690	0.09	0.00	0.10
Short-Term Bond
Year Ended 12/31/17	112	$12.646732	$1,419	1.33%	0.00%	1.33%
Year Ended 12/31/16	66	12.481062	812	1.18	0.00	1.67
Year Ended 12/31/15	57	12.275717	703	0.79	0.00	0.72
Year Ended 12/31/14	21	12.188479	256	0.77	0.00	0.38
Year Ended 12/31/13	13	12.142453	158	0.05	0.00	0.55
Select Bond
Year Ended 12/31/17	93	$226.897252	$21,292	2.11%	0.00%	3.58%
Year Ended 12/31/16	78	219.047810	17,054	2.05	0.00	3.06
Year Ended 12/31/15	56	212.549665	11,845	1.54	0.00	0.53
Year Ended 12/31/14	51	211.428447	10,700	2.08	0.00	5.56
Year Ended 12/31/13	41	200.286369	8,297	2.40	0.00	(2.16)
Long-Term U.S Government Bond
Year Ended 12/31/17	13	$20.685508	$266	1.72%	0.00%	8.28%
Year Ended 12/31/16	12	19.104481	253	1.95	0.00	1.09
Year Ended 12/31/15	10	18.898765	202	2.38	0.00	(1.47)
Year Ended 12/31/14	9	19.181310	174	1.75	0.00	23.73
Year Ended 12/31/13	9	15.502339	139	0.03	0.00	(13.27)
Inflation Protection
Year Ended 12/31/17	199	$14.738894	$2,931	0.72%	0.00%	3.58%
Year Ended 12/31/16	125	14.229840	1,787	1.15	0.00	4.68
Year Ended 12/31/15	96	13.593038	1,316	2.32	0.00	(2.20)
Year Ended 12/31/14	87	13.899486	1,226	0.56	0.00	3.14
Year Ended 12/31/13	47	13.476716	628	0.97	0.00	(8.33)
High Yield Bond
Year Ended 12/31/17	211	$53.128855	$11,192	5.51%	0.00%	6.88%
Year Ended 12/31/16	187	49.707921	9,331	5.50	0.00	14.60
Year Ended 12/31/15	170	43.377037	7,376	4.80	0.00	(1.36)
Year Ended 12/31/14	134	43.976216	5,885	4.74	0.00	1.18
Year Ended 12/31/13	120	43.465300	5,206	5.72	0.00	5.84

(1)

Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Northwestern Mutual Variable Life Account II

Notes to Financial Statements

December 31, 2017

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio(1)	Total Return(1)
Multi-Sector Bond
Year Ended 12/31/17	541	$18.780164	$10,176	3.98%	0.00%	8.38%
Year Ended 12/31/16	392	17.327635	6,763	4.89	0.00	11.09
Year Ended 12/31/15	250	15.597729	3,876	5.61	0.00	(2.22)
Year Ended 12/31/14	187	15.951947	3,000	2.74	0.00	3.25
Year Ended 12/31/13	134	15.449941	2,079	3.35	0.00	(1.58)
Balanced
Year Ended 12/31/17	28	$216.761163	$5,889	2.16%	0.00%	11.98%
Year Ended 12/31/16	20	193.563662	4,264	2.25	0.00	6.58
Year Ended 12/31/15	16	181.609174	3,115	2.00	0.00	(0.12)
Year Ended 12/31/14	15	181.830315	2,819	2.30	0.00	5.56
Year Ended 12/31/13	15	172.248875	2,744	3.49	0.00	12.08
Asset Allocation
Year Ended 12/31/17	31	$25.259678	$778	2.08%	0.00%	14.87%
Year Ended 12/31/16	27	21.988973	589	2.50	0.00	7.79
Year Ended 12/31/15	24	20.400265	494	1.72	0.00	(0.43)
Year Ended 12/31/14	22	20.487411	470	2.40	0.00	5.15
Year Ended 12/31/13	20	19.484028	377	3.17	0.00	16.67
Fidelity VIP Mid Cap
Year Ended 12/31/17	240	$56.847028	$13,684	0.50%	0.00%	20.54%
Year Ended 12/31/16	256	47.161926	12,048	0.32	0.00	11.92
Year Ended 12/31/15	246	42.137819	10,348	0.27	0.00	(1.63)
Year Ended 12/31/14	225	42.835362	9,641	0.02	0.00	6.03
Year Ended 12/31/13	187	40.398542	7,532	0.28	0.00	35.87
Fidelity VIP Contrafund
Year Ended 12/31/17	398	$22.036922	$8,788	0.84%	0.00%	21.59%
Year Ended 12/31/16	291	18.124509	5,268	0.68	0.00	7.73
Year Ended 12/31/15	236	16.824006	3,957	0.97	0.00	0.42
Year Ended 12/31/14	145	16.754369	2,432	0.90	0.00	11.65
Year Ended 12/31/13	93	15.005573	1,396	1.00	0.00	30.95
Neuberger Berman AMT Socially Responsive
Year Ended 12/31/17	269	$21.076980	$5,691	0.57%	0.00%	18.43%
Year Ended 12/31/16	199	17.797220	3,559	0.76	0.00	9.86
Year Ended 12/31/15	146	16.199640	2,376	0.64	0.00	(0.46)
Year Ended 12/31/14	97	16.275087	1,573	0.43	0.00	10.38
Year Ended 12/31/13	58	14.744385	857	0.98	0.00	37.60
U.S. Strategic Equity
Year Ended 12/31/17	159	$24.418364	$3,876	1.01%	0.00%	20.80%
Year Ended 12/31/16	151	20.214494	3,056	1.03	0.00	10.64
Year Ended 12/31/15	156	18.271298	2,862	0.81	0.00	1.11
Year Ended 12/31/14	165	18.071559	2,989	1.14	0.00	11.70
Year Ended 12/31/13	157	16.178812	2,546	1.19	0.00	32.92
U.S. Small Cap Equity
Year Ended 12/31/17	72	$34.518205	$2,490	0.17%	0.00%	15.48%
Year Ended 12/31/16	65	29.891437	1,962	0.83	0.00	18.66
Year Ended 12/31/15	72	25.191084	1,827	0.67	0.00	(7.19)
Year Ended 12/31/14	70	27.141282	1,902	0.25	0.00	1.56
Year Ended 12/31/13	69	26.724835	1,850	0.43	0.00	40.00

(1)

Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Northwestern Mutual Variable Life Account II

Notes to Financial Statements

December 31, 2017

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio(1)	Total Return(1)
International Developed Markets
Year Ended 12/31/17	277	$22.466466	$6,236	2.75%	0.00%	24.98%
Year Ended 12/31/16	272	17.976751	4,892	3.17	0.00	2.36
Year Ended 12/31/15	234	17.562157	4,106	1.06	0.00	(1.31)
Year Ended 12/31/14	196	17.795979	3,482	1.91	0.00	(4.45)
Year Ended 12/31/13	169	18.624500	3,136	1.95	0.00	21.91
Strategic Bond
Year Ended 12/31/17	206	$24.895915	$5,143	1.34%	0.00%	3.86%
Year Ended 12/31/16	193	23.970161	4,624	1.60	0.00	3.10
Year Ended 12/31/15	195	23.248775	4,526	2.44	0.00	(0.14)
Year Ended 12/31/14	166	23.281628	3,851	1.47	0.00	5.45
Year Ended 12/31/13	113	22.077570	2,477	1.40	0.00	(1.45)
Global Real Estate Securities
Year Ended 12/31/17	272	$51.568102	$14,039	3.91%	0.00%	11.80%
Year Ended 12/31/16	213	46.124107	9,821	4.73	0.00	3.02
Year Ended 12/31/15	179	44.771967	8,027	1.65	0.00	0.25
Year Ended 12/31/14	149	44.660949	6,654	3.39	0.00	14.75
Year Ended 12/31/13	123	38.920595	4,775	3.98	0.00	3.65
LifePoints Moderate Strategy
Year Ended 12/31/17	9	$16.557145	$157	2.12%	0.00%	9.88%
Year Ended 12/31/16	12	15.067752	184	3.95	0.00	7.75
Year Ended 12/31/15	10	13.984420	144	3.14	0.00	(1.71)
Year Ended 12/31/14	7	14.227181	103	2.98	0.00	4.85
Year Ended 12/31/13	8	13.568584	109	2.31	0.00	6.79
LifePoints Balanced Strategy
Year Ended 12/31/17	60	$16.545882	$986	2.46%	0.00%	12.00%
Year Ended 12/31/16	50	14.773443	747	3.41	0.00	9.05
Year Ended 12/31/15	48	13.546956	650	2.32	0.00	(2.30)
Year Ended 12/31/14	30	13.866173	420	2.93	0.00	4.61
Year Ended 12/31/13	32	13.255096	431	2.31	0.00	12.43
LifePoints Growth Strategy
Year Ended 12/31/17	143	$16.029490	$2,284	3.26%	0.00%	15.65%
Year Ended 12/31/16	110	13.860030	1,516	3.41	0.00	9.73
Year Ended 12/31/15	60	12.631574	751	1.94	0.00	(3.31)
Year Ended 12/31/14	48	13.064429	617	3.44	0.00	3.76
Year Ended 12/31/13	25	12.591524	310	2.56	0.00	16.56
LifePoints Equity Growth Strategy
Year Ended 12/31/17	38	$15.218716	$571	3.51%	0.00%	17.55%
Year Ended 12/31/16	31	12.946453	403	3.01	0.00	10.85
Year Ended 12/31/15	25	11.679451	290	1.57	0.00	(3.87)
Year Ended 12/31/14	17	12.149681	214	3.73	0.00	3.48
Year Ended 12/31/13	10	11.740704	115	2.12	0.00	19.81
Credit Suisse Trust Commodity Return Strategy
Year Ended 12/31/17	1,391	$5.017461	$6,992	8.90%	0.00%	1.52%
Year Ended 12/31/16	1,013	4.942479	4,997	0.00	0.00	12.02
Year Ended 12/31/15	624	4.412123	2,742	0.00	0.00	(25.03)
Year Ended 12/31/14	346	5.885213	2,040	0.00	0.00	(16.94)
Period Ended 12/31/13 (2)	187	7.085099	1,315	0.00	0.00	1.79

(1)

Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.

(2)	Division commenced operations on November 15, 2013.

The Northwestern Mutual

Life Insurance Company

Financial Statements

December 31, 2017, 2016 and 2015

Report of Independent Auditors

To the Board of Trustees of

  The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of financial position as of December 31, 2017 and 2016, and the related statutory statements of income and changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2017.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 833 E. Michigan St., Ste. 1200, Milwaukee, WI 53202

T: (414) 212 1600, F: (414) 212 1880, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

February 15, 2018

The Northwestern Mutual Life Insurance Company

Statements of Financial Position

(in millions)

	December 31,
	2017	2016

Assets:
Bonds	$146,945	$139,795
Mortgage loans	35,750	34,198
Policy loans	17,421	17,150
Common and preferred stocks	5,929	4,256
Real estate	2,356	2,468
Other investments	14,665	13,463
Cash and short-term investments	2,469	2,300

Total investments	225,535	213,630

Due and accrued investment income	1,888	1,883
Net deferred tax assets	1,788	3,179
Deferred premium and other assets	3,376	3,256
Separate account assets	32,462	28,559

Total assets	$265,049	$250,507

Liabilities and surplus:
Reserves for policy benefits	$195,279	$186,483
Policyowner dividends payable	5,335	5,205
Interest maintenance reserve	911	803
Asset valuation reserve	4,334	3,447
Income taxes payable	125	163
Other liabilities	5,752	5,617
Separate account liabilities	32,462	28,559

Total liabilities	244,198	230,277

Surplus:
Surplus notes	2,948	1,750
Unassigned surplus	17,903	18,480

Total surplus	20,851	20,230

Total liabilities and surplus	$265,049	$250,507

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Operations

(in millions)

	For the years ended
	December 31,
	2017	2016	2015

Revenue:
Premiums	$17,897	$17,915	$17,787
Net investment income	9,541	9,605	9,466
Other income	649	632	622

Total revenue	28,087	28,152	27,875

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	10,332	9,798	9,043
Net additions to policy benefit reserves	8,700	9,284	9,352
Net transfers to (from) separate accounts	(229)	(118)	150

Total benefits	18,803	18,964	18,545

Commissions and operating expenses	3,120	3,134	2,929

Total benefits and expenses	21,923	22,098	21,474

Gain from operations before dividends and taxes	6,164	6,054	6,401

Policyowner dividends	5,338	5,205	5,609

Gain from operations before taxes	826	849	792
Income tax benefit	(98)	(176)	(54)

Net gain from operations	924	1,025	846
Net realized capital gains (losses)	93	(215)	(45)

Net income	$1,017	$810	$801

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Changes in Surplus

(in millions)

	For the years ended
	December 31,
	2017	2016	2015

Beginning of year balance	$20,230	$19,659	$19,055

Net income	1,017	810	801

Change in net unrealized capital gains and losses	822	(326)	(232)

Change in net deferred tax assets	(1,323)	7	87

Change in nonadmitted assets and other	(206)	(37)	(32)

Change in asset valuation reserve	(887)	117	(20)

Change in surplus notes	1,198	-	-

Net increase in surplus	621	571	604

End of year balance	$20,851	$20,230	$19,659

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Cash Flows

(in millions)

	For the years ended
	December 31,
	2017	2016	2015

Cash flows from operating activities:
Premiums and other income received	$12,957	$12,702	$12,653
Investment income received	9,012	9,120	8,669
Benefit and dividend payments to policyowners and beneficiaries	(9,506)	(8,784)	(8,163)
Net transfers (to) from separate accounts	228	121	(152)
Commissions, expenses and taxes paid	(3,080)	(2,614)	(2,827)

Net cash provided by operating activities	9,611	10,545	10,180

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	44,511	45,185	37,266
Common and preferred stocks	2,750	3,548	2,084
Mortgage loans	2,581	3,023	1,924
Real estate	284	238	209
Other investments	2,193	1,574	1,892

Subtotal proceeds from investments	52,319	53,568	43,375

Cost of investments acquired:
Bonds	(50,472)	(51,042)	(42,795)
Common and preferred stocks	(3,564)	(3,540)	(2,478)
Mortgage loans	(4,096)	(5,040)	(5,031)
Real estate	(148)	(592)	(356)
Other investments	(4,416)	(2,676)	(3,465)

Subtotal cost of investments acquired	(62,696)	(62,890)	(54,125)

Net inflows of policy loans	74	253	3

Net cash applied to investing activities	(10,303)	(9,069)	(10,747)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	1,198	-	-
Net inflows (outflows) on deposit-type contracts	(220)	(223)	(298)
Other cash provided (applied)	(117)	(406)	(266)

Net cash provided by (applied to) financing and miscellaneous sources	861	(629)	(564)

Net increase (decrease) in cash and short-term investments	169	847	(1,131)
Cash and short-term investments, beginning of year	2,300	1,453	2,584

Cash and short-term investments, end of year	$2,469	$2,300	$1,453

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Cash Flows (supplemental)

(in millions)

	For the years ended December 31,
	2017	2016	2015
Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the statements of cash flows:

Operating:
Dividends used to pay premiums and loans	$5,025	$5,428	$5,305
Capitalized interest and payment in-kind investment income	729	727	845
Employee benefit and compensation plan expenses	129	196	154
Other policyowner contract activity	207	188	167

Investing:
Bond forward commitments	-	-	6,225
Bond refinancings and exchanges	1,826	1,985	1,757
Net asset transfers with affiliated entities	803	935	365
Mortgage loan refinancings and transfers	845	918	914
Net policy loan activity	303	342	355
Net premium loan activity	48	94	140
Other invested asset exchanges	88	78	131
Common stock exchanges	93	33	171
Real estate asset exchanges	-	7	-

Financing and Miscellaneous:

Deposit-type contract deposits and interest credited	439	512	389

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

1.	Basis of Presentation

The accompanying statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the Company). The Company offers life, annuity and disability insurance products to the personal, business and estate markets throughout the United States of America.

As part of an affiliated reinsurance agreement, the Company assumes all of the risks associated with the long-term care policies issued by its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (NLTC). See Note 9 for more information regarding reinsurance and its impacts on the Company’s financial statements.

These financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting or SAP), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statements of operations, are defined differently, (5) majority-owned subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted and (8) “nonadmitted” assets, required for the statutory basis of accounting, are included in total assets. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 15 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies, and are reported at the unpaid principal balance. Policy loans earn interest at either a fixed rate or at a variable rate based on an election that is made by the policyowner when applying for their policy. If a variable rate is elected, the rate will be reset annually. The Company considers the unpaid principal balance of policy loans to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Cash and Short-term Investments

Short-term investments include securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in stated-rate investment options through the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 15 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI). These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 15 for more information regarding the Company’s reserves for policy benefits.

Policyowner Dividends

All life and disability insurance policies and certain annuity policies issued by the Company are participating. All long-term care insurance policies issued by NLTC are also participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, use them to reduce future premiums due, use them to purchase additional insurance benefits, use them to repay policy loans or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay renewal premiums are reported as premiums in the statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (IMR). The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (AVR). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from revenue in the statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with securities lending and interest expense related to the Company’s surplus notes. See Note 3 for more information regarding net investment income and securities lending and Note 14 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowances are recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, maturity, disability and long-term care benefits, as well as payments on supplementary contracts and income annuities that include life contingencies. Benefit payments on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from benefits in the statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

estimates from prior years. Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in net unrealized capital gains and losses in the statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the statements of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is recorded only if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are included in tax expense in the year that such determination is made by the Company. The Company reports interest accrued or released related to contingent tax liabilities in current income tax expense.

See Note 10 for more information on the Company’s income taxes.

Information Technology Equipment and Software

The cost of information technology (IT) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years using the straight-line method. IT equipment and operating software assets of $64 million and $43 million at December 31, 2017 and 2016, respectively, are included in other assets in the statements of financial position and are net of accumulated depreciation of $357 million and $326 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statements of financial position. These amounts were $280 million and $209 million at December 31, 2017 and 2016, respectively. Depreciation expense for IT equipment and software totaled $115 million, $88 million and $77 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statements of financial position. These amounts were $107 million and $56 million at December 31, 2017 and 2016, respectively. Depreciation expense for furniture, fixtures and equipment totaled $12 million, $8 million and $8 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses, as reported in the statements of operations, are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary valuation adjustments.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Unrealized capital gains and losses include changes in the fair value of common and preferred stocks, other equity investments and currency translation adjustments on foreign-denominated bonds and are reported net of any related changes in deferred taxes. Changes in the Company’s equity method share of the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Changes in unrealized capital gains and losses are reported in the statements of changes in surplus and are net of tax. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation) and certain equity-method investments for which audits are not performed are excluded from assets and surplus in the statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company invests in bonds, mortgage loans, equities and other investments denominated in foreign currencies. Investments denominated in a foreign currency are translated to U.S. dollars at each reporting date using then-current foreign currency exchange rates. Translation gains or losses relating to fluctuations in exchange rates are reported as a change in net unrealized capital gains and losses until the related investment is sold or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are translated to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2017 through February 15, 2018, the date these financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that no events subsequent to December 31, 2017 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

3.	Investments

Bonds

The Securities Valuation Office (SVO) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related credit ratings. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost less any other-than-temporary valuation adjustment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 15 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Statement value and fair value of bonds at December 31, 2017 and 2016, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2017	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$5,044	$328	$(12)	$5,360
States, territories and possessions	642	131	(1)	772
Special revenue and assessments	35,321	678	(351)	35,648
All foreign governments	1,694	60	(5)	1,749
Hybrid securities	384	33	-	417
SVO identified funds	12	-	-	12
Industrial and miscellaneous	103,848	4,527	(358)	108,017

Total bonds	$146,945	$5,757	$(727)	$151,975

December 31, 2016	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$5,482	$315	$(39)	$5,758
States, territories and possessions	661	116	(7)	770
Special revenue and assessments	34,783	686	(440)	35,029
All foreign governments	935	24	(21)	938
Hybrid securities	342	20	(23)	339
SVO identified funds	17	1	-	18
Industrial and miscellaneous	97,575	3,600	(1,269)	99,906

Total bonds	$139,795	$4,762	$(1,799)	$142,758

Bonds classified by the NAIC as special revenue and assessments primarily consist of U.S. Government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by U.S. Government agencies.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Statement value of bonds by SVO rating category at December 31, 2017 and 2016 was as follows:

December 31, 2017	SVO Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Government	$5,044	$-	$-	$-	$-	$-	$5,044

States, territories and possessions	583	59	-	-	-	-	642

Special revenue and assessments	35,198	123	-	-	-	-	35,321

All foreign governments	464	1,135	79	16	-	-	1,694

Hybrid securities	-	207	177	-	-	-	384

SVO identified funds	-	12	-	-	-	-	12

Industrial and miscellaneous	50,910	39,285	5,914	5,268	2,454	17	103,848

Total bonds	$92,199	$40,821	$6,170	$5,284	$2,454	$17	$146,945

December 31, 2016	SVO Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Government	$5,482	$-	$-	$-	$-	$-	$5,482

States, territories and possessions	575	86	-	-	-	-	661

Special revenue and assessments	34,695	88	-	-	-	-	34,783

All foreign governments	313	574	42	6	-	-	935

Hybrid securities	116	62	164	-	-	-	342

SVO identified funds	-	-	-	17	-	-	17

Industrial and miscellaneous	43,839	39,717	5,918	5,761	2,092	248	97,575

Total bonds	$85,020	$40,527	$6,124	$5,784	$2,092	$248	$139,795

Based on statement value, 91% and 90% of the Company’s bond portfolio was rated either 1 or 2 (i.e., rated as investment grade) by the SVO at December 31, 2017 and 2016, respectively.

The Company’s bond investments include structured securities which include a significant concentration in residential mortgage-backed securities issued by U.S. Government agencies. Statement value and fair value of structured securities at December 31, 2017 and 2016, aggregated by investment grade or below investment grade (i.e., rated 3, 4, 5 or 6 by the SVO), were as follows:

December 31, 2017	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Residential mortgage-backed:

U.S. Government agencies	$33,223	$33,164	$-	$-	$33,223	$33,164

Other prime	384	385	2	2	386	387

Other below-prime	321	320	8	9	329	329

Commercial mortgage-backed:

U.S. Government agencies	221	227	-	-	221	227

Conduit	2,229	2,244	4	4	2,233	2,248

Re-REMIC	-	-	-	4	-	4

Other commercial mortgage-backed	45	46	-	-	45	46

Other asset-backed	7,658	7,749	77	78	7,735	7,827

Total structured securities	$44,081	$44,135	$91	$97	$44,172	$44,232

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

December 31, 2016	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Residential mortgage-backed:

U.S. Government agencies	$32,540	$32,485	$-	$-	$32,540	$32,485

Other prime	409	409	3	3	412	412

Other below-prime	173	172	10	12	183	184

Commercial mortgage-backed:

U.S. Government agencies	245	257	-	-	245	257

Conduit	2,101	2,114	29	22	2,130	2,136

Re-REMIC	141	144	2	3	143	147

Other commercial mortgage-backed	36	38	-	-	36	38

Other asset-backed	6,081	6,177	167	165	6,248	6,342

Total structured securities	$41,726	$41,796	$211	$205	$41,937	$42,001

Based on statement value, over 99% of the Company’s structured securities portfolio was rated as investment grade at each of December 31, 2017 and 2016.

The Company’s bond portfolio includes securities that are classified as structured notes, as defined by the Purposes and Procedures Manual of the NAIC Investment Analysis Office. None of these securities have provisions linked to real estate prices, indices or asset values. The Company’s holdings of structured notes at December 31, 2017 and 2016 are summarized below:

	December 31, 2017			December 31, 2016
Description	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)			($ in millions)

Treasury inflation protected securities	1	$129	$128	1	$128	$125

Structured notes	21	241	251	26	341	332

Statement value and fair value of bonds and short-term investments by contractual maturity at December 31, 2017 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement Value	Fair Value
	(in millions)

Due in one year or less	$5,335	$5,370

Due after one year through five years	33,535	34,348

Due after five years through ten years	41,341	42,485

Due after ten years	68,965	72,002

Total	$149,176	$154,205

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at the unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method. Affiliated mortgage loan investments were $133 million and $130 million at December 31, 2017 and 2016, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2017 and 2016 was as follows:

December 31, 2017	United States of America
	East	Midwest	South	West	Canada	Total
	(in millions)
Apartment	$4,221	$1,350	$2,371	$5,553	$-	$13,495
Office	4,089	946	1,588	3,432	-	10,055
Retail	2,837	590	2,156	2,064	-	7,647
Warehouse/Industrial	296	245	659	1,184	199	2,583
Other	327	214	676	753	-	1,970

Total	$11,770	$3,345	$7,450	$12,986	$199	$35,750

December 31, 2016	United States of America
	East	Midwest	South	West	Canada	Total
	(in millions)
Apartment	$3,935	$929	$2,187	$4,904	$-	$11,955
Office	3,880	980	1,704	3,525	-	10,089
Retail	3,042	603	2,264	1,992	-	7,901
Warehouse/Industrial	247	249	644	1,060	198	2,398
Other	350	189	655	661	-	1,855

Total	$11,454	$2,950	$7,454	$12,142	$198	$34,198

The table below summarizes the December 31, 2017 statement values, by contractual maturity, of mortgage loans where the Company is the sole lending party or has a co-lending or participant arrangement in place with an unaffiliated third party. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment fees.

	Sole Lender	Co-lending or Participant Arrangement	Statement Value
	(in millions)
Due in one year or less	$1,853	$105	$1,958
Due after one year through two years	750	140	890
Due after two years through five years	6,923	910	7,833
Due after five years through eight years	9,994	2,124	12,118
Due after eight years	12,613	338	12,951

Total	$32,133	$3,617	$35,750

All mortgage loans were current on contractual interest and principal payments at each of December 31, 2017 and 2016. The maximum and minimum interest rates for mortgage loans originated during 2017 were 5.75% and 2.97%, respectively, while these rates during 2016 were 6.00% and 2.48%, respectively. The aggregate weighted-average ratio of amounts loaned to the fair value of collateral (“loan-to-value ratio”) for mortgage loans originated or refinanced during 2017 and 2016 was 56% and 59%, respectively, with a maximum of 79% and 100% for any single loan during 2017 and 2016, respectively. Loans with a 100% loan-to-value (LTV) ratio at origination are made on a very limited basis and generally represent construction loans on build-to-suit properties. These loans are expected to be refinanced with conventional

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

mortgage loans having a LTV ratio between 50% and 70% upon completion of construction. At December 31, 2017 and 2016, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 51% and 53%, respectively.

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2017 and 2016 was as follows:

December 31, 2017	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$4,467	$8,893	$135	$-	$13,495
Office	5,243	4,391	414	7	10,055
Retail	4,540	2,828	213	66	7,647
Warehouse/Industrial	1,137	1,161	285	-	2,583
Other	567	1,385	-	18	1,970

Total	$15,954	$18,658	$1,047	$91	$35,750

December 31, 2016	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$4,001	$7,635	$211	$108	$11,955
Office	4,618	4,998	310	163	10,089
Retail	4,117	3,483	301	-	7,901
Warehouse/Industrial	879	1,184	250	85	2,398
Other	389	1,430	15	21	1,855

Total	$14,004	$18,730	$1,087	$377	$34,198

The aggregate statement value of mortgage loans with LTV ratios in excess of 100% was $15 million and $12 million at December 31, 2017 and 2016, respectively.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 15 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a request by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, the statutory basis of accounting requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company recognized no capital losses related to

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

troubled debt restructuring of mortgage loans for the years ended December 31, 2017, 2016 and 2015, respectively. At December 31, 2017 and 2016, the Company had $23 million and $26 million, respectively, of principal outstanding on mortgage loans that were considered “restructured.”

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in net unrealized capital gains and losses in the statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company reported a $2 million mortgage loan valuation allowance at December 31, 2017 on one mortgage with an aggregate statement value of $21 million. The Company had no mortgage loan valuation allowance at December 31, 2016.

During 2016, the Company had one foreclosed mortgage loan with a statement value of $76 million that was moved into the real estate portfolio at a statement value of $76 million.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $5,665 million and $4,051 million included in the statements of financial position at December 31, 2017 and 2016, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is primarily determined using a sponsor valuation or market comparables approach. The equity method is generally used to report investments in common stock of unconsolidated subsidiaries. See Note 15 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated 1, 2 or 3 by the SVO are reported at amortized cost. Preferred stocks rated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. At December 31, 2017 and 2016, the statements of financial position included $264 million and $205 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily determined using a sponsor valuation or market comparables approach. See Note 15 for more information regarding the fair value of the Company’s investments in preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income.

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2017 and 2016 was as follows:

December 31, 2017	East	Midwest	South	West	Total
	(in millions)
Apartment	$295	$97	$201	$525	$1,118
Office	15	715	132	18	880
Warehouse/Industrial	101	-	-	189	290
Other	28	-	13	27	68

Total	$439	$812	$346	$759	$2,356

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

December 31, 2016	East	Midwest	South	West	Total
	(in millions)
Apartment	$295	$28	$233	$523	$1,079
Office	15	727	218	40	1,000
Warehouse/Industrial	104	30	-	186	320
Other	27	-	13	29	69

Total	$441	$785	$464	$778	$2,468

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $682 million and $671 million at December 31, 2017 and 2016, respectively. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (JVs) and limited liability companies (LLCs). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. The aggregate statement value of other investments held indirectly through non-insurance investment holding companies was $7.8 billion and $7.1 billion at December 31, 2017 and 2016, respectively. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The statement value of other investments held directly or indirectly by the Company at December 31, 2017 and 2016 was as follows:

	December 31,
	2017	2016
	(in millions)
Securities partnerships and LLCs	$5,488	$4,457
Bonds	3,141	3,308
Real estate JVs, partnerships and LLCs	1,666	1,489
Common and preferred stocks	1,135	1,008
Real estate	635	712
Low income housing tax credit properties	527	534
Derivative instruments	434	781
Cash and short-term investments	337	371
Leveraged leases	131	158
Other assets, net	1,171	645

Total	$14,665	$13,463

For securities partnerships and LLCs, bonds, common and preferred stocks, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate related investments (including JVs, partnerships and LLCs), tax credit properties and leveraged leases, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 12 years of unexpired credits at each of December 31, 2017 and 2016. The required holding period for tax credit properties is 15 years. The amount of tax credits and other tax benefits recognized during 2017 and 2016 were $107 million and $108 million, respectively. See Note 10 for more information regarding the Company’s use of tax credits.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

See Note 4 for more information regarding the Company’s use of derivatives.

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (SCAs) are reported in the statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2017 and 2016, the value of wholly-owned SCA investments were as follows:

	December 31, 2017			December 31, 2016
	Investment in SCA	Nonadmitted Asset	Statement Value	Investment in SCA	Nonadmitted Asset	Statement Value
	(in millions)			(in millions)
NM Wealth Management Company	$154	$-	$154	$140	$-	$140
NM Capital, Limited	2	2	-	2	2	-
Bradford, Inc.	1	1	-	1	1	-

Total common stock SCAs [1]	157	3	154	143	3	140

NML Securities Holdings, LLC	4,861	-	4,861	4,039	-	4,039
NML Real Estate Holdings, LLC	1,355	-	1,355	1,033	-	1,033
NM Investment Holdings, LLC	1,251	-	1,251	1,455	-	1,455
NM Pebble Valley, LLC	160	-	160	207	-	207
NM Investment Services, LLC	153	-	153	73	-	73
NM Planning, LLC	136	136	-	204	-	204
NM GP Holdings, LLC	63	9	54	58	7	51
NM Investment Management Company, LLC	44	44	-	41	41	-
Mason Street Advisors, LLC	30	30	-	25	25	-
GRO-SUB, LLC	1	1	-	1	1	-
GRO, LLC	1	1	-	-	-	-
NM Career Distribution Holdings, LLC	-		-	-	-	-

Total other investment SCAs [2]	8,055	221	7,834	7,136	74	7,062

Total investments in SCAs	$8,212	$224	$7,988	$7,279	$77	$7,202

1 Reported in common and preferred stocks in the statements of financial position.

2 Reported in other investments in the statements of financial position.

Investment filings for all common stock SCAs were submitted to the NAIC during 2017. In all cases, the NAIC accepted the statement value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Net Investment Income

The sources of net investment income for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,
	2017	2016	2015
	(in millions)

Bonds	$5,738	$5,695	$5,759
Mortgage loans	1,590	1,592	1,535
Policy loans	1,149	1,160	1,155
Common and preferred stocks	118	138	133
Real estate	276	277	230
Other investments	1,216	1,273	1,063
Amortization of IMR	162	155	211

Gross investment income	10,249	10,290	10,086
Less: investment expenses	708	685	620

Net investment income	$9,541	$9,605	$9,466

For the year ended December 31, 2017, bond investment income includes $77 million of prepayment fees generated as result of 170 securities sold, disposed, or otherwise redeemed as a result of a callable feature. Accrued investment income more than ninety days past due is a nonadmitted asset. Changes in the nonadmitted amount are reported as direct adjustments to surplus in the statements of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made.

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the year ended			For the year ended			For the year ended
	December 31, 2017			December 31, 2016			December 31, 2015
			Net			Net			Net
			Realized			Realized			Realized
	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains
	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)
	(in millions)			(in millions)			(in millions)

Bonds	$755	$(543)	$212	$1,352	$(1,109)	$243	$559	$(869)	$(310)

Common and preferred stocks	363	(29)	334	304	(357)	(53)	218	(273)	(55)

Mortgage loans	2	(5)	(3)	-	(3)	(3)	-	(2)	(2)

Real estate	101	-	101	96	(53)	43	123	(1)	122

Other investments	692	(786)	(94)	575	(722)	(147)	577	(523)	54

Subtotal	$1,913	$(1,363)	550	$2,327	$(2,244)	83	$1,477	$(1,668)	(191)

Less: IMR net gains (losses) before taxes			389			415			(258)

Less: Capital gains tax (benefit) expense			68			(117)			112

Net realized capital gains (losses)			$93			$(215)			$(45)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $31 billion, $32 billion, and $25 billion for the years ended December 31, 2017, 2016 and 2015, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary valuation adjustment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,
	2017	2016	2015
Bonds, common and preferred stocks:	(in millions)

Structured securities	$(1)	$(54)	$(1)
Financial services	(1)	(17)	(4)
Consumer discretionary	(63)	(14)	(35)
Industrials	(53)	(9)	(7)
Energy	(39)	(20)	(48)
Basic materials	(7)	(39)	-
Other	-	-	(1)

Subtotal	(164)	(153)	(96)
Real estate	-	(52)	-
Other investments:
Real estate JVs	(27)	(4)	(12)
Securities partnerships	(53)	(61)	(40)
Energy and transportation	-	(5)	-

Subtotal	(80)	(70)	(52)

Total	$(244)	$(275)	$(148)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

In addition to the realized capital losses above, $30 million, $60 million and $16 million of other-than-temporary valuation adjustments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2017, 2016 and 2015, respectively. The decline in the Company’s equity in these subsidiaries resulting from these valuation adjustments is reported in changes in net unrealized capital gains and losses in the statements of changes in surplus.

At December 31, 2017, the Company continued to hold structured securities with aggregate statement values and fair values of $13 million and $18 million, respectively, for which other-than-temporary valuation adjustments had been recognized. Other-than-temporary valuation adjustments on loan-backed and structured securities for the years ended December 31, 2017, 2016 and 2015, including the circumstances of the adjustment, were as follows:

	For the years ended December 31,
	2017	2016	2015
	(in millions)
Intent to sell	$-	$-	$-
Present value of cash flows expected to be collected is less than amortized cost basis	(1)	(54)	(1)

Total	$(1)	$(54)	$(1)

Unrealized Capital Gains and Losses

Changes in net unrealized capital gains and losses for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,
	2017	2016	2015
	(in millions)
Bonds	$564	$(313)	$(172)

Common and preferred stocks	529	348	(166)

Mortgage loans	13	9	(38)

Other investments	(230)	(267)	-

Subtotal	876	(223)	(376)

Change in deferred taxes	(54)	(103)	144

Change in net unrealized capital gains and losses	$822	$(326)	$(232)

Unrealized capital gains and losses include changes in the fair value of common and some preferred stocks and other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans and are reported net of any related changes in deferred taxes in the statements of changes in surplus. Changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated subsidiaries are also reported as changes in unrealized capital gains and losses. The Company’s share of the earnings or losses of these investments is reported as a change in unrealized capital gains and losses when earned under the equity method of accounting. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed. Changes in net unrealized capital gains and losses for the years ended December 31, 2017, 2016 and 2015 included the reversal of previously unrealized capital gains of $(489) million, $(787) million and $(371) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2017 and 2016 were as follows:

	December 31, 2017
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$27,285	$27,056	$(229)	$21,623	$20,976	$(647)
Common and preferred stocks	648	585	(63)	157	138	(19)

Total	$27,933	$27,641	$(292)	$21,780	$21,114	$(666)

	December 31, 2016
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$51,941	$50,337	$(1,604)	$6,004	$5,206	$(798)
Common and preferred stocks	667	636	(31)	87	73	(14)

Total	$52,608	$50,973	$(1,635)	$6,091	$5,279	$(812)

All of these bonds were current on contractual interest and principal payments at December 31, 2017. Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances.

At December 31, 2017 and 2016, unrealized capital losses on structured securities in a loss position for greater than 12 months were $319 million and $52 million, respectively, while unrealized capital losses on structured securities in a loss position for less than 12 months were $66 million and $440 million, respectively.

For securities without a full SVO credit analysis performed, the statutory basis of accounting allows the Company to assign a NAIC designation of 5* to such securities for reporting purposes. At December 31, 2017 and 2016, the statement and fair values of NAIC 5* securities were as follows:

	December 31,
	2017			2016

	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value

	($ in millions)

Bonds	57	$1,399	$1,430	26	$537	$519
Loan-backed and structured securities	5	1	1	4	-	-
Preferred stock	6	90	96	4	55	55

Total	68	$1,490	$1,527	34	$592	$574

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

At December 31, 2017 and 2016, the aggregate statement value of general account loaned securities was $890 million and $930 million, respectively, and are reported as other liabilities in the statements of financial position. The aggregate fair value of these loaned securities was $894 million and $921 million at December 31, 2017 and 2016, respectively. All of the securities on loan at December 31, 2017 and 2016 were bonds and were loaned with open terms. There were no securities on loan within the separate accounts at either December 31, 2017 or 2016.

The Company manages counterparty and other risks associated with its securities lending program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 102% of the fair value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received. At December 31, 2017 and 2016, reinvested securities lending collateral held by the Company was $920 million and $949 million, respectively, which is reported at amortized cost.

The amortized cost, fair value and remaining term to maturity of reinvested securities lending collateral held by the Company at December 31, 2017 and 2016 were as follows:

	December 31,
	2017		2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)

30 days or less	$477	$477	$443	$443

31-60 days	100	100	101	101

61-90 days	53	53	24	24

91-120 days	-	-	19	19

121-180 days	75	75	144	144

181-365 days	100	100	188	189

1-2 years	115	116	30	30

Total	$920	$921	$949	$950

At December 31, 2017, the statement of financial position included $374 million in bonds and $546 million in cash and short-term investments related to the collateral assets summarized above. At December 31, 2016, the statement of financial position included $305 million in bonds and $644 million in cash and short-term investments related to these collateral assets.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with counterparties in connection with securities lending and derivative transactions.

At December 31, 2017 and 2016, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. See Note 4 for more information regarding the Company’s derivative portfolio.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The statement value of restricted assets at December 31, 2017 and 2016, summarized by type of restriction, was as follows:

	December 31,
	2017	2016
	(in millions)

Securities lending	$890	$930

Derivative transactions	46	101

Securities on deposit with states	4	4

Total restricted assets	$940	$1,035

Collateral Assets Received

The statement and fair values of collateral received at December 31, 2017 and 2016 were as follows:

	December 31,		December 31,
	2017		2016
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)

Security lending collateral	$915	$915	$939	$939

Derivative collateral	138	138	644	644

Mortgage loan escrow	51	51	72	72

Real estate escrow and security deposits	8	8	7	7

Total collateral assets	$1,112	$1,112	$1,662	$1,662

At December 31, 2017 and 2016, derivative collateral received included $13 million and $10 million, respectively, related to separate accounts and the obligation to return this collateral is reported in separate account liabilities in the statements of financial position. The obligation to return all other collateral received is reported as other liabilities in the statements of financial position.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared, or executed in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

The Company may also use derivatives for income generation purposes. These instruments are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (i.e., at amortized cost or fair value). The premium received by the Company at the inception of the contract is deferred until the contract matures or is exercised by the counterparty or amortized over the life of the contract if the term of the derivative is greater than one year.

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company held $138 million and $644 million of cash collateral under its derivative collateral support arrangements at December 31, 2017 and 2016, respectively, including $13 million and $10 million, respectively, of derivative collateral related to the separate accounts. The collateral held in the general account is reported as cash and short-term investments in the statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. The collateral asset and related liability for collateral held by the separate accounts is reported in the separate account assets and liabilities, respectively, in the statements of financial position. The Company also held bond collateral with a fair value of $0 and $31 million at December 31, 2017 and 2016, respectively. Bonds held as collateral are not reported in the statements of financial position.

The Company posted $26 million and $65 million of bond collateral under futures agreements at December 31, 2017 and 2016, respectively, including $12 million and $21 million, respectively, of derivative collateral related to the separate accounts. The Company also posted $20 million and $36 million of bond collateral related to cleared derivative contracts at December 31, 2017 and 2016, respectively. Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as a receivable included in other investments in the statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow hedges, with the related derivative instrument reported at amortized cost in the statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness. For the years ended December 31, 2017 and 2016, no derivatives ceased to qualify for cash flow hedge accounting.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 12 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans denominated in foreign currencies over a period of up to 30 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Interest rate caps and floors are used to mitigate the asset/liability management risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s insurance and annuity products. Interest rate caps and floors entitle the Company to receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 10 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (TBA) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

Equity and fixed income total return swaps are used to mitigate market risk for investments in portfolios of common stocks, other equity securities, and fixed income investments. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between the return on a specified security, basket of securities or index and a specified short-term funding rate, typically London Interbank Offered Rate (LIBOR) plus or minus a spread, applied to the notional amount of the contract.

Equity index futures are used to mitigate market risk for investments in portfolios of common stock. Equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific bond issuers. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Income Generation

Equity options are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. For written call options the Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a specified price at any time during the term of the contract. For purchased put options the Company pays a cash premium at the inception of the contract and has the right (but not the obligation) to sell the underlying security at a specified price at any time during the term of the contract. Equity options are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the contracts mature or are exercised, at which time a realized capital gain or loss is recognized. The Company did not have any open equity option contracts as of December 31, 2017 and 2016.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The effects of the Company’s use of derivative instruments on the statements of financial position at December 31, 2017 and 2016 were as follows:

	December 31, 2017
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$600	$4	$-	$36	$-

Interest rate swaps	25	-	-	-	-

Foreign exchange contracts:

Foreign currency swaps	6,987	335	(222)	236	(355)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	789	6	-	6	-

Interest rate floors	200	18	-	18	-

Interest rate swaps	800	4	-	4	-

Swaptions	3,390	57	-	57	-

Fixed income futures	622	-	-	-	-

Fixed income forwards	2,039	4	-	4	-

Foreign exchange contracts:

Foreign currency forwards	955	6	(16)	6	(16)

Equity contracts:

Equity total return swaps	-	-	-	-	-

Equity index futures	-	-	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-	-	-

Credit contracts:

Purchased credit default swaps	-	-	-	-	-

Income generation:

Equity options	-	-	-	-	-

Total derivatives		$434	$(238)	$367	$(371)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	December 31, 2016
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)

Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$600	$5	$-	$52	$-

Interest rate swaps	77	-	-	2	-

Foreign exchange contracts:

Foreign currency swaps	4,712	639	(5)	524	(51)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	555	11	-	11	-

Interest rate floors	200	18	-	18	-

Interest rate swaps	800	1	(1)	1	(1)

Swaptions	3,240	82	-	82	-

Fixed income futures	994	-	-	-	-

Fixed income forwards	946	6	(1)	6	(1)

Foreign exchange contracts:

Foreign currency forwards	666	19	(6)	19	(6)

Equity contracts:

Equity total return swaps	84	-	(1)	-	(1)

Equity index futures	97	-	-	-	-

Fixed contracts:

Fixed income total return swaps	50	-	-	-	-

Credit contracts:

Purchased credit default swaps	73	-	-	-	-

Income generation:

Equity options	-	-	-	-	-

Total derivatives		$781	$(14)	$715	$(60)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The effects of the Company’s use of derivative instruments on the statements of operations and changes in surplus for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the year ended December 31, 2017

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$12

Interest rate swaps	-	-	2

Foreign exchange contracts:

Foreign currency swaps	(522)	24	69

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(6)	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	4	-	(8)

Swaptions	(28)	-	(9)

Fixed income futures	(4)	10	-

Fixed income forwards	(1)	6	-

Foreign exchange contracts:

Foreign currency forwards	(21)	(26)	-

Equity contracts:

Equity total return swaps	1	(5)	-

Equity index futures	1	1	-

Fixed contracts:

Fixed income total return swaps	-	1	-

Credit contracts:

Purchased credit default swaps	-	-	-

Income generation:

Equity options	-	-	-

Total derivatives	$(575)	$11	$65

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	For the year ended December 31, 2016

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$16

Interest rate swaps	-	-	3

Foreign exchange contracts:

Foreign currency swaps	277	29	50

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	2	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	7	-	(12)

Swaptions	16	(1)	(9)

Fixed income futures	-	(4)	-

Fixed income forwards	5	(5)	-

Foreign exchange contracts:

Foreign currency forwards	10	(7)	-

Equity contracts:

Equity total return swaps	7	(37)	-

Equity index futures	(1)	13	-

Fixed contracts:

Fixed income total return swaps	-	-	2

Credit contracts:

Purchased credit default swaps	-	-	-

Income generation:

Equity options	-	(2)	-

Total derivatives	$324	$(14)	$49

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	For the year ended December 31, 2015

	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$23

Interest rate swaps	-	-	4

Foreign exchange contracts:

Foreign currency swaps	209	2	31

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(1)	-	(1)

Interest rate floors	1	-	-

Interest rate swaps	(2)	(10)	(5)

Swaptions	(9)	-	(9)

Fixed income futures	54	(7)	-

Fixed income forwards	-	2	-

Foreign exchange contracts:

Foreign currency forwards	(66)	126	-

Equity contracts:

Equity total return swaps	(8)	5	-

Equity index futures	2	4	-

Fixed contracts:

Fixed income total return swaps	-	-	-

Credit contracts:

Purchased credit default swaps	1	-	(1)

Income generation:

Equity options	-	(1)	-

Total derivatives	$181	$121	$42

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2017 and 2016 were as follows:

	December 31,
	2017	2016
	(in millions)

Life insurance reserves	$171,792	$164,505
Annuity reserves	9,208	8,589
Deposit funds	3,266	3,049
Disability and long-term care unpaid claims and claim reserves	4,939	4,753
Disability and long-term care active life reserves	6,074	5,587

Total reserves for policy benefits	$195,279	$186,483

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the OCI and are computed in accordance with standard actuarial methodology based on the Commissioners’ Reserve Valuation Method (CRVM) or the net level premium method. The reserves are based on assumptions for interest, mortality and other risks insured.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

As of December 31, 2017, the Company had $1.8 trillion of total life insurance in force, including $23.1 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Additional premiums or charges are assessed for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Annuity Reserves and Deposit Funds

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners’ Annuity Reserve Valuation Method (CARVM), Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments. Changes in future policy benefit reserves on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the statements of operations.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Deposit funds primarily represent reserves for supplementary annuity contracts without life contingencies and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a payment plan consisting of a series of scheduled payments. If the beneficiary does not affirmatively choose a payment plan, the proceeds are automatically paid to the beneficiary in a single lump sum.

Prior to November 1, 2013, beneficiaries of the Company’s life insurance policies also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds. Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. The total reserve liability for Northwestern Access Fund account balances held by the Company was $369 million and $403 million at December 31, 2017 and 2016, respectively. Accounts were credited with interest at annual rates ranging from 0.23% to 3.50% and 0.06% to 3.50% during 2017 and 2016, respectively. The crediting interest rates changed 32 times and 20 times during 2017 and 2016, respectively.

At December 31, 2017 and 2016, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	December 31,

	General Account		Separate Accounts		Total

	2017	2016	2017	2016	2017	2016

	(in millions)

Subject to discretionary withdrawal

- with market value adjustment	$276	$372	$-	$-	$276	$372

- at book value less surrender charge of 5% or more	74	139	-	-	74	139

- at fair value	-	-	19,449	17,162	19,449	17,162

- at book value without adjustment	5,043	4,934	-	-	5,043	4,934

Not subject to discretionary withdrawal	7,081	6,193	5,390	4,800	12,471	10,993

Total annuity reserves and deposit funds	$12,474	$11,638	$24,839	$21,962	$37,313	$33,600

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability and long-term care policies are based on the present value of expected benefit payments. Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.9 billion and $4.8 billion at December 31, 2017 and 2016, respectively. Changes in these reserves for the years ended December 31, 2017 and 2016 were as follows:

	For the years ended December 31,
	2017	2016

	(in millions)

Balance at January 1	$4,753	$4,668

Incurred related to:

Current year	793	742

Prior years	63	(25)

Total incurred	856	717

Paid related to:

Current year	(33)	(32)

Prior years	(637)	(600)

Total paid	(670)	(632)

Balance at December 31	$4,939	$4,753

Changes in reserves for incurred claims related to prior years are generally the result of differences between assumed claim experience at the time reserves were originally estimated and subsequent actual claim experience.

Active life reserves are based on the net level premium method for disability policies issued prior to 1987 and the two-year preliminary term method for those issued after 1987. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience.

Additional Actuarial Reserves

Each year, the Company must perform asset adequacy testing (AAT) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. At December 31, 2017 and 2016, reserves required as a result of AAT were as follows:

	December 31,
	2017	2016
	(in millions)

Long-term care insurance	$-	$265
Annuities and deposit funds	155	100
Life insurance	2	2

Total reserves	$157	$367

Statutory Minimum Reserves

The Company has the option to establish reserves for policy benefits using a standard of valuation that produces higher reserves than those calculated according to the minimum standard provided in the statutory regulations. For contracts issued January 1, 2001 and later, excess reserves over the statutory minimums were $433 million and $403 million at December 31, 2017 and 2016, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the statements of financial position.

Deferred and uncollected premiums at December 31, 2017 and 2016 were as follows:

	December 31, 2017		December 31, 2016
	Gross	Net	Gross	Net
	(in millions)

Ordinary new business	$249	$90	$257	$98

Ordinary renewal	2,674	2,171	2,557	2,082

Total deferred and uncollected premiums	$2,923	$2,261	$2,814	$2,180

7.	Separate Accounts

Separate account liabilities by withdrawal characteristic at December 31, 2017 and 2016 were as follows:

	Variable Life		Variable Annuities		Total

	December 31,

	2017	2016	2017	2016	2017	2016

	(in millions)	(in millions)

Subject to discretionary withdrawal	$7,514	$6,504	$19,449	$17,162	$26,963	$23,666

Not subject to discretionary withdrawal	-	-	5,390	4,800	5,390	4,800

Total separate account reserves	$7,514	$6,504	$24,839	$21,962	32,353	28,466

Non-policy liabilities					109	93

Total separate account liabilities					$32,462	$28,559

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (GMDB) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2017 and 2016 was $31 million and $49 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. These benefits are only available upon the death of the annuitant or insured, and reserves for these benefits are based upon NAIC-prescribed actuarial methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $5 million and $13 million attributable to GMDB at December 31, 2017 and 2016, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.7 billion and $1.6 billion for the years ended December 31, 2017 and 2016, respectively. These amounts are reported as premiums in the statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the statements of operations.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to (from) separate accounts in the statements of operations for the years ended December 31, 2017 and 2016.

	For the years ended December 31,
	2017	2016	2015

	(in millions)

From Separate Account Annual Statement:

Transfers to separate accounts	$1,726	$1,714	$1,946

Transfers from separate accounts	(1,955)	(1,832)	(1,796)

Net transfers to (from) separate accounts	$(229)	$(118)	$150

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2017 and 2016 and does not expect to make a contribution to the plans during 2018.

The Company’s defined benefit pension plans for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was frozen as of December 31, 2013 and one that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula remain available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of December 31, 2013. Employees or financial representatives hired or contracted after that date are not eligible for coverage under the postretirement health plans.

The Company amended the employee postretirement health plan during 2016 to transition Medicare-eligible retirees and their dependents to health care options provided under an independent third-party health care marketplace (“marketplace”). Retirees and dependents that are not yet Medicare-eligible retain the historical health care benefits offered by the Company. Medicare-eligible retirees and dependents are provided with a pre-funded retiree health reimbursement account and access to third-party advisors to purchase health benefits through the marketplace. Non-Medicare-eligible retirees and dependents are provided premium assistance based on the retirees’ years of service with the Company. The Company pays the entire cost of retiree life insurance coverage.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2017 and 2016, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2017	2016	2017	2016
	(in millions)

Fair value of plan assets at January 1	$4,459	$4,144	$75	$72

Changes in plan assets:

Actual return on plan assets	684	426	12	7

Actual plan benefits paid	(131)	(111)	(5)	(4)

Fair value of plan assets at December 31	$5,012	$4,459	$82	$75

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices.

The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2017 and 2016 were as follows:

	Target		Actual
	Allocation		Allocation

	2017	2016	2017	2016
Bonds	56%	49%	55%	50%
Equity investments	43%	50%	44%	48%
Other investments	1%	1%	1%	2%

Total assets	100%	100%	100%	100%

At each of December 31, 2017 and 2016, other investments were comprised of cash and short-term investments.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Benefit Plan Obligations

Aggregate projected benefit obligations (PBOs) of the defined benefit pension plans and postretirement benefit plans at December 31, 2017 and 2016 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2017	2016	2017	2016
	(in millions)
Projected benefit obligation at January 1	$4,879	$4,588	$728	$811

Changes in benefit obligation:
Service cost of benefits earned	128	120	22	22
Interest cost on projected obligations	179	194	23	30
Projected gross plan benefits paid	(142)	(128)	(21)	(25)
Projected Medicare Part D reimbursement	-	-	-	2
Experience (gains)/losses	318	93	(19)	(13)
Plan amendments and other	11	12	(9)	(99)

Projected benefit obligation at December 31	$5,373	$4,879	$724	$728

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, the PBO includes assumptions for future compensation increases for active participants. The accumulated benefit obligation (ABO) is similar to the PBO, but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $5.0 billion and $4.6 billion for the years ended December 31, 2017 and 2016, respectively. Experience (gains)/losses for the year ended December 31, 2017 primarily reflect the impact of changes in the PBO discount rate. Experience (gains)/losses for the year ended December 31, 2016 primarily reflect the impact of changes in the PBO discount rate and adjustments to mortality assumptions.

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2017 and 2016 and the net periodic benefit cost for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2017	2016		2017	2016
Projected benefit obligation:
Weighted average discount rate	3.57%	4.10%		3.56%	4.10%
Annual increase in compensation	3.75%	3.75%		3.75%	3.75%

	Defined Benefit Plans			Postretirement Benefit Plans
	2017	2016	2015	2017	2016	2015
Net periodic benefit cost:
Weighted average discount rate	4.10%	4.30%	4.00%	4.10%	4.30%	4.00%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.50%	6.50%	6.50%	6.50%	6.50%	6.50%

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, third-party capital market expectations and the long-term target asset allocation.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The PBO for postretirement benefits at December 31, 2017 assumed an annual increase in future retiree medical costs of 6.0%, grading down to 5.0% over two years and remaining level thereafter. At December 31, 2016, the comparable assumption was for an annual increase in future retiree medical costs of 6.5% grading down to 5.0% over three years and remaining level thereafter. A greater increase in the assumed health care cost trend of 1.0% in each year would increase the accumulated postretirement benefit obligation at December 31, 2017 by $11 million and net periodic postretirement benefit expense for the year ended December 31, 2017 by $1 million. A decrease in the assumed health care cost trend of 1.0% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2017 and net periodic postretirement benefit expense for the year ended December 31, 2017 by the same amounts. Effective January 1, 2019, the Company’s exposure to medical inflation will be limited to a maximum annual increase of 3% with any annual increase in excess of that rate passed on to the plan’s participants in the form of increased premiums.

Benefit Plan Funded Status

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2017 and 2016.

	Defined Benefit Plans		Postretirement Benefit Plans

	2017	2016	2017	2016

	(in millions)

Fair value of plan assets	$5,012	$4,459	$82	$75

Projected benefit obligation	5,373	4,879	724	728

Funded status	(361)	(420)	(642)	(653)

Nonadmitted asset	(677)	(504)	-	-

Financial statement liability	$(1,038)	$(924)	$(642)	$(653)

The PBO for defined benefit plans above included $1,038 million and $924 million related to nonqualified, unfunded plans at December 31, 2017 and 2016, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 116% and 113% of the projected benefit obligations of these plans at December 31, 2017 and 2016, respectively.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other in the statements of changes in surplus. Aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2017 and 2016:

	For the year ended December 31, 2017

	Defined Benefit Plans			Postretirement Benefit Plans

	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits
	(in millions)

Balance at January 1	$(1,260)	$250	$323	$(113)	$(65)

Amortization from surplus into net periodic benefit cost	54	(25)	(9)	-	5

Changes in plan assets and benefit obligations recognized in surplus	55	(10)	-	36	-

Balance at December 31	$(1,151)	$215	$314	$(77)	$(60)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	For the year ended December 31, 2016

	Defined Benefit Plans			Postretirement Benefit Plans

	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits
	(in millions)

Balance at January 1	$(1,382)	$277	$347	$(133)	$(154)

Amortization from surplus into net periodic benefit cost	66	(25)	(24)	4	6

Changes in plan assets and benefit obligations recognized in surplus:	56	(2)	-	16	83

Balance at December 31	$(1,260)	$250	$323	$(113)	$(65)

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans

	2017	2016	2015	2017	2016	2015

	(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$128	$120	$117	$22	$22	$25

Interest cost on projected obligations	179	194	181	23	30	30

Amortization of experience losses	54	66	64	-	4	3

Amortization of prior service costs/(credits)	(25)	(25)	(14)	5	6	12

Amortization of initial net asset	(9)	(24)	(40)	-	-	-

Expected return on plan assets	(291)	(266)	(273)	(5)	(4)	(5)

Other	1	9	-	-	3	-

Net periodic benefit cost	$37	$74	$35	$45	$61	$65

The Company expects to increase (decrease) periodic benefit costs through the amortization of $41 million, $(25) million and $0 of defined benefit plan net experience losses, prior service credits and initial assets, respectively, into net periodic benefit cost during 2018. Amortization of postretirement plan net experience losses of $1 million and prior service costs of $5 million are also expected to increase net periodic benefit cost during 2018.

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2018 through 2027 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans

	(in millions)

2018	$149	$24

2019	166	26

2020	176	27

2021	185	28

2022	194	29

2023-2027	1,098	156

Total	$1,968	$290

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2017, 2016 and 2015, the Company expensed total contributions to these plans of $50 million, $48 million and $45 million, respectively.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding coverage to various reinsurers. In 1999, the Company ceased reinsuring new individual disability policies, but has maintained a portion of the reinsurance ceded on policies issued prior to 1999. The Company cedes 60% of the morbidity risk on group disability and group life policies.

Effective October 1, 2014, the Company entered into an affiliated reinsurance agreement with NLTC. Under this agreement, the Company assumed 100% of the net long-term care risks associated with NLTC’s in-force (as of the effective date of the agreement) and future policy issuances. At December 31, 2017 and 2016, the net amount due from NLTC under this agreement was $37 million and $35 million, respectively.

During 2017, the Company and NLTC amended the affiliated reinsurance agreement. Under the terms of the amendment, the Company assumed 100% of the risks associated with a block of long-term care business NLTC recaptured from an un-affiliated reinsurer. This transaction qualified for reinsurance accounting under the SSAP No. 61R – Life, Deposit-Type and Accident and Health Reinsurance, given the complete transfer of risk from NLTC.

As part of the reinsurance amendment, the Company received invested assets with a fair value of $228 million as consideration from NLTC. The consideration was reflected as an increase to premiums, unassigned surplus and other income of $167 million, $40 million and $21 million, respectively, in the statements of operations. In addition, reserves for policy benefits were increased by $167 million and IMR liabilities of $17 million were transferred to the Company and reported as an increase to commissions and operating expenses in the statements.

Amounts in the financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2017 and 2016 were reported net of ceded reserves of $1.7 billion and $1.6 billion, respectively. The Company has reinsured all risks disclosed in the financial statements under Actuarial Guideline 48.

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2017, 2016 and 2015 were as follows:

	For the years ended December 31,

	2017	2016	2015

	(in millions)

Direct premium revenue	$17,994	$18,237	$18,144
Premiums assumed	810	589	548
Premiums ceded	(907)	(911)	(905)

Premium revenue	$17,897	$17,915	$17,787

Direct benefit expense	$18,557	$19,019	$18,659

Benefits assumed	902	616	531

Benefits ceded	(656)	(671)	(645)

Total benefits	$18,803	$18,964	$18,545

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

In addition, the Company received $146 million, $149 million and $157 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2017, 2016 and 2015, respectively. These amounts are reported in other income in the statements of operations. For the years ended December 31, 2017, 2016 and 2015, the Company paid $119 million, $148 million and $154 million, respectively, in expense allowances on reinsurance assumed from NLTC.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2017 and 2016 that were considered by the Company to be uncollectible.

10.	Federal Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Bradford, Inc. and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	NM GP Holdings, LLC and subsidiaries
Northwestern Mutual MU TLD Registry, LLC	NM Pebble Valley, LLC
Northwestern Mutual Wealth Management Company	Northwestern Mutual Registry, LLC
NM Investment Holdings, LLC	LearnVest, Inc.
NM Investment Management Company, LLC	GRO, LLC and GRO-SUB, LLC
Northwestern Long Term Care Ins. Co	NM Career Distribution Holdings, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

On December 22, 2017, H.R. 1, informally known as the Tax Cuts and Jobs Act (the Act or Tax Reform) was signed into law, generally effective for tax years beginning on or after January 1, 2018. The Act reduced the maximum federal corporate income tax rate from 35% to 21%. The statutory basis of accounting requires the 21% corporate tax rate to be applied to deferred tax balances at December 31, 2017, which resulted in a net reduction to statutory surplus of $1.2 billion. The change in net deferred tax assets was reduced by $1.4 billion and the change in net unrealized capital gains and losses was increased by $0.2 billion in the statements of changes in surplus for the year ended December 31, 2017. The Company will benefit from the lower federal corporate income tax rate beginning in 2018.

The Act includes provisions that change tax-basis reserves for policy benefits for tax years beginning after December 31, 2017. This change in tax-basis reserves qualifies as a change in accounting method but was not reflected in the December 31, 2017 financial statements because policy-level impacts are still being analyzed and a reasonable estimate could not be determined. The impact of this change is expected to be an equal gross-up of reserve related deferred tax assets and liabilities.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The components of current income tax expense (benefit) in the statements of operations for the years ended December 31, 2017, 2016 and 2015 related to “ordinary” taxable income (loss) were as follows:

	For the years ended December 31,
	2017	2016	2015

	(in millions)

Tax payable on ordinary income	$40	$(10)	$68

Low income housing tax credits	(107)	(108)	(111)

Other tax credits	(21)	(37)	(21)

Increase (decrease) in contingent tax liabilities	(10)	(21)	10

Total current tax benefit	$(98)	$(176)	$(54)

In addition to current income tax benefit related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on “capital” gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax expense (benefit) of $136 million, $145 million and $(90) million was included in net IMR deferrals for the years ended December 31, 2017, 2016 and 2015, respectively. In addition, net realized capital gains and losses as reported in the statements of operations included current tax expense (benefit) of $68 million, $(117) million and $112 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The table below shows how the Company’s income tax benefit for the years ended December 31, 2017, 2016 and 2015 differs from the amount obtained by applying the statutory rate of 35% to net gain from operations after dividends to policyowners and before federal income taxes:

	For the years ended December 31,
	2017	2016	2015

	(in millions)

Provision computed at statutory rate	$482	$326	$210

Adjustments to the statutory rate:

Impact of tax reform - net deferred tax asset (excluding taxes on net unrealized capital gains)	1,406	-	-

Subsidiary distributions	(162)	(269)	(122)

Tax credits	(128)	(145)	(132)

Amortization of IMR	(57)	(54)	(75)

Dividends received deduction	(37)	(33)	(31)

Employee benefits	(24)	(15)	(24)

Deferred adjustments	(36)	12	9

Other	-	23	43

Total statutory income tax expense (benefit)	$1,444	$(155)	$(122)

Federal income tax expense (benefit) reported on statements of operations	$(98)	$(176)	$(54)

Capital gains tax expense, net of IMR transfers	204	28	22

Change in net deferred tax assets	1,338	(7)	(90)

Total statutory income tax expense (benefit)	$1,444	$(155)	$(122)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

During the year, the Company may make payments to or receive refunds from the Internal Revenue Service (IRS) for federal income taxes that are applicable to current or previous tax years. The Company made or received net income tax payments (refunds) of $356 million, $(50) million and $505 million to the IRS during the years ended December 31, 2017, 2016 and 2015, respectively.

Federal income taxes available for recoupment in the case of future tax losses are limited to amounts reported on previous tax returns. Total federal income taxes paid for tax years 2017, 2016 and 2015 that are available for recoupment are $360 million, $24 million and $211 million, respectively.

Federal income tax returns for 2007 and prior years are closed as to further assessment of tax. Federal income tax returns for 2008-2011 and 2013 were audited by the IRS and agreed to. The IRS did not audit the federal income tax return for 2012. Income taxes payable in the statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date.

Changes in contingent tax liabilities for the years ended December 31, 2017 and 2016 were as follows:

	For the years ended December 31,

	2017	2016

	(in millions)

Balance at January 1	$420	$441

Additions for tax positions of prior years	-	-

Reductions for tax positions of prior years	(10)	(21)

Balance at December 31	$410	$420

Included in contingent tax liabilities at December 31, 2017 and 2016 were $383 million and $372 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred taxes for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods. Also included in the December 31, 2017 and 2016 balances are $0 and $22 million, respectively, of tax positions for which the ultimate deductibility is not certain.    The ultimate resolution of these tax positions could have an impact on the effective tax rate in future periods.

For the years ended December 31, 2017, 2016 and 2015, the Company recognized $1 million, $3 million and $1 million, respectively, of interest-related tax expense. Contingent tax liabilities included $27 million and $26 million for the payment of interest at December 31, 2017 and 2016, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The components of net deferred tax assets reported in the statements of financial position at December 31, 2017 and 2016 were as follows:

	December 31,

	2017	2016	Change

	(in millions)

Deferred tax assets:

Policy acquisition costs	$804	$1,287	$(483)

Investments	300	525	(225)

Policy benefit liabilities	1,296	2,178	(882)

Benefit plan obligations	547	878	(331)

Other	83	115	(32)

Valuation adjustment	-	-	-

Gross deferred tax assets	3,030	4,983	(1,953)

Nonadmitted deferred tax assets	-	-	-

Gross admitted deferred tax assets	3,030	4,983	(1,953)

Deferred tax liabilities:

Investments	739	1,004	(265)

Other	503	800	(297)

Gross deferred tax liabilities	1,242	1,804	(562)

Net deferred tax assets	$1,788	$3,179	$(1,391)

All gross deferred tax liabilities have been recognized at December 31, 2017 and 2016. The Company did not employ tax planning strategies in its valuation allowance assessment or deferred tax asset admissibility calculations at either December 31, 2017 or 2016.

The Company exceeded the minimum risk-based capital (RBC) level of 300%, which is necessary to apply the maximum admissibility thresholds, based on authorized control level RBC computed without net deferred tax assets at December 31, 2017 and 2016 and expects to exceed this minimum during 2018.

Significant components of the calculation of net admitted deferred tax assets at December 31, 2017 and 2016 were as follows (in millions):

	December 31, 2017			December 31, 2016			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$2,730	$300	$3,030	$4,458	$525	$4,983	$(1,728)	$(225)	$(1,953)

Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	2,730	300	3,030	4,458	525	4,983	(1,728)	(225)	(1,953)

Deferred tax assets nonadmitted	-	-	-	-	-	-	-	-	-

Subtotal net admitted deferred tax asset	2,730	300	3,030	4,458	525	4,983	(1,728)	(225)	(1,953)

Deferred tax liabilities	503	739	1,242	800	1,004	1,804	(297)	(265)	(562)

Net admitted deferred tax asset/(liability)	$2,227	$(439)	$1,788	$3,659	$(480)	$3,179	$(1,432)	$41	$(1,391)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	December 31, 2017			December 31, 2016			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$173	$173	$1,146	$308	$1,454	$(1,146)	$(135)	$(1,281)

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	1,846	-	1,846	1,900	-	1,900	(54)	-	(54)

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	884	127	1,011	1,413	217	1,629	(529)	(90)	(618)

Total deferred tax assets admitted as the result of application of SSAP No. 101	$2,730	$300	$3,030	$4,458	$525	$4,983	$(1,728)	$(225)	$(1,953)

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$1,846			$1,900			$(54)

b. Adjusted gross deferred tax assets allowed per limitation threshold			$2,850			$2,551			$299

Ratio percentage used to detemine recovery period and threshold limitation amount			1125%			1079%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$18,998			$17,008

11.	Frank Russell Company

On December 2, 2014, the Company sold its entire investment in Frank Russell Company (“Russell”) common and preferred stock to a third party. For the year ended December 31, 2015, the Company recorded an additional $54 million after-tax gain upon final settlement of amounts held in escrow related to the Russell sale. Of this amount, $50 million was reported as an unrealized capital gain in the statements of changes in surplus with the remainder reported as a realized capital gain in the statements of operations.

12.	Commitments and Contingencies

Commitments

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate, mortgage loans and other investments. These forward commitments aggregated to $7.7 billion and $6.4 billion at December 31, 2017 and 2016, respectively, and were extended at market rates and terms.

Contingencies

The Company is engaged in various legal actions in the normal course of its insurance and investment operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action is probable and the amount of that adverse outcome is reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2017.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of wholly-owned subsidiaries (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than one year to twenty-two years at December 31, 2017.

Following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2017 and 2016, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2017		December 31, 2016
Nature of guarantee	Maximum potential amount of future payments	Financial statement liability	Maximum potential amount of future payments	Financial statement liability
	(in millions)		(in millions)

Guarantees of future minimum compensation - financial representatives	$70	$1	$123	$1

Guarantees of real estate obligations	368	4	335	3

Guarantees issued on behalf of wholly-owned subsidiaries	80	-	706	-

Total guarantees	$518	$5	$1,164	$4

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

13.	Related Party Transactions

The Company has a capital support and guarantee of benefits agreement that requires it to maintain the capital and surplus (as defined) of NLTC at a minimum level based upon a formula applied to NLTC’s earned premium and policy benefit reserves, or 150% of its’ company action level of RBC as prescribed by the NAIC, whichever is lower. In addition, NM guarantees NLTC’s policyholders its’ ability to pay all policy benefits due and owing pursuant to contracts of insurance sold by NLTC during the term of the agreement. This agreement was amended during 2017 to extend the length of the agreement through December 31, 2022 and lower the aggregate capital contribution limit from $800 million to $200 million. NM contributed capital to NLTC of $15 million and $0 for the years ended December 31, 2017 and 2016, respectively. The Company has contributed a total of $130 million to NLTC through December 31, 2017.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

The Company reported a payable to NLTC of $44 million and $40 million at December 31, 2017 and 2016, respectively. These amounts are reported in other liabilities in the statements of financial position at each of December 31, 2017 and 2016. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

14.	Surplus Notes

On September 26, 2017, the Company issued surplus notes (“2017 notes”) with a principal balance of $1.2 billion, bearing interest at 3.850% and having a maturity date of September 30, 2047. The 2017 notes were issued at an offering price of 99.787%. On March 26, 2010, the Company issued surplus notes (“2010 notes”), at par, with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. Each note issuance was distributed pursuant to Rule 144A under the Securities Act of 1933, as amended.

Interest on the 2017 and 2010 notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. SAP requires recognition of interest expense on the notes upon OCI approval of semi-annual interest payments. No interest has been paid on the 2017 notes for the year ended December 31, 2017. The Company paid and recognized $106 million of interest expense on the 2010 notes for each of the years ended December 31, 2017 and 2016. A total of $797 million of interest has been paid on the 2010 notes from their issuance through December 31, 2017.

The note issuances are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company and do not repay principal prior to maturity, with principal payment at maturity subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder but are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.20% (2017 notes) and 0.25% (2010 notes). The entire amount of the 2017 notes are redeemable, at par, in the event of certain defined tax events.

No affiliates of the Company hold any portion of the notes, which are generally held of record at the Depository Trust Company by bank custodians on behalf of investors. No single investor holds 10% or more of the 2017 notes. The largest holder of the 2010 notes is Nippon Life Insurance Company of Japan, which held $250 million in face amount of notes at each of December 31, 2017 and 2016.

15.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Principles No. 100, Fair Value Measurements (SSAP 100). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

For financial instruments included in the scope of SSAP 100, the statement value and fair value at December 31, 2017 and 2016 were as follows:

	December 31, 2017
			Quoted prices in	Significant	Significant
			active markets	observable	unobservable
	Statement	Fair	for identical assets	inputs	inputs
	Value	Value	(level 1)	(level 2)	(level 3)
	(in millions)

General account investment assets:

Bonds	$146,945	$151,975	$4,125	$134,545	$13,305

Mortgage loans	35,750	37,049	-	-	37,049

Policy loans	17,421	17,421	-	-	17,421

Common and preferred stocks	5,671	5,701	4,941	77	683

Derivative assets	434	367	-	367	-

Surplus note investments	108	142	-	142	-

Cash and short-term investments	2,469	2,469	239	2,230	-

Separate account assets	32,462	32,462	29,339	2,655	468

General account liabilities:

Investment-type insurance reserves	$5,312	$5,225	$-	$-	$5,225

Liabilities for securities lending	915	915	-	915	-

Derivative liabilities	238	371	-	371	-

Separate account liabilities	32,462	32,462	29,339	2,655	468

	December 31, 2016
			Quoted prices in	Significant	Significant
			active markets	observable	unobservable
	Statement	Fair	for identical assets	inputs	inputs
	Value	Value	(level 1)	(level 2)	(level 3)
	(in millions)

General account investment assets:

Bonds	$139,795	$142,758	$4,338	$132,249	$6,171

Mortgage loans	34,198	35,103	-	-	35,103

Policy loans	17,150	17,150	-	-	17,150

Common and preferred stocks	4,034	4,050	3,367	48	635

Derivative assets	781	715	-	715	-

Surplus note investments	160	203	-	203	-

Cash and short-term investments	2,300	2,300	502	1,798	-

Separate account assets	28,559	28,559	25,851	2,339	369

General account liabilities:

Investment-type insurance reserves	$5,357	$5,238	$-	$-	$5,238

Liabilities for securities lending	939	939	-	939	-

Derivative liabilities	14	60	-	60	-

Separate account liabilities	28,559	28,559	25,851	2,339	369

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

Bonds

Bonds classified as level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Common and Preferred Stock

Common and preferred stocks classified as level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, LIBOR basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads. See Note 4 for more information regarding the Company’s derivative investments.

Surplus Note Investments

The Company invests in surplus note issuances of other mutual insurance companies. These bond-like instruments are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market mutual funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers net asset value or amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100 are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Securities Lending Liabilities

See Note 3 for information regarding securities lending activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the statements of financial position at December 31, 2017 and 2016.

	December 31, 2017
	Quoted prices in	Significant	Significant
	active markets	observable	unobservable
	for identical assets	inputs	inputs
	(level 1)	(level 2)	(level 3)	Total
	(in millions)
General account:
Common and preferred stocks	$4,941	$1	$478	$5,420
Bonds	12	-	5	17
Money market mutual funds	243	-	-	243
Derivative assets	-	95	-	95
Derivative liabilities	-	(16)	-	(16)

Total general account	$5,196	$80	$483	$5,759

Separate accounts:
Mutual fund investments	$27,288	$-	$-	$27,288
Other benefit plan assets/liabilities	55	22	3	80
Pension and postretirement assets:
Bonds	375	2,386	115	2,876
Common and preferred stock	1,591	-	35	1,626
Cash and short-term securities	20	233	-	253
Other assets/liabilities	10	14	315	339

Subtotal pension and postretirement assets	1,996	2,633	465	5,094

Total separate accounts	$29,339	$2,655	$468	$32,462

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

	December 31, 2016
	Quoted prices in	Significant	Significant
	active markets	observable	unobservable
	for identical assets	inputs	inputs
	(level 1)	(level 2)	(level 3)	Total
	(in millions)
General account:
Common and preferred stocks	$3,366	$1	$522	$3,889
Bonds	-	-	45	45
Derivative assets	-	137	-	137
Derivative liabilities	-	(9)	-	(9)

Total general account	$3,366	$129	$567	$4,062

Separate accounts:
Mutual fund investments	$23,951	$-	$-	$23,951
Other benefit plan assets/liabilities	47	24	3	74
Pension and postretirement assets:
Bonds	206	2,068	81	2,355
Common and preferred stock	1,581	1	27	1,609
Cash and short-term securities	61	233	-	294
Other assets/liabilities	5	13	258	276

Subtotal pension and postretirement assets	1,853	2,315	366	4,534

Total separate accounts	$25,851	$2,339	$369	$28,559

The Company may reclassify assets reported at fair value between levels of the fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There were no material asset transfers between level 1 and level 2 or between level 2 and level 3 during the years ended December 31, 2017 or 2016.

The following tables summarize the changes in fair value of level 3 financial instruments for the years ended December 31, 2017 and 2016.

				Separate account pension and postretirement
For the year ended December 31, 2017	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stocks	Other assets/liabilities
	(in millions)

Fair value, beginning of period	$522	$45	$3	$81	$27	$258

Realized gains/(losses)	38	(8)	-	(2)	4	36

Unrealized gains/(losses)	55	7	-	3	1	27

Issuances	-	-	-	-	-	-

Purchases	7	-	1	61	11	92

Sales	(86)	(44)	(1)	(32)	(8)	(98)

Settlements	-	-	-	-	-	-

Net discount/premium	-	-	-	-	-	-

Transfers into level 3	-	5	-	4	-	-

Transfers out of level 3	(58)	-	-	-	-	-

Fair value, end of period	$478	$5	$3	$115	$35	$315

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2017, 2016 and 2015

				Separate account pension and postretirement
For the year ended December 31, 2016	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stocks	Other assets/liabilities
	(in millions)

Fair value, beginning of period	$432	$9	$2	$69	$20	$265

Realized gains/(losses)	39	(6)	1	(1)	1	36

Unrealized gains/(losses)	13	4	-	2	2	(16)

Issuances	-	-	-	-	-	-

Purchases	129	-	1	34	7	58

Sales	(83)	(12)	(1)	(23)	(3)	(85)

Settlements	-	-	-	-	-	-

Net discount/premium	-	-	-	-	-	-

Transfers into level 3	-	50	-	-	-	-

Transfers out of level 3	(8)	-	-	-	-	-

Fair value, end of period	$522	$45	$3	$81	$27	$258

The fair values of level 3 financial instruments are sensitive to changes in significant unobservable inputs. Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks are primarily valued using a private equity sponsor valuation or market comparables approach. Both approaches rely on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (“EBITDA”). The use of EBITDA normalizes for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.

PART C

OTHER INFORMATION

Item 26.  Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account, dated March 22, 2006	Exhibit (a) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)1	Northwestern Mutual Flexible Premium Variable Adjustable Life Insurance Policy, TT.CVUL. (0107)	Exhibit (d)1 to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)2(a)	Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability, TT.VUL.UL.SMP.(0107)	Exhibit (d)2(a) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)2(b)	Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability, TT.VUL.UL.SMC.(0107)	Exhibit (d)2(b) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)2(c)	Additional Purchase Benefit, TT.VUL.APB.(0107)	Exhibit (d)2(c) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)2(d)	Endorsement Regarding Qualification Of Variable Life Policy As A Life Insurance Contract, AMDT.FLSF.(0199)	Exhibit (d)2(d) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)(2)(e)	Flexible Premium Variable Adjustable Life Insurance Policy Contract, ICC12.TT.CVUL. (0513)	Exhibit (d)(2)(e) to Form N-6 Post-Effective Amendment No. 11, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on April 28, 2014
(e)	Northwestern Mutual Life Insurance Application, 90-1 L.I.(0198) with Application Supplement, (90-1.CVUL.Supp.(0107)	Exhibit (e) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(f)1	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18, File No. 2-89972, filed April 26, 1996
(f)2	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit (f) to Form N-6 Post-Effective Amendment No. 8, File No. 333-36865, filed February 28, 2003
(g)	Form of Reinsurance Agreement	Exhibit (g) to Form N-6 Post-Effective Amendment No. 7, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on April 26, 2012
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed on April 28, 2005
(h)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (h)1(a)(2) to Form N-6 Registration Statement, File No. 333-136124, filed on July 28, 2006
(h)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds”, and Russell Fund Distributors, Inc.	Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-136124, filed December 13, 2006

(h)(a)(4)	Amendment No. 3 dated August 29, 2007 to Participation Agreements dated March 16, 1999, August 7, 2000, and October 13, 2006, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds”, and Russell Fund Distributors, Inc.	Exhibit (h)(a)(4) to Form N-6 Pre-Effective Amendment No. 9, File No. 333-136124, filed April 25, 2013
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed April 28, 2005
(h)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-136124, filed December 13, 2006
(h)(b)(3)	Participation Agreement dated April 30, 2007 among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc., and The Northwestern Mutual Life Insurance Company	Exhibit (h)(e) to Form N-6 Post-Effective Amendment No. 7, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on April 26, 2012
(h)(b)(4)	Participation Agreement dated September 27, 2013 among Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (h)(b)(4) to Form N-6 Post-Effective Amendment No. 10, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(h)(b)(5)	Form of Amendment to Participation Agreement Regarding Rule 498	Exhibit (h)(b)(5) to Form N-6 Post-Effective Amendment No. 10, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(h)(c)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed April 28, 2005
(h)(c)(2)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed August 8, 2006
(h)(c)(3)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed August 8, 2006
(h)(c)(4)	Form of Administrative Services Agreement	Exhibit (h)(c)(2) to Form N-6 Post-Effective Amendment No. 7, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on April 26, 2012
(i)	Not Applicable
(j)(a)	Shareholder Information Agreement dated April 13, 2007 among Russell Investment Management Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Exhibit (j)(a) to Form N-6 Post-Effective Amendment No. 7, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on April 26, 2012
(j)(b)	Amendment No. 1 dated October 20, 2008 to Shareholder Information Agreement dated April 13, 2007 among Russell Fund Services Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Exhibit (j)(b) to Form N-6 Post-Effective Amendment No. 7, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on April 26, 2012

(j)(c)	Shareholder Information Agreement dated April 13, 2007 among Fidelity Distributors Corporation on behalf of Fidelity® Variable Insurance Products Fund and The Northwestern Mutual Life Insurance Company	Exhibit (j)(c) to Form N-6 Post-Effective Amendment No. 7, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on April 26, 2012
(j)(d)	Shareholder Information Agreement dated April 16, 2007 among Northwestern Mutual Series Fund, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(d) to Form N-6 Post-Effective Amendment No. 7, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on April 26, 2012
(j)(e)	Shareholder Information Agreement dated October 16, 2007 among Neuberger Berman Management Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(e) to Form N-6 Post-Effective Amendment No. 7, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on April 26, 2012
(j)(f)	Shareholder Information Agreement dated September 27, 2013 among Credit Suisse Securities (USA) LLC and The Northwestern Mutual Life Insurance Company	Exhibit (j)(f) to Form N-6 Post-Effective Amendment No. 10, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(j)(g)	Power of Attorney	Exhibit (j)(g) to Form N-6 Post-Effective Amendment No. 17, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on February 15, 2018
(j)(h)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed April 22, 2008
(k)	Opinion and Consent of Chris K. Gawart, Esq. dated April 26, 2018	Filed herewith
(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP dated April 26, 2018	Filed herewith
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Filed herewith

Item 27.  Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of February 1, 2018

Name	Address
John N. Balboni	Retired Senior Vice President & CIO International Paper 105 E. Goodwyn Memphis, TN 38111

Nicholas E. Brathwaite	Founding Partner Riverwood Capital 70 Willow Road, Suite 100 Menlo Park, CA 94025

David J. Drury	Founding Partner Wing Capital Group 330 S. Executive Drive, Suite 209 Brookfield, WI 53005

P. Russell Hardin	President Robert W. Woodruff Foundation 191 Peachtree Street NE, Suite 3540 Atlanta, GA 30303

Hans Helmerich	Chairman Helmerich & Payne, Inc. 1437 S. Boulder Avenue Tulsa, OK 74119

Dale E. Jones	CEO & President Diversified Search 1200 New Hampshire Avenue, NW Suite 820 Washington, DC 20036

David J. Lubar	President & CEO Lubar & Co. 833 E. Michigan Street Suite 1500 Milwaukee, WI 53202

Jaime Montemayor	Former Chief Technology Officer 7-Eleven 3604 Shantara Lane Plano, TX 75093

Anne M. Paradis	Retired CEO MicroTek, Inc. 72 Reservation Road Sunderland, MA 01375

Ulice Payne, Jr.	President & CEO Addison-Clifton, LLC 13555 Bishops Court Suite 241 Brookfield, WI 53005

John E. Schlifske	Chairman & CEO Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

Mary Ellen Stanek	Managing Director & Chief Investment Officer Baird Advisors Robert W. Baird & Co. President-Baird Funds Inc. 777 E. Wisconsin Avenue 21st Floor Milwaukee, WI 53202

S. Scott Voynich	Managing Partner Robinson, Grimes & Company, PC 5637 Whitesville Road P. O. Box 4299 Columbus, GA 31914

Ralph A. Weber	Founding Member Gass, Weber, Mullins, LLC 241 N. Broadway Suite 300 Milwaukee, WI 53202

Benjamin F. Wilson	Chairman Beveridge & Diamond, P.C. 1350 I Street, NW Suite 700 Washington, DC 20005

EXECUTIVE OFFICERS – As of February 1, 2018

John E. Schlifske	Chairman & Chief Executive Officer
Gregory C. Oberland	President
Leslie Barbi	Senior Vice President (Public Investments)
Rebekah B. Barsch	Vice President (Planning and Sales)
Blaise C. Beaulier	Vice President (Digital Insurance & Field Solutions)
John E. Bentley	Vice President (Investment Strategy)
Sandra L. Botcher	Vice President (Distribution Development)
Lori Brissette	Vice President (Insurance & Annuity Client Services)
Lisa A. Cadotte	Vice President (Investment Risk Operations)
Michael G. Carter	Executive Vice President & Chief Financial Officer
Eric P. Christophersen	Vice President (Strategic Philanthropy/Community Relations & Campus/Event Experiences)
Sheldon I. Cuffie	Vice President & Chief Information Security Officer
Joann M. Eisenhart	Executive Vice President & Chief People Officer
Hamilton M. Faris	Vice President (Data & Analytics)
Chris K. Gawart	Vice President & Law & General Counsel
Timothy J. Gerend	Senior Vice President (Distribution Performance & Development)
Aditi J. Gokhale	Vice President & Chief Marketing Officer
Karl G. Gouverneur	Vice President (Digital Workplace & Corporate Solutions)
John M. Grogan	Senior Vice President (Insurance Products & Client Services)
Thomas C. Guay	Vice President (Risk Selection Strategy)
Meg E. Jansky	Vice President (Field Integration)
Ronald P. Joelson	Executive Vice President & Chief Investment Officer
Todd M. Jones	Vice President & Controller
Abimbola O. Kolawole	Vice President (Policy Benefits)
Jeffrey J. Lueken	Senior Vice President (Private Securities)
Stephanie A. Lyons	Vice President (Enterprise Risk Assurance)
Raymond J. Manista	Executive Vice President, Chief Legal Officer & Secretary
John W. McTigue	Chief Distribution Advisor
Christian W. Mitchell	Vice President (Investment Products & Services)
Rebecca L. Porter	Vice President (Corporate Strategy)
Steven M. Radke	Vice President (Government Relations)
David R. Remstad	Senior Vice President & Chief Actuary
Courtney K. Reynolds	Vice President (Communications & Corporate Affairs)
Bethany M. Rodenhuis	Senior Vice President (Transformation)
Tammy M. Roou	Vice President & Chief Risk Officer
Timothy G. Schaefer	Executive Vice President (Client & Digital Experience)
Calvin R. Schmidt	Senior Vice President (Product Services)
Sarah R. Schneider	Vice President (New Business)
Sarah E. Schott	Vice President (Enterprise Compliance)
Deborah A. Schultz	Vice President (Financial Management)

Emilia Sherifova	Vice President (Architecture and Engineering)
David W. Simbro	Senior Vice President (Life, Annuity & Product Solutions)
Ainslie Simmonds	Vice President (Digital Products & Design)
Steve P. Sperka	Vice President (Field Rewards)
Alexa Von Tobel	Vice President & Chief Digital Officer; President & CEO, LearnVest Inc.
Kamilah D. Williams-Kemp	Vice President (Disability & Long Term Care Product Management)
Thomas D. Zale	Vice President (Real Estate)

OTHER OFFICERS – As of December 1, 2017

Employee	Title

Lisa C. Gandrud	Senior Actuary
Gregory A. Gurlik	Senior Actuary
James R. Lodermeier	VP-Actuary
Bryan D. Miller	Senior Actuary
Paul W. Skalecki	VP-Actuary
Chris G. Trost	VP-Corporate Actuary

Cal D. Schattschenider	Director-Campus Planning & Operations

Barbara E. Courtney	Director-Mutual Fund Accounting
Eric C. Heise	Director-Corporate Reporting
Michelle A. Hinze	Director-Accounting Operations
Todd C. Kuzminski	Director-Investment Accounting
Dean A. Landry	Director-Tax Planning
Matthew P. Sullivan	Director-Product Finance
Thomas Talajkowski	VP-Tax and Tax Policy

Patricia A. Hagen	VP-Transformation

Rick T. Zehner	VP-Research & Special Projects

John P. Carrrick	Senior Director-Digital Insurance & Field Solutions

Cynthia Lubbert	Director-DI Technical Underwriting
Daniel J. Suprenant	Director-DI & LTC Systems & Strategy

Arleen J. Llewellyn	Director-Career Advisor Engagement
Jennifer L. Brase	VP-Diversity & Inclusion
Pamela T. Cathlina	Director-Field Supervision & Standards
Justin P. Stipan	Director-NMIS Strategic Administration

Laila V. Hick	VP-Transformation
Jason R. Handal	VP-Distribution Performance
Arthur J. Mees	VP-Distribution Performance
Timothy Nelson	VP-Distribution Performance
John C. Roberts	VP-Distribution Performance

Paula B. Asen	Director-Field Integration
Kevin J. Konopa	Director-Distribution Strategy
Joseph Roblee	VP-Field Strategy and Alignment
Stephanie Wilcox	Director-Field Integration

Ricky J. Frank	Director-Systems
Anne A. Frigo	Director-Insurance Product Compliance
Robert J. Johnson	Director-Compliance
Gregory S. Leslie	Director-Variable Product Compliance
Ryan T. Livingston	Asst. Director-Marketing Materials Compliance

Employee	Title
Randy M. Pavlick	VP-Managed Investments Compliance
Jeffrey P. Schloemer	Director-Compliance
Rebecca Villegas	Director-Compliance
Gwendolyn K. Weithaus	Director-Retirement Market Compliance
Jeffrey B. Williams	VP-NMIS-NMWMC Chief Compliance Officer

Amy Burbach	Director-Field Compensation & Recognition
Michael R.Fasciotti	Director-Field Real Estate
Julie K. Flaa	Director-Distribution Planning
Jennifer S. Goodwin	Director-Field Benefits
Jeremy D. Newman	Director-Distribution Finance
Richard P. Snyder	Director-Field Compensation

Karen A. Molloy	VP & Treasurer
Deborah A. Schultz	VP-Financial Management

Susan W.Callanan	VP-Public Policy
Christopher T. Gahan	VP-Federal Relations
Walter M. Givler	VP-Solvency Policy

Diane L. Ekstrand	VP-HR Business Partners
Raj Patel	VP-Talent & Organizational Development
Jennifer Reiss	Director-Employee Relations
Todd W. Smasal	Director-Total Rewards

Brenda J. Antkowski	Director-Advanced Marketing Operations
Angela N. Bickler	Director-Customer Service Operations
Dennis P. Goyette	Director-Annuity Customer Service
James LeMere	Director-Insurance Operations Customer Call Center
Julie L. Oleson	Director-Customer Service Operations
Todd O. Zinkgraf	Interim VP-Insurance & Annuity Client Services

Karla J. Adams	Director-Investment Risk Management
David A. Escamilla	Director Investment Information

John E. Bentley	VP-Investment Strategy

Thomas K. Anderson	Asst. General Counsel & Asst. Secretary
Mark J. Backe	VP-Insurance & Operations Counsel & Asst. Secretary
Joanne M. Breese-Jaeck	Asst. General Counsel & Asst. Secretary
Christopher W. Brownell	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
Thomas B. Christenson	Asst. General Counsel & Asst. Secretary
Michael J. Conmey	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel & Asst. Secretary
Bradley L. Eull	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
John D. Gatmaitan	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Chris K. Gawart	VP & Tax Counsel & Asst. Secretary
Katherine T. Hartman	Asst. General Counsel & Asst. Secretary
Matthew D. Heinke	Asst. General Counsel & Asst. Secretary
David B. Kennedy	Asst. General Counsel & Asst. Secretary
Steven J. LaFore	Asst. General Counsel & Asst. Secretary
Lisa A. Leister	Asst. General Counsel & Asst. Secretary
Kim W. Lunn	Asst. General Counsel & Asst. Secretary

Employee	Title
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
Andrew J. McLean	Asst. General Counsel & Asst. Secretary
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
Christopher J. Menting	Assoc. General Counsel-Enterprise Governance & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Zhibin Ren	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary
Rodd Schneider	VP & Litigation and Distribution Counsel & Asst. Secretary
John M. Thompson	Asst. General Counsel & Asst. Secretary
John W. Warren	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary
Michael W. Zielinski	Asst. General Counsel & Asst. Secretary

Quentin M. Doll	Director-Annuity Product Development
W. Brian Henning	Director-Competitive Intelligence
Jason T. Klawonn	VP-Life Product Development
Kenneth M. Latus	Director-DI Products/Standards

Steven J. Stribling	VP-Product Development
Becki L. Williams	Director Advanced Markets
Nick W. Wichert	Director-Product Innovation

Peter T. Petersen	VP-Client & Digital Experience

Donna L. Lemanczyk	Asst. Secretary

Michael Barrett	Director-Planning and Sales
Candace M. Damon	Director-Strategic Productivity
Matthew K. Fleming	Director-Planning & Investments Support
Stephen J. Frankl	Director-Planning & Sales
William F. Grady, IV	Director-Advanced Planning
Terence J. Holahan	Director-Planning & Sales Education & Development
Emily J. Holbrook	Director-Young Personal Market
Martha M. Kendler	Director-Closely Held Business Market
Amy Kiiskila	Director-Advanced Planning
Stephen R. Mascitti	Asst. Director-Division Integration
Shawn P. Mauser	Director-Network Office Productivity
Elizabeth Ridley	VP-Market Strategy & Training
Julie L. Salchert	Director-Sales Promotion & Integration
Michael C. Soyka	Director-Planning & Sales
William H. Taylor	VP-Financial Planning & Sales Support
Brian D. Wilson	VP-National Sales

Christopher M. Amidzich	Asst. Director-SIU Field Investigations
Mary K. Becker	Director-DI Benefits Operations
Abimbola O. Kolawole	VP-Policy Benefits
Sandra K. Scott	Director-Life Benefits

Pency P. Byhardt	Transformation Lead
Cheryl A. Delonay	Director-Transformation Strategy & Planning
Don P. Gehrke	Director-Investment Client Services
Joseph R. Haselow	Director-Continuous Learning & Improvement
Nichole Lecher	Transformation Lead
Tim M. Ottman	Innovation Lead
Travis T. Piotrowski	VP-Transform and Integrate
Gina M. Tolzman	Director-Integrated Shared Service
Lori A. Torner	Transformation Lead

Employee	Title
Natalie J. Versnik	Director-Continuous Learning & Improvement

Troy M. Burbach	VP-Business Technology
Wayne F. Hedenreich	Medical Director
Carol a. Stilwell	Director-Integrated Risk & Regulatory Services
Deborah B. VanDommelen	Chief Medical Director
Jason L. Von Bergen	Director-Research & Analytics

Mark J. McLennon	VP-IPS Business Development

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28.  Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of February 1, 2018 are shown below. In addition to the subsidiaries shown below, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A
2.	NML Variable Annuity Account B
3.	NML Variable Annuity Account C
4.	Northwestern Mutual Variable Life Account
5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. (the “Funds”), shown below as a subsidiary of Northwestern Mutual, is an investment company, registered under the Investment Company Act of 1940, offering shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2018)
Legal Entity Name	Domestic Jurisdiction	Owner%
Operating Subsidiaries
LearnVest Inc.(2)	Delaware	100.00
LearnVest Planning Services, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Limited(2)	United Kingdom	100.00
Mason Street Advisors, LLC(2)	Delaware	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	100.00
Northwestern Mutual Investment Management Company, LLC(2)	Delaware	100.00
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	100.00
Northwestern Mutual Wealth Management Company(2)	United States	100.00

All Other Subsidiaries
1838938 Alberta Ltd.(2)	Canada	100.00
31 Ogden, LLC(2)	Delaware	100.00
3412 Exchange, LLC(2)	Delaware	100.00
777 North Van Buren Apartments, LLC(2)	Delaware	100.00
777 North Van Buren Condominium Association, Inc.(2)	Wisconsin	100.00
777 North Van Buren Parking, LLC(2)	Delaware	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2018)
777 North Van Buren Retail, LLC(2)	Delaware	100.00
AFE Brentwood Park, LLC(2)	Delaware	100.00
Amber, LLC(2)	Delaware	100.00
AMLI at Perimeter Gardens, LLC(2)	Delaware	100.00
100.00Artisan Garden Apartments, LLC(2)	Delaware	100.00
Baraboo, Inc.(2)	Delaware	100.00
Bayridge, LLC(2)	Delaware	100.00
Bishop Square, LLC(2)	Delaware	100.00
Bradford II SPE, LLC(2)	Delaware	100.00
Bradford, Inc.(2)	Delaware	100.00
Bradford Master Association Inc.(2)	North Carolina	100.00
Burgundy, LLC(2)	Delaware	100.00
Chateau, LLC(2)	Delaware	100.00
Chelsea Ventures, LLC(2)	Maryland	100.00
C – Land Fund, LLC(2)	Delaware	100.00
Coral, Inc.(2)	Delaware	100.00
Cortona Holdings, LLC(2)	Delaware	100.00
Crosland Greens, LLC(2)	North Carolina	100.00
CWS Lemmon Resources, LP(2)	Delaware	100.00
Dortmund, LLC(2)	Delaware	100.00
FB #2, LLC(2)	Maryland	100.00
GRO, LLC(2)	Delaware	100.00
GRO-SUB, LLC(2)	Delaware	100.00
Hamptons PBG, L.P.(2)	Delaware	100.00
Hazel, Inc.(2)	Delaware	100.00
Higgins, Inc.(2)	Delaware	100.00
Hobby, Inc.(2)	Delaware	100.00
Hollenberg 1, Inc.(2)	Delaware	100.00
Juleen, LLC(2)	Delaware	100.00
Klode, Inc.(2)	Delaware	100.00
Kristiana International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Logan, Inc.(2)	Delaware	100.00
Maroon, Inc.(2)	Delaware	100.00
Mason & Marshall, Inc.(2)	Delaware	100.00
Millbrook Apartments Associates L.L.C.(2)	Virginia	100.00
Model Portfolios, LLC(2)	Delaware	100.00
Nicolet, Inc.(2)	Delaware	100.00
NM BSA, LLC(2)	Delaware	100.00
NM Cancer Center GP, LLC(2)	Delaware	100.00
NM Career Distribution Holdings, LLC(2)	Delaware	100.00
NM DFW Lewisville, LLC(2)	Delaware	100.00
NM Gen, LLC(2)	Delaware	100.00
NM GP Holdings, LLC(2)	Delaware	100.00
NM Green, LLC(2)	Delaware	100.00
NM Harrisburg, Inc.(2)	Pennsylvania	100.00
NM Imperial, LLC(2)	Delaware	100.00
NM Investment Holdings, LLC.(2)	Delaware	100.00
NM Lion, LLC(2)	Delaware	100.00
NM Majestic Holdings, LLC(2)	Delaware	100.00
NM Neptune, LLC(2)	Delaware	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2018)
NM Pebble Valley LLC(2)	Delaware	100.00
NM Planning, LLC(2)	Delaware	100.00
NM RE Funds, LLC(2)	Delaware	100.00
NM Regal, LLC(2)	Delaware	100.00
NM Twin Creeks GP, LLC(2)	Delaware	100.00
NM-Hemlock, LLC(2)	Delaware	100.00
NM-Morristown, LLC(2)	Delaware	100.00
NM-Pulse, LLC(2)	Delaware	100.00
NM-SAS, LLC(2)	Delaware	100.00
NM-Skye, LLC(2)	Delaware	100.00
NM-West Hartford, LLC(2)	Delaware	100.00
NML Development Corporation(2)	Delaware	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	100.00
NML Securities Holdings, LLC(2)	Wisconsin	100.00
NMLSP1, LLC(2)	Delaware	100.00
NMRM Holdings, LLC(2)	Delaware	100.00
North Van Buren, Inc.(2)	Delaware	100.00
Northwestern Broadway Plaza, LLC(2)	Delaware	100.00
Northwestern Ellis Company(2)	Nova Scotia	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP III, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP IV, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund III, LP(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund IV, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund III, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund IV, LP(2)	Delaware	100.00
Northwestern Mutual Life Clubs Associated, Inc.(2)	Wisconsin	100.00
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Series Fund, Inc.(3)	Maryland	100.00
NorthWoods Phase I, LLC(2)	Delaware	100.00
NWM ZOM GP, LLC(2)	Delaware	100.00
Osprey Links Golf Course, LLC(2)	Delaware	100.00
Osprey Links, LLC(2)	Delaware	100.00
Piedmont Center, 1-4 LLC(2)	Delaware	100.00
Piedmont Center, 15 LLC(2)	Delaware	100.00
Plantation Oaks MHC-NM, LLC(2)	Delaware	100.00
RE Corp.(2)	Delaware	100.00
Regina International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Ruhl Financial Group, LLC(2)	Delaware	100.00
Russet, Inc.(2)	Delaware	100.00
Scotty, LLC(2)	Delaware	100.00
Stadium and Arena Management, Inc.(2)	Delaware	100.00
Tapestry Condominium Owners Association, Inc.(2)	Tennessee	100.00
Trade Street Associates I, LLC(2)	Delaware	100.00
Tupelo, Inc.(2)	Delaware	100.00
Two Con Holdings, LLC(2)	Delaware	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2018)
Two Con SPE, LLC(2)	Delaware	100.00
Two Con, LLC(2)	Delaware	100.00
Ventura Lakes MHC-NM, LLC(2)	Delaware	100.00
Walden OC, LLC(2)	Delaware	100.00
West Huron Joint Venture(2)	Washington	100.00
White Oaks, Inc.(2)	Delaware	100.00
WVB Insurance Services, LLC(2)	Delaware	100.00

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2017, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented.

(2)	Subsidiary included in the consolidated financial statements.

(3)	Northwestern Mutual Series Fund, Inc. consists of 27 series of capital stock, each a separate investment portfolio (the “Portfolios”). The Portfolios consist of: Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 29.  Indemnification

(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 30. Principal Underwriters

(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS also acts as the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account (811-3989).

(b) As of February 1, 2018, the directors and officers of NMIS are as follows:

Name	Position
Rebecca Arthur	Assistant Treasurer
Rebekah B. Barsch	Vice President, Planning and Sales
Sheldon I. Cuffie	Chief Information Security Officer
Bradley L. Eull	Secretary
Don P. Gehrke	Director, Retail Investment Operations, Chief Operations Officer
Timothy J. Gerend	Director and Senior Vice President, Distribution Performance and Development
John M. Grogan	Director and Senior Vice President, Insurance and Investment Products
Susan Limbach	Assistant Treasurer
Mark McNulty	NMIS Anti-Money Laundering (AML) Officer
Christian Mitchell	Director
Jennifer W. Murphy	Director, NMIS Home Office Supervision/Administration
Gregory C. Oberland	Executive Officer, Career Distribution, Sales and Marketing
Jennifer O’Leary	Treasurer and Financial and Operations Principal
Travis T. Piotrowski	Vice President, Policyowner Services
Paul A. Presley	Chief Technology Officer
Calvin R. Schmidt	Director and Senior Vice President, Product Services
Sarah R. Schneider	Vice President, New Business
Evamarie Schoenborn	President, Director
Sarah E. Schott	Vice President, Enterprise Compliance
David W. Simbro	Senior Vice President, Life and Annuity Product
Steve P. Sperka	Vice President, Field Rewards
Justin Stipan	Director, NMIS Strategic Administration
Thomas Talajkowski	Assistant Treasurer
Alan M. Werth	Third Party Sales Consultant
Jeffrey B. Williams	Vice President, NMIS Compliance, and Chief Compliance Officer
Terry Young	Assistant Secretary

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) NMIS, the principal underwriter, received $19,621,125 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 31. Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32. Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33. Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable adjustable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account II, certifies that it meets all of the requirements for effectiveness of this Amended Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 26th day of April, 2018.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II (Registrant)

By	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	Executive Vice President, Chief Legal Officer & Secretary		Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 26th day of April, 2018.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	Executive Vice President, Chief Legal Officer & Secretary		Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

Chairman, Trustee and
/s/ JOHN E. SCHLIFSKE	Chief Executive Officer;
John E. Schlifske	Principal Executive Officer

/s/ MICHAEL G. CARTER	Executive Vice President and
Michael G. Carter	Chief Financial Officer;
Principal Financial Officer

/s/ TODD JONES	Vice President and Controller;
Todd Jones	Principal Accounting Officer

/s/ John N. Balboni*	Trustee
John N. Balboni

/s/ Nicholas E. Brathwaite*	Trustee
Nicholas E. Brathwaite

/s/ David J. Drury*	Trustee
David J. Drury

/s/ P. Russell Hardin*	Trustee
P. Russell Hardin

/s/ Hans Helmerich*	Trustee
Hans Helmerich

/s/ Dale E. Jones*	Trustee
Dale E. Jones

/s/ David J. Lubar*	Trustee
David J. Lubar

/s/ Jaime Montemayor*	Trustee
Jaime Montemayor

/s/ Anne M. Paradis*	Trustee
Anne M. Paradis

/s/ Ulice Payne, Jr.*	Trustee
Ulice Payne, Jr.

/s/ John E. Schlifske*	Trustee
John E. Schlifske

/s/ Mary Ellen Stanek*	Trustee
Mary Ellen Stanek

/s/ S. Scott Voynich*	Trustee
S. Scott Voynich

/s/ Ralph A. Weber*	Trustee
Ralph A. Weber

/s/ Benjamin F. Wilson*	Trustee
Benjamin F. Wilson

*By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Attorney in fact, pursuant to the Power of Attorney filed February 15, 2018.

Each of the signatures is affixed as of April 26, 2018.

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 18 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

Exhibit	Description
(k)	Opinion and Consent of Chris K. Gawart, Esq. dated April 26, 2018	Filed herewith
(n)	Consent of PricewaterhouseCoopers LLP dated April 26, 2018	Filed herewith
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Filed herewith